[***] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed.
Exhibit 10.41

SUNRUN ATLAS ISSUER 2019-2, LLC

ISSUER

and

WELLS FARGO BANK, NATIONAL ASSOCIATION

INDENTURE TRUSTEE

INDENTURE

DATED AS OF OCTOBER 28, 2019

$371,000,000

SUNRUN ATLAS ISSUER 2019-2, LLC
SOLAR ASSET BACKED NOTES, SERIES 2019-2
CLASS A NOTES AND CLASS B NOTES

2
CPAM: 12883712.7

i

Section 12.17.	Further Assurances	79
Section 12.18.	No Bankruptcy Petition Against the Issuer	79
Section 12.19.	[Reserved].	79
Section 12.20.	Liquidated Damages Demands	79
Section 12.21.	[Reserved].	80
Section 12.22.	Tax Treatment Disclosure	80
Section 12.23.	Multiple Roles	80
Section 12.24.	PATRIOT Act	80

ARTICLE XIII Termination		80
Section 13.01.	Termination of Indenture	80

Schedule I	—	Schedule of Solar Assets
Schedule II	—	Scheduled Host Customer Payments
Schedule III	—	Scheduled PBI Payments
Schedule IV	—	Scheduled Outstanding Note Balance
Schedule V	—	Projected Tax Equity Investor Distributions

Exhibit A-1	—	Form of Class A Note A-1
Exhibit A-2	—	Form of Class B Note A-2

Exhibit B	—	Forms of Transferee Letter B-1
Exhibit C	—	Notice of Voluntary Prepayment C-1

Annex A	—	Standard Definitions

THIS INDENTURE (as amended or supplemented from time to time, the “Indenture”) is dated as of October 28, 2019 between Sunrun Atlas Issuer 2019-2, LLC, a limited liability company organized under the laws of the State of Delaware, as issuer (the “Issuer”), and Wells Fargo Bank, National Association, a national banking association, not in its individual capacity but solely in its capacity as indenture trustee (together with its successors and assigns in such capacity, the “Indenture Trustee”).
PRELIMINARY STATEMENT
Pursuant to this Indenture, there is hereby duly authorized the execution and delivery of two classes of notes designated as the Issuer’s 3.61% Solar Asset Backed Notes, Series 2019-2, Class A (the “Class A Notes”), 6.35% Solar Asset Backed Notes, Series 2019-2, Class B (the “Class B Notes” and together with the Class A Notes, the "Notes"). All covenants and agreements made by the Issuer herein are for the benefit and security of the Holders of the Notes. The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.
GRANTING CLAUSE
The Issuer hereby Grants to the Indenture Trustee, for the benefit of the Holders of the Notes, as their interests may appear, all of the rights, title, interest and benefits of the Issuer whether now existing or hereafter arising in and to: (a) the Managing Member Membership Interests; (b) the Contribution Agreements, the Transaction Management Agreement, the Manager Transition Agreement, the Custodial Agreement, the Performance Guaranty, any Letter of Credit and all other Transaction Documents; (c) amounts deposited from time to time into the Collection Account, the Liquidity Reserve Account, the Supplemental Reserve Account, the Tax Loss Insurance Proceeds Account, and all Eligible Investments in each such account; (d) the membership interests of each Tax Equity Investor Member in the related Project Company if and when acquired by the Issuer through the exercise of the related Purchase Option or the [***] Project Company Put Option; (e) the membership interests of each Managing Member in the related Project Company; (f) proceeds of any and all of the foregoing including all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other property; and (g) all other assets of the Issuer (collectively, the “Trust Estate”) except that the Trust Estate will not include a lien on the Solar Assets or any other assets of the Project Companies.
Such Grants are made in trust, to secure payments of amounts due with respect to the Notes ratably and without prejudice, priority or distinction between the Notes, and to secure: (a) the payment of all amounts on the Notes as such amounts become due in accordance with their terms; (b) the payment of all other sums payable in accordance with the provisions of this Indenture; and (c) compliance with the provisions of this Indenture, all as provided in this Indenture.

The Indenture Trustee acknowledges such Grants, accepts the trusts hereunder in accordance with the provisions of this Indenture, and agrees to perform the duties herein required pursuant to the terms and provisions of this Indenture and subject to the conditions hereof.
ARTICLE I
DEFINITIONS
Section 1.01.    General Definitions and Rules of Construction. Except as otherwise specified or as the context may otherwise require, capitalized terms used in this Indenture shall have the respective meanings given to such terms in the Standard Definitions attached hereto as Annex A, which is hereby incorporated by reference into this Indenture as if set forth fully in this Indenture. The rules of construction set forth in Annex A shall apply to this Indenture and are hereby incorporated by reference into this Indenture as if set forth fully in this Indenture.
Section 1.02.    Calculations. Calculations required to be made pursuant to this Indenture shall be made on the basis of information or accountings as to payments on each Note furnished by the Transaction Manager. Except to the extent they are incorrect on their face, such information or accountings may be conclusively relied upon in making such calculations, but to the extent that it is later determined that any such information or accountings are incorrect, appropriate corrections or adjustments will be made.
ARTICLE II

THE NOTES; RECONVEYANCE
Section 2.01.    General.
(a) The Notes shall be designated the Issuer’s “3.61% Solar Asset Backed Notes, Series 2019-2, Class A” and “6.35% Solar Asset Backed Notes, Series 2019-2, Class B.”
(b)    All payments of principal and interest with respect to the Notes shall be made only from the Trust Estate on the terms and conditions specified herein. Each Noteholder and each Note Owner, by its acceptance of a Note, agrees that it will have recourse solely against such Trust Estate and such payment and indemnification obligations included therein.
(c)    Except as otherwise provided herein, all Notes shall be substantially identical in all respects. Except as specifically provided herein, all Notes issued, authenticated and delivered under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture.

(d)    The Initial Outstanding Note Balance of the Class A Notes and the Class B Notes that may be executed by the Issuer and authenticated and delivered by the Indenture Trustee and Outstanding at any given time under this Indenture is limited to $312,400,000 and $58,600,000, respectively.
(e)    Holders of the Notes shall be entitled to payments of interest and principal as provided herein. Each Class of Notes shall have a final maturity on the Rated Final Maturity. All Notes of the same Class shall be secured on parity with one another, with no Note of any Class having any priority over any other Note of that same Class.
(f)    The Notes that are authenticated and delivered to the Noteholders by the Indenture Trustee upon an Issuer Order on the Closing Date shall be dated as of the Closing Date. Any Note issued later in exchange for, or in replacement of, any Note issued on the Closing Date shall be dated the date of its authentication.
(g)    The Notes are issuable in the applicable Minimum Denomination and, in each case, integral multiples of $1,000 in excess thereof; provided that one Note of such Class may be issued in an additional amount equal to any remaining portion of the Initial Outstanding Note Balance of such Class.
Section 2.02.    Forms of Notes. The Notes shall be in substantially the form set forth in Exhibit A-1 or Exhibit A-2, as applicable, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the Issuer, as evidenced by its execution thereof.
The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.
Each Note shall be dated the date of its authentication. The terms of the Notes are set forth in Exhibit A-1 or Exhibit A-2, and are part of the terms of this Indenture.
(a)    Global Notes. The Notes are being offered and sold by the Issuer to the Initial Purchasers pursuant to the Note Purchase Agreement.
Notes offered and sold within the United States to QIBs in reliance on Rule 144A and, with respect to any Class B Notes acquired by Sunrun or any of its affiliates, Institutional Accredited Investors, shall be issued initially in the form of Rule 144A Global Notes, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Indenture Trustee, as custodian for the Securities Depository, and registered in the name of the Securities Depository or a nominee of the Securities Depository, duly executed by the Issuer and authenticated by the Indenture Trustee as hereinafter provided. The Outstanding Note Balance of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee and the Securities Depository or its nominee as hereinafter provided. The Indenture Trustee shall not be liable for any error or omission by the Securities Depository in making such record adjustments and the records of the Indenture Trustee shall be controlling with regard to outstanding principal amount of Notes hereunder.
Notes offered and sold outside of the United States in reliance on Regulation S under the Securities Act shall be issued initially in the form of a Regulation S Temporary Global Note, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Indenture Trustee, as custodian for the Securities Depository, and registered in the name of the Securities Depository or the nominee of the Securities Depository for the investors’ respective accounts at Euroclear Bank S.A./N.V. as operator of the Euroclear System (“Euroclear”), or Clearstream Banking société anonyme (“Clearstream”), duly executed by the Issuer and authenticated by the Indenture Trustee as hereinafter provided. Beneficial interests in the Regulation S Temporary Global Notes may be held only through Euroclear or Clearstream.
Within a reasonable period of time following the expiration of the “40-day distribution compliance period” (as defined in Regulation S), beneficial interests in the Regulation S Temporary Global Note shall be exchanged for beneficial interests in Regulation S Permanent Global Notes upon the receipt by the Indenture Trustee of an Officer’s Certificate from the Issuer. The Regulation S Permanent Global Notes will be deposited with the Indenture Trustee, as custodian, and registered in the name of a nominee of the Securities Depository. Simultaneously with the authentication of the Regulation S Permanent Global Notes, the Indenture Trustee shall cancel the Regulation S Temporary Global Note. The Outstanding Note Balance of the Regulation S Temporary Global Note and the Regulation S Permanent Global Notes may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee and the Securities Depository or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided. The Indenture Trustee shall incur no liability for any error or omission of the Securities Depository in making such record adjustments and the records of the Indenture Trustee shall be controlling with regard to outstanding principal amount of Regulation S Global Notes hereunder.
Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and prepayments. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Indenture Trustee, or by the Note Registrar at the direction of the Indenture Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.08.

The provisions of the “Operating Procedures of the Euroclear System” and “Terms and Conditions Governing Use of Euroclear” and the “Management Regulations” and “Instructions to Participants” of Clearstream shall be applicable to interests in the Regulation S Temporary Global Note and the Regulation S Permanent Global Notes that are held by the members of, or participants in, the Securities Depository (“Agent Members”) through Euroclear or Clearstream.
Except as set forth in Section 2.08, the Global Notes may be transferred, in whole and not in part, only to another nominee of the Securities Depository or to a successor of the Securities Depository or its nominee.
(b)    Book-Entry Provisions. This Section 2.02(b) shall apply only to the Global Notes deposited with or on behalf of the Securities Depository.
The Issuer shall execute and the Indenture Trustee shall, in accordance with this Section 2.02(b), authenticate and deliver one Global Note for each Class of Notes which (i) shall be registered in the name of the Securities Depository or the nominee of the Securities Depository and (ii) shall be delivered by the Indenture Trustee to the Securities Depository or pursuant to the Securities Depository’s instructions or held by the Indenture Trustee as custodian for the Securities Depository.
Agent Members shall have no rights either under this Indenture with respect to any Global Note held on their behalf by the Securities Depository or by the Indenture Trustee as custodian for the Securities Depository or under such Global Note, and the Securities Depository may be treated by the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee from giving effect to any written certification, proxy or other authorization furnished by the Securities Depository or impair, as between the Securities Depository and its Agent Members, the operation of customary practices of such Securities Depository governing the exercise of the rights of an owner of a beneficial interest in any Global Note.
The Note Registrar and the Indenture Trustee shall be entitled to treat the Securities Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners.
The rights of Note Owners shall be exercised only through the Securities Depository and shall be limited to those established by law and agreements between such Note Owners and the Securities Depository and/or the Agent Members pursuant to the Note Depository Agreement. The initial Securities Depository will make book-entry transfers among the Agent Members and receive and transmit payments of principal of and interest on the Notes to such Agent Members with respect to such Global Notes.
Whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding amount of the Notes, the Securities Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Agent Members owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.
(c)    Definitive Notes. Except as provided in Sections 2.08 and 2.13, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of certificated definitive, fully registered Notes (the “Definitive Notes”).
Section 2.03.    Payment of Principal and Interest.
(a) Principal payments on the Notes will be made on each Payment Date to the Noteholders as of the related Record Date pursuant to the provision of Section 5.05. The remaining Aggregate Outstanding Note Balance, if any, shall be due and payable on the Rated Final Maturity.
(b)    On each Payment Date, the Note Interest for each Class of Notes will be distributed to the registered Noteholders of the applicable Class of Notes as of the related Record Date in accordance with the Priority of Payments. Interest on the Notes with respect to any Payment Date will accrue at the applicable Note Rate based on the Interest Accrual Period.
(c)    If the Outstanding Note Balance of any Class of Notes has not been paid in full on or before the Anticipated Repayment Date, additional interest (the “Post-ARD Additional Note Interest”) will begin to accrue during each Interest Accrual Period thereafter on such Class of Notes at the related Post-ARD Additional Interest Rate. The Post-ARD Additional Note Interest for a Class of Notes will only be due and payable after the Aggregate Outstanding Note Balance has been paid in full. Prior to such time, the Post-ARD Additional Note Interest accruing on a Class of Notes will be deferred and added to any Post-ARD Additional Note Interest previously deferred and remaining unpaid (“Deferred Post-ARD Additional Note Interest”). Deferred Post-ARD Additional Note Interest will not bear interest.
Section 2.04.    Payments to Noteholders.
(a)     Noteholders of each Class shall, subject to the priorities and conditions set forth in Section 5.05, be entitled to receive payments of interest and principal on each Payment Date. Any payment of interest or principal payable with respect to the Notes on the applicable Payment Date shall be made to the Person in whose name such Note is registered on the Record Date for such Payment Date in the manner provided in Section 5.07.

(b)    All reductions in the principal balance of a Note (or one or more Predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.
Section 2.05.    Execution, Authentication, Delivery and Dating.
(a)     The Notes shall be executed by the Issuer. The signature of such Authorized Officer on the Notes may be manual or facsimile. Notes bearing the manual or facsimile signature of any individual who was, at the time of execution thereof, an Authorized Officer of the Issuer shall bind the Issuer, notwithstanding the fact that such individual ceased to hold such office prior to the authentication and delivery of such Notes or did not hold such office at the date of issuance of such Notes.
(b)    On the Closing Date, the Issuer shall, and at any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication, and the Indenture Trustee, upon receipt of the Notes and of an Issuer Order, shall authenticate and deliver such Notes; provided, however, that the Indenture Trustee shall not authenticate the Notes on the Closing Date unless and until it shall have received the documents listed in Section 2.12.
(c)    Each Note authenticated and delivered by the Indenture Trustee to or upon an Issuer Order on or prior to the Closing Date shall be dated the Closing Date. All other Notes that are authenticated after the Closing Date for any other purpose under this Indenture shall be dated the date of their authentication.
(d)    Notes issued upon transfer, exchange or replacement of other Notes shall be issued in authorized denominations reflecting the Outstanding Note Balance so transferred, exchanged or replaced, but shall represent only the Outstanding Note Balance so transferred, exchanged or replaced. In the event that any Note is divided into more than one Note in accordance with this Article II, such Outstanding Note Balance shall be divided among the Notes delivered in exchange therefor.
(e)    No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication, substantially in the form provided for herein, executed by the Indenture Trustee by the manual signature of a Responsible Officer of the Indenture Trustee, and such executed certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered.
Section 2.06.    Temporary Notes. Except for the Notes maintained in book-entry form, temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the Definitive Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Issuer. Every such temporary Note shall be executed by the Issuer and authenticated by the Indenture Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the Definitive Notes. Without unreasonable delay, the Issuer will execute and deliver to the Indenture Trustee Definitive Notes (other than in the case of Notes in global form) and thereupon any or all temporary Notes (other than in the case of Notes in global form) may be surrendered in exchange therefor, at the Corporate Trust Office, and the Indenture Trustee shall authenticate and deliver in exchange for such temporary Notes an equal aggregate principal amount of Definitive Notes. Such exchange shall be made by the Issuer at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Definitive Notes authenticated and delivered hereunder.
Section 2.07.    Registration, Registration of Transfer and Exchange.
(a)     The Indenture Trustee (in such capacity, the “Note Registrar”) shall cause to be kept at its Corporate Trust Office a register (the “Note Register”), in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of the Notes and the registration of transfers of such Notes. The Notes are intended to be obligations in registered form for purposes of Section 163(f), Section 871(h)(2) and Section 881(c)(2) of the Code.
(b)    Each Person who has or who acquires any Ownership Interest in a Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of this Section 2.07 and Section 2.08.
(c)    Each purchaser of Global Notes, other than the Initial Purchasers, will be deemed to have represented and agreed as follows:
(i)         The purchaser (other than Sunrun or any affiliate thereof that acquires a Class B Note) (A) (1) is a QIB, (2) is aware that the sale to it is being made in reliance on Rule 144A and (3) is acquiring the Notes or interests therein for its own account or for the account of a QIB or (B) is not a U.S. Person and is purchasing the Notes or interests therein in an offshore transaction pursuant to Regulation S.
(ii)         The purchaser understands that the Notes and interests therein are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that the Notes have not been and will not be registered under the Securities Act and that (A) if in the future it decides to offer, resell, pledge or otherwise transfer any of the Notes or any interests therein, such Class A Notes and Class B Notes or the interests therein may not be offered, resold, pledged or otherwise transferred in denominations lower than $100,000 and $750,000, respectively, and, in each case, in integral multiples of $1,000 in excess thereof, and only (1) in the United States to a person whom the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, (2) outside the United States in a transaction complying with the provisions of Regulation S under the Securities Act, or (3) pursuant to another exemption from registration under the Securities Act (if available and evidenced by an opinion of counsel acceptable to the Issuer and the Indenture Trustee), in each of cases (1) through (3) in accordance with any applicable securities laws of any State of the United States and any other applicable jurisdiction, and (B) the purchaser will, and each subsequent Holder is required to, notify any subsequent purchaser of such Notes or interests therein from it of the resale restrictions referred to in (A) above. Notwithstanding the foregoing restriction, any Note that has been properly issued in an amount no less than the applicable Minimum Denomination, or any interest therein, may be offered, resold, pledged or otherwise transferred in denominations less than the applicable Minimum Denomination if such lesser denomination is solely a result of a reduction in principal due to payments made in accordance with this Indenture.
(iii)         The purchaser understands that the Notes will bear a legend substantially to the following effect:
THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE OR INTEREST HEREIN MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE AND ANY INTEREST HEREIN MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN DENOMINATIONS LOWER THAN $100,000 FOR CLASS A NOTES/$750,000 FOR CLASS B NOTES AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A

TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, OR (III) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE AND EVIDENCED BY AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER AND THE INDENTURE TRUSTEE), IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. NOTWITHSTANDING THE FOREGOING RESTRICTION, ANY NOTE THAT HAS BEEN PROPERLY ISSUED IN AN AMOUNT NO LESS THAN $100,000 FOR CLASS A NOTES/$750,000 FOR CLASS B NOTES, OR ANY INTEREST THEREIN, MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN DENOMINATIONS LESS THAN $100,000 FOR CLASS A NOTES/$750,000 FOR CLASS B NOTES IF SUCH LESSER DENOMINATION IS SOLELY A RESULT OF A REDUCTION IN PRINCIPAL DUE TO PAYMENTS MADE IN ACCORDANCE WITH THIS INDENTURE.
THE PURCHASER UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THE NOTES FROM THE SECURITIES DEPOSITORY.
(iv)         The purchaser understands that any Note offered in reliance on Regulation S will, during the 40-day distribution compliance period commencing on the day after the later of the commencement of the offering and the date of original issuance of the Notes, bear a legend substantially to the following effect:
THIS NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT WHICH IS EXCHANGEABLE FOR A REGULATION S PERMANENT GLOBAL NOTE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE.
PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES, THIS NOTE MAY NOT BE OFFERED, SOLD,

PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.
Following the 40-day distribution compliance period, interests in a Regulation S Temporary Global Note will be exchanged for interests in a Regulation S Permanent Global Note.
(v)         Each purchaser and transferee by its purchase and holding of a Class A Note or Ownership Interest therein shall be deemed to have represented and warranted that (a) it is not acquiring the Class A Note or interest therein for or on behalf of or with the assets of any employee benefit plan as defined in Section 3(3) of the Employment Retirement Income Security Act of 1974, as amended (“ERISA”) that is subject to Title I of ERISA or any other “plan” as defined in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code or any entity whose underlying assets include plan assets (within the meaning of 29 C.F.R. 2510.3-101, as modified by Section 3(3) of ERISA) by reason of an employee benefit plan’s or plan’s investment in such entity (each a “Benefit Plan Investor”), or any “governmental plan” within the meaning of Section 3(32) of ERISA or “church plan” within the meaning of Section 3(33) of ERISA that is subject to any substantially similar provision of state or local law (“Similar Law”), or (b) if the purchaser or transferee is a Benefit Plan Investor or a governmental plan or church plan subject to Similar Law, the purchaser and transferee and the fiduciary of such Benefit Plan Investor or governmental plan or church plan by its purchase of the Class A Note or interest therein shall be deemed to have represented and warranted that the purchase and holding of the Class A Note or interest therein will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or violation of Similar Law and will be consistent with any applicable fiduciary duties that may be imposed upon the purchaser or transferee.
(vi)         Each purchaser and transferee by its purchase and holding of a Class B Note or Ownership Interest therein shall be deemed to have represented and warranted that at the time of its purchase and throughout the period that it holds such Class B Note or interest therein, that (a) it is not and will not be a Benefit Plan Investor and is not acquiring the Class B Note (or any interest therein), directly or indirectly, with the assets of a Benefit Plan Investor, (b) it is not and will not be a Government Plan or church plan subject to Similar Law and will not be acquiring the Class B Note, directly or indirectly, with the assets of such a Government Plan or church plan and (c) it will not sell or otherwise transfer the Class B Note or interest therein to any person without first obtaining the same foregoing representations, warranties and covenants from that person.
(vii)    The purchaser understands that the Issuer may receive a list of participants holding positions in the Notes from the Securities Depository.

(viii)    Each purchaser and transferee by its purchase of a Note or interest therein shall be deemed to have agreed to treat the Note as indebtedness and indicate on all federal, state and local income tax and information returns and reports required to be filed with respect to the Note, under any applicable federal, state or local tax statute or any rule or regulation under any of them, that the Note is indebtedness unless otherwise required by applicable law.
(d)    Other than with respect to Notes maintained in book-entry form, at the option of a Noteholder, Notes may be exchanged for other Notes of any authorized denominations and of a like Outstanding Note Balance and Class upon surrender of the Notes to be exchanged at the Corporate Trust Office. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.
(e)    Other than with respect to Notes maintained in book-entry form, any Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed. All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same rights, and entitled to the same benefits under this Indenture, as the Class of Notes surrendered upon such registration of transfer or exchange. No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer and the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.08 not involving any transfer.
The Notes have not been and will not be registered under the Securities Act or the securities laws of any jurisdiction. Consequently, the Notes are not transferable other than pursuant to an exemption from the registration requirements of the Securities Act and satisfaction of provisions set forth in this Indenture.
(f)    Each purchaser and transferee by its purchase of a Class B Note or a beneficial interest therein shall be deemed to have made all of the certifications, representations, warranties and covenants set forth therein (which shall include those set forth in Section 2.07(c)(i)-(ix) and Section 2.08(e)). Any transfer of a beneficial interest in a Class B Note in violation of any of the foregoing will be of no force and effect and void ab initio.
(g)    Sunrun and any affiliate thereof, by its holding, transfer or purchase of the Class B Notes on and after the Closing Date, will be deemed to have represented that it is an Institutional Accredited Investor.
Section 2.08.    Transfer and Exchange.

(a)     The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Securities Depository, in accordance with this Indenture and the procedures of the Securities Depository therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Beneficial interests in a Global Note may be transferred to persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions set forth in the legends in subsections (c)(iii) and (c)(iv) of Section 2.07, as applicable. Transfers of beneficial interests in the Global Notes to persons required or permitted to take delivery thereof in the form of an interest in another Global Note shall be permitted as follows:
(i)    Rule 144A Global Note to Regulation S Global Note. If, at any time, an owner of a beneficial interest in a Rule 144A Global Note deposited with the Securities Depository (or the Indenture Trustee as custodian for the Securities Depository) wishes to transfer its interest in such Rule 144A Global Note to a person who is required or permitted to take delivery thereof in the form of an interest in a Regulation S Global Note, such owner shall, subject to compliance with the applicable procedures described herein (the “Applicable Procedures”), exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Note as provided in this Section 2.08(a)(i). Upon receipt by the Indenture Trustee of (1) instructions given in accordance with the Applicable Procedures from an Agent Member directing the Indenture Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the Rule 144A Global Note to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Securities Depository and the Euroclear or Clearstream account to be credited with such increase, and (3) a certificate in the form of Exhibit B-1 hereto given by the Note Owner of such beneficial interest stating that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S, then the Indenture Trustee, as Note Registrar, shall instruct the Securities Depository to reduce or cause to be reduced the initial Outstanding Note Balance of the applicable Rule 144A Global Note and to increase or cause to be increased the initial Outstanding Note Balance of the applicable Regulation S Global Note by the initial principal amount of the beneficial interest in the Rule 144A Global Note to be exchanged, to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Regulation S Global Note equal to the reduction in the initial Outstanding Note Balance of the Rule 144A Global Note, and to debit, or cause to be debited, from the account of the person making such exchange or transfer the beneficial interest in the Rule 144A Global Note that is being exchanged or transferred.

(ii)    Regulation S Global Note to Rule 144A Global Note. If, at any time an owner of a beneficial interest in a Regulation S Global Note deposited with the Securities Depository or with the Indenture Trustee as custodian for the Securities Depository wishes to transfer its interest in such Regulation S Global Note to a person who is required or permitted to take delivery thereof in the form of an interest in a Rule 144A Global Note, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Rule 144A Global Note as provided in this Section 2.08(a)(ii). Upon receipt by the Indenture Trustee of (1) instructions from Euroclear or Clearstream, if applicable, and the Securities Depository, directing the Indenture Trustee, as Note Registrar, to credit or cause to be credited a beneficial interest in the Rule 144A Global Note equal to the beneficial interest in the Regulation S Global Note to be exchanged, such instructions to contain information regarding the participant account with the Securities Depository to be credited with such increase, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Securities Depository and (3) if such transfer is being effected prior to the expiration of the “40-day distribution compliance period” (as defined by Regulation S under the Securities Act), a certificate in the form of Exhibit B-2 attached hereto given by the Note Owner of such beneficial interest stating (A) if the transfer is pursuant to Rule 144A, that the person transferring such interest in a Regulation S Global Note reasonably believes that the person acquiring such interest in a Rule 144A Global Note is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable blue sky or securities laws of any State of the United States, (B) that the transfer complies with the requirements of Rule 144A under the Securities Act and any applicable blue sky or securities laws of any State of the United States or (C) if the transfer is pursuant to any other exemption from the registration requirements of the Securities Act, that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the requirements of the exemption claimed, such statement to be supported by an Opinion of Counsel from the transferee or the transferor in form reasonably acceptable to the Issuer and to the Indenture Trustee, then the Indenture Trustee, as Note Registrar, shall instruct the Securities Depository to reduce or cause to be reduced the initial Outstanding Note Balance of such Regulation S Global Note and to increase or cause to be increased the initial Outstanding Note Balance of the applicable Rule 144A Global Note by the initial principal amount of the beneficial interest in the Regulation S Global Note to be exchanged, and the Indenture Trustee, as Note Registrar, shall instruct the Securities Depository, concurrently with such reduction, to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the applicable Rule 144A Global Note equal to the reduction in the Outstanding Note Balance at maturity of such Regulation S Global Note and to debit or cause to be debited from the account of the person making such transfer the beneficial interest in the Regulation S Global Note that is being transferred.
(b)    Transfer and Exchange from Definitive Notes to Definitive Notes. When Definitive Notes are presented by a Holder to the Note Registrar with a request:
(i)    to register the transfer of Definitive Notes in the form of other Definitive Notes; or
(ii)    to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Note Registrar shall register the transfer or make the exchange as requested; provided, however, that the Definitive Notes presented or surrendered for register of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Note Registrar duly executed by such Holder or by his attorney, duly authorized in writing; and
(i)    if such Definitive Note is being transferred to a QIB in accordance with Rule 144A or in an offshore transaction pursuant to Regulation S, a certification to that effect from such Holder (in the form attached as Exhibit B-3 hereto); or
(ii)    if such Definitive Note is being transferred in reliance on any other exemption from the registration requirements of the Securities Act, a certification to that effect from such Holder (in the form attached as Exhibit B-3 hereto) and an Opinion of Counsel from such Holder or the transferee reasonably acceptable to the Issuer and to the Indenture Trustee to the effect that such transfer is in compliance with the Securities Act.
(c)    Restrictions on Transfer and Exchange of Global Notes. Notwithstanding any other provision of this Indenture, a Global Note may not be transferred except by the Securities Depository to a nominee of the Securities Depository or by a nominee of the Securities Depository to the Securities Depository or another nominee of the Securities Depository or by the Securities Depository or any such nominee to a successor Securities Depository or a nominee of such successor Securities Depository.
(d)    Initial Issuance of the Notes. The Initial Purchasers shall not be required to deliver, and neither the Issuer nor the Indenture Trustee shall demand therefrom, any of the certifications or opinions described in this Section 2.08 in connection with the initial issuance of the Notes and the delivery thereof by the Issuer.
(e)    Tax Transfer Restrictions for the Class B Notes. Notwithstanding anything to the contrary herein, no transfer of a beneficial interest in a Class B Note shall be effective, and any attempted transfer shall be void ab initio, unless, each transferee satisfies each of the items in clauses

(i) through (ix) below. By its acceptance of an Ownership Interest in a Class B Note, each transferee shall be deemed to have represented and agreed as follows:
(i)    Either (A) it is not and will not become, for U.S. federal income tax purposes, a partnership, S corporation, or grantor trust (each such entity a “flow-through entity”) or (B) if it is or becomes a flow-through entity, then (1) none of the direct or indirect beneficial owners of any of the interests in such flow-through entity has or ever will have 50% or more of the value of its interest in such flow-through entity attributable to the beneficial interest of such flow-through entity in the Class B Notes, other interest (direct or indirect) in the Issuer, or any interest created under this Indenture and (2) it is not and will not be a principal purpose of the arrangement involving the flow-through entity’s beneficial interest in any Class B Note to permit any entity to satisfy the 100-partner limitation of Section 1.7704-1(h)(1)(ii) of the Treasury Regulations necessary for such entity not to be classified as a publicly traded partnership for U.S. federal income tax purposes.
(ii)    It will not (A) acquire, sell, transfer, assign, pledge or otherwise dispose of any of its interests in a Class B Note (or any interest therein that is described in Section 1.7704-1(a)(2)(i)(B) of the Treasury Regulations) on or through (x) a U.S. national, regional or local securities exchange, (y) a foreign securities exchange or (z) an inter-dealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers (including, without limitation, the National Association of Securities Dealers Automated Quotation System) ((x), (y) and (z), collectively, an “Exchange”) or (B) cause any of its interests in the Class B Note to be marketed on or through an Exchange.
(iii)     It will not cause any beneficial interest in a Class B Note to be traded or otherwise marketed on or through an “established securities market” or a “secondary market (or the substantial equivalent thereof),” each within the meaning of Section 7704(b) of the Code and the Treasury Regulations promulgated thereunder, including, without limitation, an interdealer quotation system that regularly disseminates firm buy or sell quotations.
(iv)     Its beneficial interest in the Class B Note is not and will not be in an amount that is less than the Minimum Denomination for the Class B Notes, and it does not and will not hold any beneficial interest in the Class B Note on behalf of any person whose beneficial interest in the Class B Note is in an amount that is less than the Minimum Denomination for the Class B Notes set forth in this Indenture. It will not sell, transfer, assign, participate, or otherwise dispose of any beneficial interest in the Class B Note or enter into any financial instrument or contract the value of which is determined by reference in whole or in part to any Class B Note, in each case, if the effect of doing so would be that the beneficial interest of any person in a Class B Note would be in an amount that is less than the Minimum Denomination for the Class B Notes. Notwithstanding the foregoing restriction, any Class B Note that has originally been properly issued in an amount no less than the Class B

Minimum Denomination, or any interest therein, may be offered, resold, pledged or otherwise transferred in denominations less than the Minimum Denomination for the Class B Notes if such lesser denomination is solely a result of a reduction in principal due to payments made in accordance with this Indenture.
(v)    It will not enter into any financial instrument the payment on which, or the value of which, is determined in whole or in part by reference to an interest in the Class B Note (including the amount of payments on the Class B Note, the value of the Class B Note or any contract that otherwise is described in Section 1.7704-1(a)(2)(i)(B) of the Treasury Regulations).
(vi)    It will not use the Class B Note as collateral for the issuance of any securities that could cause the Issuer to become subject to taxation as a corporation or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.
(vii)    It will not take any action that could reasonably be expected to cause, and will not omit to take any action, which omission could reasonably be expected to cause, the Issuer to become taxable as a corporation for U.S. federal income tax purposes.
(viii)    It acknowledges that the Sponsor, the Originator, the Indenture Trustee, the Note Registrar, the Issuer and others will rely on the truth and accuracy of the foregoing representations, warranties and covenants and agrees that if it becomes aware that any of the foregoing are no longer accurate, it shall notify the Issuer.
(ix)     It will treat the Class B Note as indebtedness and indicate on all U.S. federal and state income tax and information returns and reports required to be filed with respect to the Class B Note, under any applicable U.S. federal or state tax statute, rule, or regulation, that the Class B Note is indebtedness.
The Indenture Trustee shall maintain a file of all such transferee certifications delivered to it and shall make such transferee certifications available to the Issuer upon request.
(f) Class B Notes. Notwithstanding anything to the contrary in this Indenture, any provision requiring that the Class B Notes may only be acquired or held by a QIB shall not apply to Sunrun or any of its affiliates. Sunrun or any of its affiliates may acquire or hold Class B Notes so long as such entity is an Institutional Accredited Investor.
Section 2.09.    Mutilated, Destroyed, Lost or Stolen Notes.
(a)     If (i) any mutilated Note is surrendered to the Indenture Trustee or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by the Indenture

Trustee to hold each of the Issuer and the Indenture Trustee harmless, then, in the absence of actual notice to the Issuer or the Indenture Trustee that such Note has been acquired by a protected purchaser, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver upon an Issuer Order, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note or Notes of the same tenor and class and principal balance bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become subject to receipt of payment in full, instead of issuing a new Note, the Indenture Trustee may make a payment with respect to such Note without surrender thereof, except that any mutilated Note shall be surrendered. If, after the delivery of such new Note or payment with respect to a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser of the original Note in lieu of which such new Note was issued presents for receipt of payments such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such new Note (or such payment) from the Person to whom it was delivered or any Person taking such new Note from such Person, except a protected purchaser, and each of the Issuer and the Indenture Trustee shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage or cost incurred by the Issuer or the Indenture Trustee in connection therewith.
(b)    Upon the issuance of any new Note under this Section 2.09, the Issuer or the Indenture Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.
(c)    Every new Note issued pursuant to this Section 2.09 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not such destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.
(c)    The provisions of this Section 2.09 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment with respect to mutilated, destroyed, lost or stolen Notes.
Section 2.10.    Persons Deemed Noteholders. Before due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered as the owner of such Note (a) on the applicable Record Date for the purpose of receiving payments with respect to principal and interest on such Note and (b) on any date for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by any notice to the contrary.
Section 2.11.    Cancellation of Notes. All Definitive Notes surrendered for payment, registration of transfer, exchange, or prepayment shall, if surrendered to any Person other than the

Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Note previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.11 except as expressly permitted by this Indenture. All canceled Notes shall be held and disposed of by the Indenture Trustee in accordance with its standard retention and disposal policy.
Section 2.12.    Conditions to Closing. The Notes shall be executed, authenticated and delivered on the Closing Date in accordance with Section 2.05 and, upon receipt by the Indenture Trustee of the following:
(a)    an Issuer Order authorizing the authentication and delivery of such Notes by the Indenture Trustee;
(b)    the original Notes executed by the Issuer and true and correct copies of the fully executed Transaction Documents;
(c)    Opinions of Counsel addressed to the Indenture Trustee, the Initial Purchasers, and the Rating Agency in form and substance satisfactory to the Indenture Trustee, the Initial Purchasers and the Rating Agency addressing corporate, security interest, tax and bankruptcy matters;
(d)    an Officer’s Certificate of an Authorized Officer of the Issuer, stating that:
(i)    all representations and warranties of the Issuer contained in the Transaction Documents are true and correct, and no defaults of the Issuer exist under the Transaction Documents; and
(ii)    the issuance of the Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, this Indenture or any other Transaction Document, the Issuer Operating Agreement or any other constituent documents of the Issuer or any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes have been fully satisfied; and
(iii)    the conditions precedent in this Indenture relating to the authentication and delivery of the Notes have been satisfied;
(e)    an Officer’s Certificate dated as of the Closing Date, of an Authorized Officer of the Depositor that:

(i)    the Depositor is not in default under any of the Transaction Documents to which it is a party, and the transfer of the Depositor Conveyed Property by the Depositor and the simultaneous Grant of the Trust Estate to the Indenture Trustee by the Issuer will not result in any breach of any of the terms, conditions or provisions of, or constitute a material default under, its organizational documents or any other constituent documents of it or any indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which it is a party or by which it may be bound or to which it may be subject; and
(ii)    all representations and warranties of it contained in each of the Transaction Documents to which it is a party are true and correct;
(f)    an Officer’s Certificate dated as of the Closing Date, of an Authorized Officer of the Sunrun Atlas Holdco that:
(i)    Sunrun Atlas Holdco is not in default under any of the Transaction Documents to which it is a party, and the transfer of the Conveyed Property by Sunrun Atlas Holdco and the simultaneous Grant of the Trust Estate to the Indenture Trustee by the Issuer will not result in any breach of any of the terms, conditions or provisions of, or constitute a material default under, its organizational documents or any other constituent documents of it or any indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which it is a party or by which it may be bound or to which it may be subject; and
(ii)    all representations and warranties of it contained in each of the Transaction Documents to which it is a party are true and correct;
(g)    an Officer’s Certificate dated as of the Closing Date, of an Authorized Officer of the Sunrun Atlas Investor that:
(i)    Sunrun Atlas Investor is not in default under any of the Transaction Documents to which it is a party, and the transfer of the Conveyed Property by Sunrun Atlas Holdco and the simultaneous Grant of the Trust Estate to the Indenture Trustee by the Issuer will not result in any breach of any of the terms, conditions or provisions of, or constitute a material default under, its organizational documents or any other constituent documents of it or any indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which it is a party or by which it may be bound or to which it may be subject; and

(ii)    all representations and warranties of it contained in each of the Transaction Documents to which it is a party are true and correct;
(h)    an Officer’s Certificate dated as of the Closing Date, of an Authorized Officer of the Sunrun that:
(i)    Sunrun is not in default under any of the Transaction Documents to which it is a party, and the transfer of the Conveyed Property by Sunrun and the simultaneous Grant of the Trust Estate to the Indenture Trustee by the Issuer will not result in any breach of any of the terms, conditions or provisions of, or constitute a material default under, its organizational documents or any other constituent documents of it or any indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which it is a party or by which it may be bound or to which it may be subject;
(ii)    all representations and warranties of it contained in each of the Transaction Documents to which it is a party are true and correct; and
(iii)     the conditions precedent in this Indenture relating to the authentication and delivery of the Notes have been satisfied;
(i)    a Secretary’s Certificate dated as of the Closing Date addressing each of the Issuer, Sunrun, Sunrun Atlas Holdco, Sunrun Atlas Investor and the Depositor regarding certain organizational matters and the incumbency of the signatures of the Issuer, the Transaction Manager and the Depositor;
(j)    presentment of all applicable UCC termination statements or partial releases (collectively, the “Termination Statements”) terminating the Liens of creditors of the Depositor, the Managing Members, the Original Managing Member Owner or any other Person with respect to any part of the Trust Estate (except as expressly contemplated by the Transaction Documents) and the Financing Statements (which shall constitute all of the Perfection UCCs with respect to the Closing Date) to the proper Person for filing to perfect the Indenture Trustee’s first priority security interest in such Trust Estate Granted on the Closing Date registered in the name of the Indenture Trustee or its nominee and agent (a copy of the file stamped Financing Statements and Termination Statements shall be delivered by the Transaction Manager to the Indenture Trustee);
(k)    evidence that the Indenture Trustee has established the Collection Account, the Liquidity Reserve Account, the Supplemental Reserve Account and the Tax Loss Insurance Proceeds Account;
(l)    delivery by the Custodian to the Issuer and the Indenture Trustee of an executed Closing Date Certification;

(m)    delivery by the Rating Agency to the Issuer and the Indenture Trustee of its rating letter assigning a rating to the Class A Notes of at least “A (sf)”;
(n)    all collections received in respect of the Depositor Conveyed Property for any period following the Cut-Off Date are retained by the Managing Members or the Project Companies or, to the extent not so retained, an equivalent amount has been deposited into the Collection Account on the Closing Date;
(o)    the Issuer shall have deposited the Liquidity Reserve Account Required Balance into the Liquidity Reserve Account;
(p)    the Issuer shall not be insolvent and will not become insolvent as a result of the Grant pursuant to this Indenture or the transactions contemplated by the Transaction Documents; and
(q)    any other certificate, document or instrument reasonably requested by the Initial Purchasers or the Indenture Trustee.
Section 2.13.    Definitive Notes. The Notes will be issued as Definitive Notes, rather than to DTC or its nominee, only if (a) the Securities Depository notifies the Issuer and the Indenture Trustee that it is unwilling or unable to continue as Securities Depository with respect to any or all of the Notes or (b) at any time the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, and in either case a successor Securities Depository is not appointed by the Issuer within 90 days after the Issuer receives notice or becomes aware of such condition, as the case may be. Upon the occurrence of any of the events described in the immediately preceding paragraph, the Issuer will issue the Notes of each Class in the form of Definitive Notes and thereafter the Indenture Trustee will recognize the holders of such Definitive Notes as Noteholders of each such Class under this Indenture. In connection with any proposed transfer outside the book entry system or exchange of beneficial interest in a Note for Notes in definitive registered form, the Issuer shall be required to provide or cause to be provided to the Indenture Trustee all information reasonably available to it that is not otherwise available to the Indenture Trustee and is reasonably requested by the Indenture Trustee and is otherwise necessary to allow the Indenture Trustee to comply with any applicable tax reporting obligations, including without limitation, any cost basis reporting obligations under Section 6045 of the Code. The Indenture Trustee may rely on any such information provided to it or available on the Note Register and shall have no responsibility to verify or ensure the accuracy of such information. The Indenture Trustee shall not have any responsibility or liability for any actions taken or not taken by DTC.
Section 2.14.    Access to List of Noteholders’ Names and Addresses. The Indenture Trustee shall furnish or cause to be furnished to the Transaction Manager within 15 days after receipt by the Indenture Trustee of a request therefor from the Transaction Manager in writing, a list, in such form as the Transaction Manager may reasonably require, of the names and addresses of the Noteholders as of the most recent Record Date.
ARTICLE III

COVENANTS; COLLATERAL; REPRESENTATIONS; WARRANTIES
Section 3.01.    Performance of Obligations.
(a)     The Issuer will not take any action or cause any action to be taken by others which would release any Person from any of such Person’s covenants or obligations in any Transaction Document or under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as permitted by, or expressly contemplated in, this Indenture, the Transaction Documents or such other instrument or agreement.
(b)    To the extent consistent with the Issuer Operating Agreement, the Issuer may contract with other Persons to assist it in performing its duties hereunder, and any performance of such duties shall be deemed to be action taken by the Issuer. To the extent that the Issuer contracts with other Persons which include or may include the furnishing of reports, notices or correspondence to the Indenture Trustee, the Issuer shall identify such Persons in a written notice to the Indenture Trustee.
(c)    The Issuer shall and shall require each Sunrun Party to characterize (i) the transfers of the Conveyed Property pursuant to the Contribution Agreements as absolute transfers for legal purposes, (ii) the Grant of the Trust Estate by the Issuer under this Indenture as a pledge for U.S. federal income tax purposes and for financial accounting purposes, and (iii) the Notes as indebtedness for financial accounting purposes. In this regard, the financial statements of the Sunrun Parties and their consolidated subsidiaries will show the Conveyed Property as owned by the consolidated group and the Notes as indebtedness of the consolidated group (and will contain appropriate footnotes describing the transfer to the Issuer and the pledge to the Indenture Trustee for the benefit of the Noteholders), and the U.S. federal income tax returns of Sunrun and its consolidated subsidiaries will indicate that the Notes are indebtedness unless otherwise required by applicable law. The Issuer will cause each applicable Sunrun Party to file all required tax returns and associated forms, reports, schedules and supplements thereto in a manner consistent with such characterizations unless otherwise required by applicable law.
(d)    The Issuer covenants to pay all material taxes or other similar charges levied by any Governmental Authority with regard to the Trust Estate (which shall include paying any Affiliate of the Issuer who pays such taxes for any affiliated group of which the Issuer is a member), except to the extent that the validity or amount of such taxes is contested in good faith, via appropriate proceedings and with adequate reserves established and maintained therefor in accordance with GAAP.
(e)    The Issuer hereby assumes liability for all liabilities associated with the Trust Estate or created under this Indenture, including but not limited to any obligation arising from the breach or inaccuracy of any representation, warranty or covenant of the Issuer set forth herein. Notwithstanding the foregoing, the Issuer has and shall have no liability with respect to the payment of principal and interest on the Notes, except as otherwise provided in this Indenture.
(f)    The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Transaction Documents and in the instruments and agreements included in the Trust Estate, including, but not limited to, preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the other Transaction Documents in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Transaction Document or any provision thereof without the consent of the Indenture Trustee (acting at the direction of the Majority Noteholders of the Controlling Class); provided that, in addition, any amendment to any Transaction Document shall be permitted on the same basis that an amendment to this Indenture is permitted pursuant to Section 10.01 hereof.
(g)    If an Event of Default or Transaction Manager Termination Event shall arise from the failure of the Transaction Manager to perform any of its duties or obligations under the Transaction Management Agreement, the Issuer shall take all reasonable steps available to it to remedy such failure.
(h)    The Issuer shall not waive timely performance or observance by the Transaction Manager or the Depositor of their respective duties under the Transaction Documents if the effect thereof would adversely affect the Holders of the Notes.
(i)    If any of the Notes are issued with OID, the Issuer will provide Noteholders with the issue price, amount of OID, issue date and the yield to maturity upon request.
(j)    If the related Tax Equity Investor Member exercises the [***] Project Company Put Option, the Issuer, upon one or more capital contributions from Sunrun, will acquire such Tax Equity Investor Member's membership interest in the [***] Project Company.
Section 3.02.    Negative Covenants. In addition to the restrictions and prohibitions set forth in Sections 3.04, 3.09 and 3.10 and elsewhere herein, the Issuer will not:

(a)    sell, transfer, exchange or otherwise dispose of any portion of its interest in the Trust Estate except as expressly permitted by or expressly contemplated in this Indenture or the other Transaction Documents;
(b)    permit the validity or effectiveness of this Indenture or any Grant hereunder to be impaired, or permit the Lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted by or expressly contemplated in this Indenture or the other Transaction Documents;
(c)    permit the Lien of this Indenture to not constitute a valid first priority, perfected security interest in the Trust Estate, subject to Permitted Liens;
(d)    take any action or fail to take any action which may cause the Issuer to become classified as an association (or publicly traded partnership) that is taxable as a corporation for U.S. federal income tax purposes;
(e)    act in violation of its organizational documents; or
(f)    create, incur or suffer, or permit to be created or incurred or to exist, any Lien on any portion of the Trust Estate, except for the Lien created by this Indenture and Permitted Liens.
Section 3.03.    Money for Note Payments.
(a)     All payments with respect to any Notes which are to be made from amounts withdrawn from the Collection Account pursuant to Section 5.05 shall be punctually made on behalf of the Issuer by the Indenture Trustee, and no amounts so withdrawn from an Account for payments with respect to Notes shall be paid over to the Issuer under any circumstances except as provided in this Section 3.03 and Article V.
(b)    When there shall be an Indenture Trustee that is not also the Note Registrar, the Issuer shall furnish, or cause the Note Registrar to furnish, with respect to Global Notes, on each Record Date, and with respect to Definitive Notes, no later than the fifth calendar day after each Record Date, a list, in such form as such Indenture Trustee may reasonably require, of the names and addresses of the Noteholders and of the number of individual Notes and the Outstanding Note Balance and Class of such Notes held by each such Noteholder.
(c)    Any money held by the Indenture Trustee in trust for the payment of any amount distributable but unclaimed with respect to any Note shall be held in a non-interest bearing trust account, and if the same remains unclaimed for two years after such amount has become due to such Noteholder, such money shall be discharged from such trust and paid to the Issuer upon an Issuer Order without any further action by any Person; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee with respect to such trust money shall thereupon cease. The Indenture Trustee may adopt and employ, at the expense of the Issuer, any reasonable means of notification of such payment (including, but not limited to, mailing notice of such payment to Noteholders whose Notes have been called but have not been surrendered for prepayment or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee, at the last address of record for each such Noteholder).
Section 3.04.    Restriction of Issuer Activities. Until the date that is 365 days after the payment by the Issuer in full of all payments on the Notes, the Issuer will not on or after the date of execution of this Indenture: (i) engage in any business or investment activities other than those necessary for, incident to, connected with or arising out of, owning and Granting the Trust Estate to the Indenture Trustee for the benefit of the Noteholders, or contemplated hereby, in the Transaction Documents and the Issuer Operating Agreement; (ii) incur any indebtedness secured in any manner by, or that has any claim against, the Trust Estate or the Issuer other than indebtedness arising hereunder and in connection with the Transaction Documents and as otherwise expressly permitted in a Transaction Document; (iii) incur any other indebtedness except as permitted in the Issuer Operating Agreement; (iv) except to name a new Independent Manager or special member (subject to the limitations and obligations with respect to each such Person set forth in the Issuer Operating Agreement), amend, or propose to the member of the Depositor for its consent any amendment of, the Issuer Operating Agreement (or, if the Issuer shall be a successor to the Person named as the Issuer in the first paragraph of this Indenture, amend, consent to amendment or propose any amendment of, the governing instruments of such successor), without giving notice thereof in writing, 30 days prior to the date on which such amendment is to become effective, to the Rating Agency; (v) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or (vi) dissolve or liquidate in whole or in part or merge or consolidate with any other Person, other than in compliance with Section 3.10 if any Notes are Outstanding.
Section 3.05.    Protection of Trust Estate.
(a)     The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Indenture Trustee for the benefit of the Noteholders to be prior to all other Liens in respect of the Trust Estate, subject to Permitted Liens, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Indenture Trustee and the Noteholders, a first Lien on and a first priority, perfected security interest in the Trust Estate, subject to Permitted Liens. The Issuer authorizes and shall cause to be filed a financing statement that names the Issuer as debtor and the Indenture Trustee as secured party to ensure the perfection of the interest of the Indenture Trustee in the Trust Estate (including describing the Trust Estate as “all assets of the Debtor whether now existing or hereafter acquired"). Subject to Section 3.05(f), the Issuer will from time to time prepare, execute (or authorize the filing of) and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance, and other instruments (all as presented to it in final execution form), and will take such other action as may be necessary or advisable to:
(i)    provide further assurance with respect to such Grant and/or Grant more effectively all or any portion of the Trust Estate;
(ii)    maintain, preserve or enforce (A) the Lien and security interest (and the priority thereof) in favor of the Indenture Trustee created by this Indenture and (B) the terms and provisions of this Indenture or carry out more effectively the purposes hereof;
(iii)    perfect, publish notice of, or protect the validity of, any Grant made or to be made by this Indenture;
(iv)    enforce any of the Trust Estate; or
(v)    preserve and defend title to any item comprising the Conveyed Property or other item included in the Trust Estate and the rights of the Indenture Trustee and of the Noteholders in such Conveyed Property or other item against the claims of all Persons.
The Issuer shall deliver or cause to be delivered to the Indenture Trustee file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Issuer shall cooperate fully with the Indenture Trustee in connection with the obligations set forth above and will execute (or authorize the filing of) any and all documents reasonably required to fulfill the intent of this Section 3.05.
(b)    The Issuer hereby irrevocably appoints the Indenture Trustee as its agent and attorney-in-fact (such appointment being coupled with an interest) to execute, or authorize the filing of, upon the Issuer’s failure to do so, any financing statement or continuation statement required pursuant to this Section 3.05; provided, however, that such designation shall not be deemed to create any duty in the Indenture Trustee to monitor the compliance of the Issuer with the foregoing covenants; and provided further, that the Indenture Trustee shall only be obligated to execute or authorize such financing statement or continuation statement upon written direction of the Transaction Manager and upon written notice to a Responsible Officer of the Indenture Trustee of the failure of the Issuer to comply with the provisions of Section 3.05(a); shall not be required to pay any fees, Taxes or other governmental charges in connection therewith; and shall not be required to prepare any financing statement or continuation statement required pursuant to this Section 3.05 (which shall in each case be prepared by the Issuer or the Transaction Manager). The Issuer shall cooperate with the Transaction Manager and provide to the Transaction Manager any information, documents or instruments with respect to such financing statement or continuation statement that the Transaction Manager may reasonably require. Neither the Indenture Trustee nor any of its officers, directors, employees, attorneys or agents will be responsible or liable for the existence, genuineness, value or protection of any collateral securing the Notes, for the legality, enforceability, effectiveness or sufficiency of the Transaction Documents or any financing statement or continuation statement for the creation, perfection, continuation, priority, sufficiency or protection of any of the liens, or for any defect or deficiency as to any such matters, for monitoring the status of any lien or performance of the collateral or for the accuracy or sufficiency of any financing statement or continuation statement prepared for its execution or authorization hereunder.
(c)    Except as necessary or advisable in connection with the fulfillment by the Indenture Trustee of its duties and obligations described herein or in any Transaction Document, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held as described in the most recent Opinion of Counsel that was delivered pursuant to Section 3.06 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 2.12(c), if no Opinion of Counsel has yet been delivered pursuant to Section 3.06) unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the Lien created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.
(d)    No later than 60 days prior to any Sunrun Party making any change in its name, identity, jurisdiction of organization or structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-506 of the UCC as in effect in New York or wherever else necessary or appropriate under applicable law, or otherwise impair the perfection of the security interest in the Trust Estate, the Issuer shall give or cause to be given to the Indenture Trustee written notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Indenture Trustee’s security interest in the Trust Estate. Neither the Depositor nor the Issuer shall become or seek to become organized under the laws of more than one jurisdiction.
(e)    The Issuer shall give the Indenture Trustee written notice at least 60 days prior to any relocation of the Depositor’s or the Issuer’s respective principal executive office or jurisdiction of organization and whether, as a result of such relocation or the relocation of any other applicable Sunrun Party, the applicable provisions of relevant law or the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the perfection of the Indenture Trustee’s security interest in the Trust Estate. The Issuer shall at all times maintain its principal executive office and jurisdiction of organization within the United States of America.

Section 3.06.    Opinions and Officer’s Certificates as to Trust Estate. On the Closing Date and, if requested by the Indenture Trustee, on the date of each supplemental indenture hereto, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, and indentures supplemental hereto and other requisite documents and with respect to the authorization and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the Lien and security interest in the Trust Estate in favor of the Indenture Trustee for the benefit of the Noteholders, created by this Indenture, subject to Permitted Liens, and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such Lien and security interest effective.
On or before the thirtieth day prior to the fifth anniversary of the Closing Date and every five years thereafter until the Rated Final Maturity, the Issuer (or the Transaction Manager on behalf of the Issuer) shall furnish to the Indenture Trustee an Officer’s Certificate either stating that all actions have been taken with respect to the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the authorization and filing of any financing statements and continuation statements as is necessary to maintain the Lien created by this Indenture with respect to the Trust Estate and reciting the details of such actions or stating that no actions are necessary to maintain such Lien and security interest. The Issuer (or the Transaction Manager on behalf of the Issuer) shall also provide the Indenture Trustee with a file stamped copy of any document or instrument filed as described in such Officer’s Certificate contemporaneously with the delivery of such Officer’s Certificate. Such Officer’s Certificate shall also describe the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents and the authorization and filing of any financing statements and continuation statements that will be required to maintain the Lien of this Indenture with respect to the Trust Estate. If the Officer’s Certificate delivered to the Indenture Trustee hereunder specifies future action to be taken by the Issuer, the Issuer (or the Transaction Manager on behalf of the Issuer) shall furnish a further Officer’s Certificate no later than the time so specified in such Officer’s Certificate to the effect required hereby.
Section 3.07.    Statement as to Compliance. The Issuer will deliver to the Indenture Trustee and the Rating Agency, within 120 days after the end of each fiscal year (beginning with fiscal year 2019), an Officer’s Certificate of the Issuer stating, as to the signer thereof, that, (a) a review of the activities of the Issuer during the preceding calendar year and of its performance under this Indenture has been made under such officer’s supervision, (b) to the best of such officer’s knowledge, based on such review, the Issuer has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation that is continuing, specifying each such default known to such officer and the nature and status thereof and remedies therefor being pursued, and (c) to the best of such officer’s knowledge, based on such review, no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default hereunder or, if such an event has occurred and is continuing, specifying each such event known to him or her and the nature and status thereof and remedies therefor being pursued.
Section 3.08.    Recording. The Issuer will, upon the Closing Date and thereafter from time to time, prepare and cause financing statements and such other instruments as may be required with respect thereto, including without limitation, the Financing Statements to be filed, registered and recorded as may be required by present or future law (with file stamped copies thereof delivered to the Indenture Trustee) to create, perfect and protect the Lien hereof upon the Conveyed Property and the other items of the Trust Estate, and protect the validity of this Indenture. The Issuer shall, from time to time, perform or cause to be performed any other act as required by law and shall execute (or authorize, as applicable) or cause to be executed (or authorized, as applicable) any and all further instruments (including financing statements, continuation statements and similar statements with respect to any of said documents with file stamped copies thereof delivered to the Indenture Trustee) that are necessary for such creation, perfection and protection. The Issuer shall pay, or shall cause to be paid, all filing, registration and recording taxes and fees incident thereto, and all expenses, taxes and other governmental charges incident to or in connection with the preparation, execution, authorization, delivery or acknowledgment of the recordable documents, any instruments of further assurance, and the Notes.
Section 3.09.    Agreements Not to Institute Bankruptcy Proceedings. The Issuer shall only voluntarily institute any proceedings to adjudicate the Issuer as bankrupt or insolvent, consent to the institution of bankruptcy or insolvency proceedings against the Issuer, file a petition seeking or consenting to reorganization or relief under any applicable federal or State law relating to bankruptcy, consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or a substantial part of its property or admit its inability to pay its debts generally as they become due or authorize any of the foregoing to be done or taken on behalf of the Issuer, in accordance with the terms of the Issuer Operating Agreement.
Section 3.10.    Additional Covenants; Covenants with Respect to the Managing Members and Project Companies.
(a)    So long as any of the Notes are Outstanding:
(i)    The Issuer will keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and each asset included in the Trust Estate and to perform its obligations under any of the Transaction Documents to which it is a party.

(ii)    The Issuer shall not consolidate or merge with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity unless (A) the entity (if other than the Issuer) formed or surviving such consolidation or merger, or that acquires by conveyance or transfer the properties and assets of the Issuer substantially as an entirety, shall be organized and existing under the laws of the United States of America or any State thereof as a special purpose bankruptcy remote entity, and shall expressly assume the obligation to make due and punctual payments of principal and interest on the Notes then Outstanding and the performance of every covenant on the part of the Issuer to be performed or observed pursuant to the Indenture, (B) immediately after giving effect to such transaction, no Default or Event of Default under this Indenture shall have occurred and be continuing, (C) such consolidation, merger, conveyance or transfer would not violate any applicable Designated Transfer Restrictions, (D) the Issuer shall have delivered to the Rating Agency and the Indenture Trustee an Officer’s Certificate of the Issuer and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer complies with this Indenture and (E) the Issuer shall have given prior written notice of such consolidation or merger to the Rating Agency.
(iii)    The funds and other assets of the Issuer shall not be commingled with those of any other Person except to the extent expressly permitted under the Transaction Documents.
(iv)    The Issuer shall not be, become or hold itself out as being liable for the debts of any other Person.
(v)    The Issuer shall not form, or cause to be formed, any subsidiaries.
(vi)    The Issuer shall act solely in its own name and through its Authorized Officers or duly authorized officers or agents in the conduct of its business, and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned. The Issuer shall not have any employees other than the Authorized Officers of the Issuer.
(vii)    The Issuer shall maintain its records and books of account and shall not commingle its records and books of account with the records and books of account of any other Person. The books of the Issuer may be kept (subject to any provision contained in the applicable statutes) inside or outside the State of Delaware at such place or places as may be designated from time to time by the Issuer Operating Agreement.
(viii)    All actions of the Issuer shall be taken by an Authorized Officer of the Issuer (or any Person acting on behalf of the Issuer).

(ix)    The Issuer shall not amend its certificate of formation (except as required under Delaware law) or the Issuer Operating Agreement, without first giving prior written notice of such amendment to the Rating Agency (a copy of which shall be provided to the Indenture Trustee).
(x)    The Issuer shall not waive, repeal, amend, vary, supplement or otherwise modify any provision of the Issuer Operating Agreement that requires the unanimous written consent of the Issuer’s members and the Independent Manager without the prior written consent of all members and the Independent Manager and shall comply with and cause compliance with the provisions of its certificate of formation and Issuer Operating Agreement.
(xi)    The Issuer will maintain the formalities of the form of its organization.
(xii)    The annual financial statements of the Sunrun Parties and Sunrun's consolidated affiliates will disclose the effects of the transactions contemplated by the Transaction Documents in accordance with GAAP. Any consolidated financial statements which consolidate the assets and earnings of any Sunrun Party with those of the Issuer will contain a footnote stating that the assets of the Issuer will not be available to creditors of any other Sunrun Party or any other Person. The financial statements of the Issuer, if any, will disclose that the assets of any other Sunrun Party are not available to pay creditors of the Issuer.
(xiii)    Other than certain costs and expenses related to the issuance of the Notes, no Sunrun Party shall (1) obligate itself to pay the Issuer’s expenses, (2) guarantee the Issuer’s obligations or (3) obligate itself to advance funds to the Issuer for payment of expenses except for costs and expenses for which a Sunrun Party other than the Issuer is required to make payments.
(xiv)    All business correspondences of the Issuer shall be conducted in the Issuer’s own name.
(xv)    Other than as contemplated by the Transaction Documents, no Sunrun Party acts or will act as agent of the Issuer and the Issuer does not and will not act as agent of any other Sunrun Party.
(xvi)    The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).
(xvii)    The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any other Transaction Document.
(xviii)    The Issuer shall not, directly or indirectly, (A) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Transaction Manager or the Transaction Transition Manager, (B) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (C) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Transaction Manager, the Transaction Transition Manager, its beneficial owners and the Indenture Trustee as permitted by, and to the extent funds are available for such purpose under, this Indenture and the other Transaction Documents. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account or any other Account except in accordance with this Indenture and the other Transaction Documents.
(b)    So long as any of the Notes remain Outstanding, the Issuer agrees, as the sole member of each Managing Member, that it will:
(i)        cause such Managing Member (A) to cause the related Project Company to make all Managing Member Distributions with respect to such Managing Member directly to the Collection Account and (B) to deliver to the Indenture Trustee for deposit into the Collection Account any Managing Member Distributions received by such Managing Member;
(ii)        cause such Managing Member to comply with the provisions of its Managing Member LLCA and not to take any action that would cause such Managing Member to violate the provisions of its Managing Member LLCA;
(iii)        cause such Managing Member to maintain all material licenses and permits required to carry on its business as now conducted and in accordance with the provisions of the Transaction Documents, except to the extent the failure to do so could not reasonably be expected to have a material adverse effect on the interests of the Noteholders;
(iv)        not permit or consent to the admission of any new member of such Managing Member other than a “Special Member” as defined in and in accordance with the provisions of its Managing Member LLCA;
(v)        not make any material amendment to the limited liability company agreement of such Managing Member that would reasonably be expected to have a material adverse effect on the interests of the Noteholders;

(vi)        cause such Managing Member to, and cause the related Project Company to (A) comply with the provisions of its Project Company LLCA and (B) not take any action that would violate the provisions of such Project Company LLCA;
(vii)    if applicable, cause such Managing Member (A) to comply with and enforce the provisions of the Master Tax Loss Insurance Policies, and (B) not to consent to any amendment to the Master Tax Loss Insurance Policies, to the extent such amendment would reasonably be expected to have a material adverse effect on the interests of the Noteholders;
(viii)    if applicable, so long as such Managing Member is the managing member of a Project Company, cause such Project Company to comply with and enforce the provisions of the Master Tax Loss Insurance Policies;
(ix)        so long as such Managing Member is the managing member of a Project Company, cause such Project Company to maintain all material licenses and permits required to carry on its business as now conducted and in accordance with the provisions of the Project Company Documents, except to the extent the failure to do so could not reasonably be expected to have a material adverse effect on the interests of the Noteholders;
(x)        not permit such Managing Member to consent to the admission of any new member of the related Project Company other than pursuant to the exercise of the related Purchase Option or otherwise in connection with any transfer by the Tax Equity Investor Member pursuant to the related Project Company Documents;
(xi)        cause such Managing Member to not consent to or approve any material amendment to the related Project Company LLCA or other Project Company Document that would reasonably be expected to have a material adverse effect on the interests of the Noteholders except to the extent that any such consent is expressly required pursuant to the terms of the applicable Project Company LLCA;
(xii)    cause such Managing Member (other than the Managing Member in respect of the [***] Project Company) to direct the Tax Loss Policy Insurers to pay the proceeds of the Master Tax Loss Insurance Policies (other than any such proceeds paid by a Tax Loss Policy Insurer in respect of contest costs) into the Tax Loss Insurance Proceeds Account; and
(xiii)    cause the Managing Member with respect to [***] Project Company to deposit into the Collection Account for distribution pursuant to the Priority of Payments an amount of any proceeds of the [***] Tax Loss Insurance Proceeds paid to such Managing Member in accordance with the related Project Company LLCA equal to the lesser of (x) such amount and (y) an amount equal to the aggregate amounts paid to the related Tax Equity

Investor Member in respect of such ITC Loss Indemnity through a Limited Step-up Event; provided, that any remaining amounts after giving effect to the payment described in the preceding clauses may be paid at the direction of the Transaction Manager.
Section 3.11.    Providing of Notice.
(a)    The Issuer, upon learning of any failure on the part of a Sunrun Party to observe or perform in any material respect any covenant, representation or warranty set forth in any Transaction Document to which it is a party, as applicable, which would reasonably be expected to have a material adverse effect on the Issuer, the Trust Estate, the Noteholders or the Notes or upon learning of any Event of Default, Transaction Manager Termination Event, proposed amendment of any Project Company Document which could be material to the Noteholders or resignation or removal of the Operator, shall promptly, and in any event within two (2) Business Days of becoming aware thereof, notify, in writing, the Indenture Trustee and the Depositor of such failure or Event of Default, Transaction Manager Termination Event, proposed material amendment of any Project Company Document or resignation or removal of the Operator.
(b)    The Indenture Trustee, upon receipt of written notice by a Responsible Officer thereof of the Performance Guarantor’s failure to perform any covenant or obligation of the Performance Guarantor set forth in the Performance Guaranty, shall promptly notify the Performance Guarantor of such failure in writing.
(c)    As soon as possible, and in any event within five (5) Business Days, after the Issuer or any of its ERISA Affiliates knows or has reason to know that an ERISA Event has occurred, the Issuer deliver to the Indenture Trustee a certificate of a Responsible Officer of the Issuer setting forth the details of such ERISA Event, the action that the Issuer or the ERISA Affiliate proposes to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor or the Pension Benefit Guaranty Corporation.
(d)    To the extent any such notice has not been separately provided by a party to the Transaction Documents directly to the Indenture Trustee, the Issuer shall promptly, and in any event within five (5) Business Days, after receipt thereof by the Issuer, deliver to the Indenture Trustee copies of all material notices, requests, and other documents (excluding regular periodic reports) delivered or received by the Issuer under or in connection with the Transaction Documents.
(e)    To the extent any such notice has not been separately provided by a party to the Transaction Documents directly to the Indenture Trustee, the Issuer shall promptly, and in any event within five (5) Business Days, after receipt thereof by any the Issuer, deliver to the Indenture Trustee copies of all notices and other documents delivered or received by such Issuer with respect to any material Liens on the Trust Estate (either individually or in the aggregate) other than Permitted Liens.

Section 3.12.    Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Indenture Trustee and the Noteholders that as of the Closing Date:
(a)    The Issuer is duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware with full power and authority to execute and deliver this Indenture, the Transaction Management Agreement, the Depositor Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party and to perform the terms and provisions hereof and thereof; the Issuer is duly qualified to do business as a foreign business entity in good standing, and has obtained all required licenses and approvals, if any, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications except those jurisdictions in which failure to be so qualified would not have a material adverse effect on the business or operations of the Issuer, the Trust Estate, the Noteholders or the Conveyed Property.
(b)    All necessary action has been taken by the Issuer to authorize the Issuer, and the Issuer has full power and authority, to execute, deliver and perform its obligations under this Indenture, the Transaction Management Agreement, the Depositor Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party, and no consent or approval of any Person is required for the execution, delivery or performance by the Issuer of this Indenture, the Transaction Management Agreement, the Depositor Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party.
(c)    This Indenture, the Transaction Management Agreement, the Depositor Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party have been duly executed and delivered, and the execution and delivery of this Indenture, the Transaction Management Agreement, the Depositor Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party by the Issuer and its performance and compliance with the terms hereof and thereof will not violate its certificate of formation or the Issuer Operating Agreement or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract or any other material agreement or instrument (including, without limitation, the Transaction Documents) to which the Issuer is a party or which may be applicable to the Issuer or any of its assets.
(d)    This Indenture, the Transaction Management Agreement, the Depositor Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party constitute valid, legal and binding obligations of the Issuer, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(e)    The Issuer is not in violation of, and the execution, delivery and performance of this Indenture, the Transaction Management Agreement, the Depositor Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party by the Issuer will not constitute a violation with respect to, any order or decree of any court or any order, regulation or demand of any federal, State, municipal or governmental agency, which violation might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Issuer or its properties or might have consequences that would materially affect the performance of its duties hereunder or thereunder.
(f)    No proceeding of any kind, including but not limited to litigation, arbitration, judicial or administrative, is pending or, to the Issuer’s knowledge, threatened against or contemplated by the Issuer which could reasonably be expected to have a material adverse effect on the execution, delivery, performance or enforceability of this Indenture, the Notes or any other Transaction Document.
(g)    None of the assets of the Issuer are or will be subject to Title I of ERISA, Section 4975 of the Code, or, by reason of any investment in the Issuer by any governmental plan, as the case may be, any other federal, state, or local provision similar to Section 406 of ERISA or Section 4975 of the Code. Neither the Issuer nor any of its ERISA Affiliates has maintained, participated or had any liability in respect of any Plan during the past six (6) years which could reasonably be expected to subject the Issuer or any of its ERISA Affiliates to any tax, penalty or other liabilities. With respect to any Plan which is a Multi‑Employer Plan, no such Multi‑Employer Plan shall be in “insolvent,” as defined in Title IV ERISA, in each case, if the insolvent status continues unremedied for thirty (30) days. No ERISA Event has occurred or is reasonably likely to occur.
(h)    Each of the representations and warranties of the Issuer set forth in the Transaction Management Agreement, the Depositor Contribution Agreement, the Issuer Operating Agreement and each other Transaction Document to which it is a party is, as of the Closing Date, true and correct in all material respects.
(i)    There are no ongoing breaches or defaults under the Transaction Documents or any of the Project Company Documents by the Issuer or any of its affiliates or, to its Knowledge, any of the other parties to the Transaction Documents or Project Company Documents.
(j)    The Issuer has not incurred debt or engaged in activities not related to the transactions contemplated hereunder except as permitted by the Issuer Operating Agreement or Section 3.04.
(k)    The Issuer is not insolvent and will not become insolvent as a result of the Grant pursuant to this Indenture; the Issuer is not engaged and is not about to engage in any business or transaction for which any property remaining with the Issuer is unreasonably small capital or for which the remaining assets of the Issuer are unreasonably small in relation to the business of the

Issuer or the transaction; the Issuer does not intend to incur, and does not believe or reasonably should not have believed that it would incur, debts beyond its ability to pay as they become due; and the Issuer has not made a transfer or incurred an obligation and does not intend to make such a transfer or incur such an obligation with actual intent to hinder, delay or defraud any entity to which the Issuer was or became, on or after the date that such transfer was made or such obligation was incurred, indebted.
(l)    The proceeds from the issuance of the Notes will be used by the Issuer to (i) pay the Depositor the purchase price for the Depositor Conveyed Property pursuant to the Depositor Contribution Agreement, (ii) pay certain expenses incurred in connection with the issuance of the Notes and (iii) make the required deposit into the Liquidity Reserve Account. The Depositor will distribute the portion of the proceeds from the sale of the Notes received from the Issuer under clause (i) above to Sunrun Atlas Investor, who will distribute such proceeds to Sunrun Atlas Holdco, who will distribute such proceeds to Sunrun, which will use such proceeds to simultaneously prepay prior financing arrangements of its subsidiaries and to obtain releases of all assets securing such financing arrangements that will form part of the Trust Estate.
(m)    (i) The transfers of the Conveyed Property pursuant to the Contribution Agreements are absolute transfers for legal purposes, (ii) the Grant of the Trust Estate by the Issuer pursuant to the terms of this Indenture is a pledge for financial accounting purposes and U.S. federal income tax purposes, and (iii) the Notes will be treated by the Issuer as indebtedness for U.S. federal income tax purposes unless otherwise required by applicable law. In this regard, (i) the financial statements of Sunrun and its consolidated subsidiaries will show (A) that the Conveyed Property is owned by such consolidated group and (B) that the Notes are indebtedness of the consolidated group (and will contain footnotes describing the transfer to the Issuer and the pledge to the Indenture Trustee for the benefit of the Noteholders), and (ii) the U.S. federal income tax returns of Sunrun and its consolidated subsidiaries will indicate that the Notes are indebtedness unless otherwise required by applicable law.
(n)    The Issuer has timely filed all federal, state, provincial, territorial, foreign and other Tax returns and reports required to be filed under applicable law, and has timely paid all material federal, state, foreign and other Taxes levied or imposed upon it or its properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate actions diligently conducted and for which adequate reserves have been provided in accordance with GAAP. No Lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such Tax due from the Issuer or with respect to the Conveyed Property or the assignments thereto. Any Taxes due and payable by the Issuer or its predecessors in interest in connection with the execution and delivery of this Indenture and the other Transaction Documents and the transfers and transactions contemplated hereby or thereby have been paid or shall have been paid if and when due. The Issuer is not liable for Taxes payable by any other Person.

(o)    As of the Cut‑Off Date, the Aggregate Discounted Solar Asset Balance is approximately $439,222,394 and the Securitization Share of DSAB of all Solar Assets is approximately $390,533,447.
(p)    The legal name of the Issuer is as set forth in the introductory paragraph to this Indenture; the Issuer has no trade names, fictitious names, assumed names or “doing business as” names.
(q)    The Issuer has not taken any action or failed to take any action that could cause it to be treated as an association taxable as a corporation for U.S. federal income tax purposes.
(r)    No item comprising the Conveyed Property has been sold, transferred, assigned or pledged by the Issuer to any Person other than the Indenture Trustee; immediately prior to the pledge of the Conveyed Property to the Indenture Trustee pursuant to this Indenture, the Issuer was the sole owner thereof and had good and indefeasible title thereto, free of any Lien other than Permitted Liens.
(s)    Upon (i) the filing of the Perfection UCCs in accordance with applicable law and (ii) the delivery to the Indenture Trustee of the certificates evidencing the Managing Member Membership Interests, together with instruments of transfer, the Indenture Trustee, for the benefit of the Noteholders, shall have a first priority perfected security interest in the Conveyed Property and in the proceeds thereof, limited with respect to proceeds to the extent set forth in Section 9-315 of the UCC as in effect in the applicable jurisdiction, subject to Permitted Liens. All filings (including, without limitation, UCC filings) and other actions as are necessary in any jurisdiction to provide third parties with notice of and to perfect the transfer and assignment of the Trust Estate to the Issuer and to give the Indenture Trustee a first perfected security interest in the Trust Estate (subject to Permitted Liens) and the payment of any fees, have been made or, with respect to Termination Statements, will be made within one Business Day of the Closing Date.
(t)    None of the absolute transfers of the Conveyed Property pursuant to the Contribution Agreements or the Grant by the Issuer to the Indenture Trustee pursuant to this Indenture is subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.
(u)    The Issuer is not and, immediately after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Offering Circular, will not be required to register as an “investment company” as such term is defined in Section 3(a)(1) of the 1940 Act and is not relying solely on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act for an exemption from registration under the 1940 Act. The Issuer is being structured so as not to constitute a “covered fund” for purposes of Section 619 of the Dodd Frank Wall Street Reform and Consumer Protection Act of 2010, based on its current interpretations.

(v)    The principal place of business and the principal executive office of the Issuer are located in the State of California and the jurisdiction of organization of the Issuer is the State of Delaware, and there are no other such locations.
(w)    None of the Sunrun Parties or any of their affiliates, nor to the knowledge of the Sunrun Parties, any of their respective officers, directors or employees, appears on the Specially Designated Nationals and Blocked Persons List published by the Office of Foreign Assets Control (“OFAC”) or is otherwise a person with which any U.S. person is prohibited from dealing under the laws of the United States, unless authorized by OFAC. None of the Sunrun Parties conducts business or completes transactions with the governments of any country subject to comprehensive economic sanctions, or persons subject to specific economic sanctions, in each case as administered and enforced by OFAC. None of the Sunrun Parties will directly or indirectly use the proceeds from the issuance of the Notes, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person to fund any activities of or business with any person that, at the time of such funding, is subject to comprehensive or specific economic sanctions administered or enforced by OFAC, or is in any country or territory that, at the time of such funding or facilitation, is subject to comprehensive or specific economic sanctions administered or enforced by OFAC. None of the Sunrun Parties is in violation of Executive Order No. 13224 or the Patriot Act.
(x)    None of the Sunrun Parties or any of their affiliates nor, to the knowledge of the Sunrun Parties, any of their respective directors, officers, employees or agents, shall use any of the proceeds of the sale of the Notes (i) for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) to make any direct or indirect unlawful payment to any government official or employee from corporate funds, (iii) to violate any provision of the U.S. Foreign Corrupt Practices Act of 1977 or similar anti-corruption law to which they are lawfully subject, or (iv) to make any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
(y)    Representations and warranties regarding the security interest and Custodian Files, in each case, made as of the Closing Date:
(i)         The Grant contained in the “Granting Clause” of this Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Conveyed Property in favor of the Indenture Trustee, which security interest is prior to all other Liens arising under the UCC (other than Permitted Liens), and is enforceable as such against creditors of the Issuer, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(ii)         The Issuer has taken all steps necessary to perfect its ownership interest in 100% of the Managing Member Membership Interests.
(iii)         Each Managing Member Membership Interest constitutes “investment property” within the meaning of the UCC.
(iv)         The Issuer owns and has good and marketable title to the Depositor Conveyed Property free and clear of any Lien, claim or encumbrance of any Person, other than Permitted Liens.
(v)         The Issuer has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Conveyed Property granted to the Indenture Trustee hereunder.
(vi)         The Issuer has received a Certification from the Custodian that the Custodian is holding the Custodian Files that evidence the Solar Assets on behalf the Indenture Trustee for the benefit of the Noteholders.
(vii)    Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any portion of the Trust Estate. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering any portion of the Trust Estate other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that have been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.
(viii)    The Issuer has taken all action required on its part for control (as defined in Section 8-106 of the UCC) to have been obtained by the Indenture Trustee on behalf of the Noteholders over each Managing Member Membership Interest with respect to which such control may be obtained pursuant to the UCC. No person other than the Indenture Trustee on behalf of the Noteholders has control or possession of all or any part of the Managing Member Membership Interests. Without limiting the foregoing, all certificates evidencing the Managing Member Membership Interests in existence on the date hereof have been delivered to the Indenture Trustee on behalf of the Noteholders.
The foregoing representations and warranties in Section 3.12(y)(i)-(viii)  shall remain in full force and effect and shall not be waived or amended until the Notes are paid in full or otherwise released or discharged.

Section 3.13.    Representations and Warranties of the Indenture Trustee. The Indenture Trustee hereby represents and warrants to the Rating Agency and the Noteholders that as of the Closing Date:
(a)    The Indenture Trustee has been duly organized and is validly existing as a national banking association;
(b)    The Indenture Trustee has full power and authority and legal right to execute, deliver and perform its obligations under this Indenture and each other Transaction Document to which it is a party and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and each other Transaction Document to which it is a party;
(c)    This Indenture and each other Transaction Document to which it is a party have been duly executed and delivered by the Indenture Trustee and constitute the legal, valid, and binding obligations of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, liquidation, moratorium, fraudulent conveyance, or similar laws affecting creditors’ or creditors of banks’ rights and/or remedies generally or by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);
(d)    The execution, delivery and performance of this Indenture and each other Transaction Document to which it is a party by the Indenture Trustee will not constitute a violation with respect to any order or decree of any court or any order, regulation or demand of any federal, State, municipal or governmental agency binding on the Indenture Trustee or such of its property which is material to it, which violation might have consequences that would materially and adversely affect the performance of its duties under this Indenture;
(e)    The execution, delivery and performance of this Indenture and each other Transaction Document to which it is a party by the Indenture Trustee do not require any approval or consent of any Person, do not conflict with the Articles of Association and Bylaws of the Indenture Trustee, and do not and will not conflict with or result in a breach which would constitute a material default under any agreement applicable to it or such of its property which is material to it; and
(f)    No proceeding of any kind, including but not limited to litigation, arbitration, judicial or administrative, is pending or, to the Indenture Trustee’s knowledge, threatened against or contemplated by the Indenture Trustee which would have a reasonable likelihood of having an adverse effect on the execution, delivery, performance or enforceability of this Indenture or any other Transaction Document to which it is a party by or against the Indenture Trustee.
Section 3.14.    Rule 144A Information. So long as any of the Notes are outstanding, and the Issuer is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Noteholder, the Issuer shall promptly furnish at such Noteholder’s expense to such Noteholder, and the prospective purchasers designated by such Noteholder, Rule 144A Information in order to permit compliance with Rule 144A under the Securities Act in connection with the resale of such Notes by such Noteholder.
Section 3.15.    Knowledge. Any references herein to the knowledge, discovery or learning of the Issuer or the Transaction Manager shall mean and refer to actual knowledge of an Authorized Officer of the Issuer or the Transaction Manager, as applicable.
Section 3.16.    Capital Contributions. Nothing herein shall prevent any direct or indirect member of the Issuer from making capital contributions to the Issuer, a Managing Member or a Project Company, which capital contribution shall be effected directly by such direct or indirect member to the Issuer, the applicable Managing Member or the applicable Project Company, and the Lien of this Indenture shall not attach to any such capital contribution.
ARTICLE IV

MANAGEMENT, ADMINISTRATION AND SERVICING
Section 4.01.    Transaction Management Agreement.
(a)     The Transaction Management Agreement, duly executed counterparts of which have been delivered to the Indenture Trustee, sets forth the covenants and obligations of the Transaction Manager with respect to the Trust Estate and other matters addressed in the Transaction Management Agreement, and reference is hereby made to the Transaction Management Agreement for a detailed statement of said covenants and obligations of the Transaction Manager thereunder. The Issuer agrees that the Indenture Trustee, in its name or (to the extent required by law) in the name of the Issuer, shall, if so directed and indemnified by the Majority Noteholders of the Controlling Class, enforce all rights of the Issuer under the Transaction Management Agreement for and on behalf of the Noteholders whether or not the Issuer is in default hereunder.
(b)    Promptly following a request from the Indenture Trustee (acting at the direction of the Majority Noteholders of the Controlling Class) to do so, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Transaction Manager of each of its obligations to the Issuer and with respect to the Trust Estate under or in connection with the Transaction Management Agreement, in accordance with the terms thereof, and in effecting such request shall exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Transaction Management Agreement to the extent and in the manner directed by the Indenture Trustee, including, without limitation, the transmission of notices of default on the part of the Transaction Manager thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Transaction Manager of each of its obligations under the Transaction Management Agreement.

(c)    The Issuer shall not waive any default by the Transaction Manager under the Transaction Management Agreement if the effect thereof would adversely affect the Holders of the Notes without the written consent of the Indenture Trustee (which shall be given at the written direction of the Majority Noteholders of the Controlling Class).
(d)    The Indenture Trustee does not assume any duty or obligation of the Issuer under the Transaction Management Agreement, and the rights given to the Indenture Trustee thereunder are subject to the provisions of Article VII.
(e)    With respect to the Transaction Manager’s obligations under Section 4.3 of the Transaction Management Agreement, the Indenture Trustee shall not have any responsibility to the Issuer, the Transaction Manager or any party hereunder to make any inquiry or investigation as to, and shall have no obligation in respect of, the terms of any engagement of the Independent Service Providers by the Transaction Manager; provided, however that the Indenture Trustee shall be authorized, upon receipt of written direction from the Transaction Manager directing the Indenture Trustee, to execute any acknowledgment or other agreement with the Independent Service Provider required for the Indenture Trustee to receive any of the reports or instructions provided for herein, which acknowledgment or agreement may include, among other things, (i) acknowledgement that the Transaction Manager has agreed that the procedures to be performed by the Independent Service Providers are sufficient for the Issuer’s purposes, (ii) acknowledgment that the Indenture Trustee has agreed that the procedures to be performed by the Independent Service Providers are sufficient for the Indenture Trustee’s purposes and that the Indenture Trustee’s purposes is limited solely to receipt of the report, (iii) releases by the Indenture Trustee (on behalf of itself and the Noteholders) of claims against the Independent Service Providers and acknowledgement of other limitations of liability in favor of the Independent Service Providers, and (iv) restrictions or prohibitions on the disclosure of information or documents provided to it by such firm of Independent Service Providers (including to the Noteholders). Notwithstanding the foregoing, in no event shall the Indenture Trustee be required to execute any agreement in respect of the Independent Service Providers that the Indenture Trustee determines adversely affects it in its individual capacity or which is in a form that is not reasonably acceptable to the Indenture Trustee.
(f)    In the event such Independent Service Providers require the Indenture Trustee or the Transaction Transition Manager to agree to the procedures to be performed by such Independent Service Providers in any of the reports required to be prepared pursuant to Section 4.01(e), the Transaction Manager shall direct the Indenture Trustee or the Transaction Transition Manager in writing to so agree; it being understood and agreed that the Indenture Trustee or the Transaction Transition Manager will deliver such letter of agreement in conclusive reliance upon the direction of the Transaction Manager, and the Indenture Trustee or the Transaction Transition Manager has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures. Neither the Indenture Trustee nor the Transaction Transition Manager shall be liable for any claims, liabilities or expenses relating to such Independent Service Providers’ engagement or any report issued in connection with such engagement, and the dissemination of any such report is subject to the written consent of the Independent Service Providers.
ARTICLE V

ACCOUNTS, COLLECTIONS, PAYMENTS OF INTEREST AND PRINCIPAL, RELEASES, AND STATEMENTS TO NOTEHOLDERS
Section 5.01.    Accounts.
(a)    On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to establish and maintain in the name of the Indenture Trustee, for the benefit of the Noteholders, four Eligible Accounts: (i) a collection account in which Managing Member Distributions and certain other amounts will be deposited from time to time (the “Collection Account”), (ii) a supplemental reserve account in which the Supplemental Reserve Account Deposit will be deposited from time to time (the “Supplemental Reserve Account”), (iii) a liquidity reserve account in which amounts necessary to maintain the Liquidity Reserve Account Required Deposit will be deposited from time to time (the “Liquidity Reserve Account”) and (iv) a tax loss insurance proceeds account in which all proceeds of the Master Tax Loss Insurance Policies received by the Indenture Trustee with respect to any Tax Loss Indemnity will be deposited from time to time (the “Tax Loss Insurance Proceeds Account”), in each case, bearing a designation that the funds deposited therein are held for the benefit of the Noteholders. Each of the Collection Account, the Supplemental Reserve Account, the Liquidity Reserve Account and the Tax Loss Insurance Proceeds Account will initially be established with the Indenture Trustee.
(b)    Funds on deposit in the Collection Account, the Supplemental Reserve Account and the Liquidity Reserve Account shall be invested by the Indenture Trustee (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Transaction Manager (pursuant to standing instructions or otherwise). All such Eligible Investments shall be held by or on behalf of the Indenture Trustee for the benefit of the Noteholders.
(c)    All investment earnings pursuant to Section 5.01(b) of moneys deposited into the Collection Account, the Supplemental Reserve Account and the Liquidity Reserve Account shall be deposited (or caused to be deposited) by the Indenture Trustee into the Collection Account, and any loss resulting from such investments shall be charged to such Account. No investment of any amount held in any of the Collection Account, the Supplemental Reserve Account and the Liquidity Reserve Account shall mature later than the Business Day immediately preceding the Payment Date which is scheduled to occur immediately following the date of investment. The Transaction Manager, on behalf of the Issuer, will not direct the Indenture Trustee to make any investment of any funds held in any of the Accounts unless the security interest Granted and perfected in such account will continue to be perfected in such investment, in either case without any further action by any Person.
(d)    The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee’s failure to follow instructions of the Issuer in accordance with Section 5.01, negligence or bad faith, or its failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as Indenture Trustee, in accordance with their terms.
(e)    The Indenture Trustee may purchase from or sell to itself or an Affiliate, as principal or agent, the Eligible Investments. With respect to clause (v) of the definition of "Eligible Investments", Wells Fargo, or an Affiliate thereof may charge and collect such fees from such funds as are collected customarily for services rendered to such funds (but not to exceed investments earnings thereon).
(f)    Funds on deposit in any Account shall remain uninvested if (i) the Transaction Manager shall have failed to give investment directions in writing for any funds on deposit in any Account to the Indenture Trustee by 1:00 p.m. Eastern time (or such other time as may be agreed by the Transaction Manager and the Indenture Trustee) on any Business Day; or (ii) based on the actual knowledge of, or receipt or written notice by, a Responsible Officer of the Indenture Trustee, a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable, or, if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Estate are being applied as if there had not been such a declaration.
(g)    [Reserved].
(h)    (i) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Accounts and in all proceeds thereof (including, without limitation, all investment earnings on the Accounts) and all such funds, investments, proceeds and income shall be part of the Trust Estate. Except as otherwise provided herein, the Accounts shall be under the control (as defined in Section 9-104 of the UCC to the extent such account is a deposit account and Section 8-106 of the UCC to the extent such account is a securities account) of the Indenture Trustee for the benefit of the Noteholders. If, at any time, any of the Accounts ceases to be an Eligible Account, the Indenture Trustee (or the Transaction Manager on its behalf) shall within five Business Days establish a new Account as an Eligible Account and shall transfer any cash and/or any investments to such new Account. In connection with the foregoing, the Transaction Manager agrees that, in the event that any of the Accounts are not accounts with the Indenture Trustee, the

Transaction Manager shall notify the Indenture Trustee in writing promptly upon any of such Accounts ceasing to be an Eligible Account.
(i)    With respect to the Account Property, the Indenture Trustee agrees that:
(A)    any Account Property that is held in deposit accounts shall be held solely in Eligible Accounts; and, except as otherwise provided herein, each such Eligible Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;
(B)    any Account Property that constitutes physical property shall be delivered to the Indenture Trustee in accordance with paragraph (i)(A) or (i)(B), as applicable, of the definition of “Delivery” and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Indenture Trustee;
(C)    any Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (1)(c) or (1)(e), as applicable, of the definition of “Delivery” and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Account Property as described in such paragraph;
(D)    any Account Property that is an “uncertificated security” under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (i)(D) of the definition of “Delivery” and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee’s (or its nominee’s) ownership of such security;
(E)    the Transaction Manager shall have the power, revocable by the Indenture Trustee upon the occurrence of a Transaction Manager Termination Event, to instruct the Indenture Trustee to make withdrawals and payments from the Accounts for the purpose of permitting the Transaction Manager and the Indenture Trustee to carry out their respective duties hereunder; and
(F)    any Account held by it hereunder shall be maintained as a “securities account” as defined in the Uniform Commercial Code as in effect in New York (the “New York UCC”), and that it shall be acting as a “securities intermediary” for the Indenture Trustee itself as the “entitlement holder” (as defined in Section 8-102(a)

(7) of the New York UCC) with respect to each such Account. The parties hereto agree that each Account shall be governed by the laws of the State of New York, and regardless of any provision in any other agreement, the “securities intermediary’s jurisdiction” (within the meaning of Section 8-110 of the New York UCC) shall be the State of New York. The Indenture Trustee acknowledges and agrees that (1) each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Accounts shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the New York UCC and (2) notwithstanding anything to the contrary, if at any time the Indenture Trustee shall receive any order from the Indenture Trustee (solely in its capacity as securities intermediary) directing transfer or redemption of any financial asset relating to the Accounts, the Indenture Trustee shall comply with such entitlement order without further consent by the Issuer, or any other person. In the event of any conflict of any provision of this Section 5.01(g)(ii)(F) with any other provision of this Indenture or any other agreement or document, the provisions of this Section 5.01(g)(ii)(F) shall prevail.
Section 5.02.    Supplemental Reserve Account and Tax Loss Insurance Proceeds Account. (a) (i)  On each Payment Date, to the extent of Available Funds and in accordance with and subject to the Priority of Payments, the Indenture Trustee shall, based on the Quarterly Transaction Report, deposit into the Supplemental Reserve Account an amount equal to the Supplemental Reserve Account Deposit until the amount on deposit equals the Supplemental Reserve Account Required Balance.
(ii)    The Indenture Trustee shall release funds from the Supplemental Reserve Account to pay the following amounts upon direction from the Transaction Manager set forth in an Officer’s Certificate (no more than once per calendar month): the costs (inclusive of labor costs, if applicable) of replacement of (a) any inverter or energy storage device that no longer has the benefit of a manufacturer warranty or (b) any communication device and for which (i) the Operator is not obligated under the related MOMA to cover the replacement costs of such communication device, inverter or energy storage device (or if so obligated, fails to pay such costs), for the purpose of funding a loan by the Managing Member to the related Project Company to pay for the replacement of such communication device, inverter or energy storage device (or, if such a loan would not be permitted under the applicable Project Company LLCA, the Managing Member shall provide such amount in the form of an additional capital contribution to the Project Company) or (ii) the Transaction Manager in its role as Operator has paid under the related MOMA.
(iii)    If the amount on deposit in the Supplemental Reserve Account exceeds the Supplemental Reserve Account Required Balance on any Payment Date, the amount of such excess will be transferred to the Collection Account for distribution as part of Available Funds pursuant to the Priority of Payments.
(iv)    The Indenture Trustee shall transfer to the Collection Account all amounts on deposit in the Supplemental Reserve Account on the earlier of the Rated Final Maturity and the acceleration of the Notes following an Event of Default.
(b)    Notwithstanding Section 5.02(a)(i), upon the Rating Agency Condition being satisfied, in lieu of or in substitution for moneys otherwise required to be deposited to the Supplemental Reserve Account, the Issuer (or the Transaction Manager on behalf of the Issuer) may deliver or cause to be delivered to the Indenture Trustee a Letter of Credit issued by an Eligible Letter of Credit Bank in an amount equal to the Supplemental Reserve Account Required Balance; provided that any Supplemental Reserve Account Deposit required to be made after the replacement of amounts on deposit in the Supplemental Reserve Account with the Letter of Credit shall be made in deposits to the Supplemental Reserve Account as provided in the Priority of Payments or pursuant to an increase in the Letter of Credit, or addition of another Letter of Credit (such increase or addition to require satisfaction of the Rating Agency Condition). The Letter of Credit shall be held as an asset of the Supplemental Reserve Account and valued for purposes of determining the amount on deposit in the Supplemental Reserve Account as the amount then available to be drawn on such Letter of Credit. Any references in the Transaction Documents to amounts on deposit in the Supplemental Reserve Account shall include the value of the Letter of Credit unless specifically excluded. If the amounts on deposit in the Supplemental Reserve Account are represented by a Letter of Credit, the Indenture Trustee shall be required to submit the drawing documents to the Eligible Letter of Credit Bank to draw the full stated amount of the Letter of Credit and deposit the proceeds therefrom in the Supplemental Reserve Account in the following circumstances: (i) if the Indenture Trustee is directed by the Transaction Manager on behalf of the Issuer, pursuant to an Officer’s Certificate, to withdraw funds from the Supplemental Reserve Account for any reason; (ii) if the Letter of Credit is scheduled to expire in accordance with its terms and has not been extended or replaced with a Letter of Credit issued by an Eligible Letter of Credit Bank by the date that is ten days prior to the expiration date; or (iii) if the Indenture Trustee is directed by the Issuer, the Transaction Manager or the Majority Noteholders of the Controlling Class, pursuant to an Officer’s Certificate stating that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank. Any drawing on the Letter of Credit may be reimbursed by the Issuer only from amounts remitted to the Issuer pursuant to clauses (x) or (xii) of the Priority of Payments.
(c)    The Indenture Trustee shall deposit into the Tax Loss Insurance Proceeds Account upon receipt all Master Tax Loss Insurance Proceeds received by it, as applicable, with respect to any ITC Loss Indemnity.

(d)    At the direction of the Transaction Manager pursuant to an Officer’s Certificate, the Indenture Trustee shall (i) pay applicable amounts on deposit in the Tax Loss Insurance Proceeds Account (x) to the related Project Company for distribution by such Project Company to its members in accordance with the terms of the related Project Company LLCA, (y) directly to the applicable Tax Equity Investor Member in the amount of the applicable ITC Loss Indemnity or (z) to the Project Company to pay the taxes owed, so as to resolve such ITC Loss Indemnity and (ii) once the applicable ITC Loss Indemnity has been paid in full (as determined by the Transaction Manager), the Indenture Trustee shall (A) deposit into the Collection Account for distribution pursuant to the Priority of Payments an amount of any remaining Master Tax Loss Insurance Proceeds paid to the related Managing Member equal to the lesser of (1) such remaining amount and (2) the aggregate amounts paid to the related Tax Equity Investor Member in respect of such ITC Loss Indemnity through a Limited Step-up Event and (B) pay any remaining amounts after giving effect to clause (A) at the written direction of the Transaction Manager.
(e)    To the extent not refundable to the applicable Tax Loss Policy Insurer(s), so long as the applicable ITC Loss Indemnity has been paid in full (as determined by the Transaction Manager), the Indenture Trustee shall transfer to the Collection Account all amounts on deposit in the Tax Loss Insurance Proceeds Account on the earlier of the Rated Final Maturity or the acceleration of the Notes following an Event of Default.

Section 5.03.	Liquidity Reserve Account.
(a)     On the Closing Date, the Issuer shall deliver to the Indenture Trustee an amount equal to the Liquidity Reserve Account Required Balance with respect to the Closing Date for deposit into the Liquidity Reserve Account. As described in the Priority of Payments, to the extent of Available Funds, the Indenture Trustee shall, on each Payment Date, deposit Available Funds into the Liquidity Reserve Account until the amount on deposit therein shall equal the Liquidity Reserve Account Required Balance.
(b)    On each Payment Date, the Indenture Trustee shall, based on the Quarterly Transaction Report, transfer funds on deposit in the Liquidity Reserve Account to the Collection Account to the extent the amount on deposit in the Collection Account as of such Payment Date is less than the amounts necessary to make the distributions described in clauses (i) through (iv) of Section 5.05(a). Based on the Quarterly Transaction Report, (i) if the amount on deposit in the Liquidity Reserve Account exceeds the Liquidity Reserve Account Required Balance on any Payment Date during a Regular Amortization Period, the amount of such excess will be transferred to the Supplemental Reserve Account, and (ii) if the amount on deposit in the Supplemental Reserve Account exceeds the Supplemental Reserve Account Required Balance on such Payment Date, the amount of such excess will be transferred to the Collection Account and will be part of Available Funds distributed pursuant to the Priority of Payments. Based on the Quarterly Transaction Report, if the amount on deposit in the Liquidity Reserve Account exceeds the Liquidity Reserve Account

Required Balance on any Payment Date during an Early Amortization Period or Sequential Interest Amortization Period, the amount of such excess will be transferred to the Collection Account and will be part of the Available Funds distributed pursuant to the Priority of Payments.
(c)    Upon the earliest of (i) the Rated Final Maturity, (ii) the acceleration of the Notes following an Event of Default and (iii) the Payment Date on which the sum of Available Funds and the amount on deposit in the Liquidity Reserve Account is greater than or equal to the sum of (1) the payments and distributions required under clauses (i) through (iv) of the Priority of Payments, (2) the Aggregate Outstanding Note Balance as of such Payment Date prior to any distributions made on such Payment Date, and (3) all other Issuer Secured Obligations then due, the Indenture Trustee shall, based on the information set forth in the related Quarterly Transaction Report, withdraw any remaining funds on deposit in the Liquidity Reserve Account (including investment earnings or income) and deposit such funds into the Collection Account. On the Termination Date, the Indenture Trustee shall, based on the information set forth in the related Quarterly Transaction Report, withdraw any remaining funds on deposit in the Liquidity Reserve Account (including investment earnings or income) and pay such amount to the Issuer.
(d)    Notwithstanding Section 5.03(a), upon the Rating Agency Condition being satisfied, in lieu of or in substitution for moneys otherwise required to be deposited to the Liquidity Reserve Account, the Issuer (or the Transaction Manager on behalf of the Issuer) may deliver or cause to be delivered to the Indenture Trustee a Letter of Credit issued by an Eligible Letter of Credit Bank in an amount equal to the Liquidity Reserve Account Required Balance; provided that any deposit into the Liquidity Reserve Account required to be made after the replacement of amounts on deposit in the Liquidity Reserve Account with the Letter of Credit shall be made in deposits to the Liquidity Reserve Account as provided in the Priority of Payments or pursuant to an increase in the Letter of Credit, or addition of another Letter of Credit (such increase or addition to require satisfaction of the Rating Agency Condition). The Letter of Credit shall be held as an asset of the Liquidity Reserve Account and valued for purposes of determining the amount on deposit in the Liquidity Reserve Account as the amount then available to be drawn on such Letter of Credit. Any references in the Transaction Documents to amounts on deposit in the Liquidity Reserve Account shall include the value of the Letter of Credit unless specifically excluded. If the amounts on deposit in the Liquidity Reserve Account are represented by a Letter of Credit, the Indenture Trustee shall be required to submit the drawing documents to the Eligible Letter of Credit Bank to draw the full stated amount of the Letter of Credit and deposit the proceeds therefrom in the Liquidity Reserve Account in the following circumstances: (i) if the Indenture Trustee is directed by the Transaction Manager on behalf of the Issuer, pursuant to an Officer’s Certificate, to withdraw funds from the Liquidity Reserve Account for any reason; (ii) if the Letter of Credit is scheduled to expire in accordance with its terms and has not been extended or replaced with a Letter of Credit issued by an Eligible Letter of Credit Bank by the date that is ten days prior to the expiration date; or (iii) if the Indenture Trustee is directed by the Issuer, the Transaction Manager or the Majority Noteholders of the

Controlling Class, pursuant to an Officer’s Certificate stating that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank. Any drawing on the Letter of Credit may be reimbursed by the Issuer only from amounts remitted to the Issuer pursuant to clauses (x) or (xii) of the Priority of Payments.
Section 5.04.    Collection Account.
(a)     On or prior to the Closing Date, the Transaction Manager, on behalf of the Issuer as owner of each Managing Member, shall have instructed each Managing Member to direct the related Project Company to pay all Managing Member Distributions to the Collection Account. The Issuer shall cause all other amounts required to be deposited therein pursuant to the Transaction Documents, to be deposited within two Business Days of receipt thereof. The Indenture Trustee shall provide or make available electronically (or upon written request, by first class mail or facsimile) monthly statements on all amounts received in the Collection Account to the Issuer and the Transaction Manager.
(b)    The Transaction Manager will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the Transaction Manager to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Transaction Manager on the related Payment Date upon certification by the Transaction Manager of such amounts; provided, however, that the Transaction Manager must provide such certification within six months of such mistaken deposit, posting or returned check.
(c)    The Indenture Trustee shall make distributions from the Collection Account as directed by the Transaction Manager in accordance with the Transaction Management Agreement.
Section 5.05.    Distribution of Funds in the Collection Account.
(a)    On each Payment Date, Available Funds on deposit in the Collection Account shall be distributed by the Indenture Trustee, based solely on the information set forth in the related Quarterly Transaction Report, in the following order and priority of payments (the “Priority of Payments”):
(i)     (a) to the Indenture Trustee, (1) the Indenture Trustee Fee and any accrued and unpaid Indenture Trustee Fees with respect to prior Payment Dates plus (2) out-of-pocket expenses and indemnities of the Indenture Trustee incurred and not reimbursed in connection with its obligations and duties under this Indenture, (b) to the Transaction Transition Manager (1) the Transaction Transition Manager Fee and any accrued and unpaid Transaction Transition Manager Fees with respect to prior Payment Dates, (2) Transaction Transition Manager Expenses and (3) any accrued and unpaid transition costs payable to the Transaction Transition Manager, and (c) to the Custodian, (1) the Custodian Fee and any accrued and unpaid Custodian Fees with respect to prior Payment Dates plus (2) out-of-pocket expenses and indemnities of the Custodian incurred and not reimbursed in connection with its obligations and duties under the Custodial Agreement; provided that payments to the Indenture Trustee as reimbursement for clause (a)(2), to the Transaction Transition Manager as reimbursement for clause (b)(2) and to the Custodian as reimbursement for clause (c)(2) will be limited to $100,000 in the aggregate per calendar year as long as no Event of Default has occurred, and the Notes have not been accelerated, or the Trust Estate sold, pursuant to this Indenture; provided, further, that the payments to the Transaction Transition Manager as reimbursement for clause (b)(3) will be limited to $75,000 per transition occurrence and $150,000 in the aggregate;
(ii)    to the Transaction Manager, the Transaction Manager Fee, plus any accrued and unpaid Transaction Manager Fees with respect to prior Payment Dates;
(iii)    to the Class A Noteholders, the Class A Note Interest for such Payment Date;
(iv)    to the Class B Noteholders, the Class B Note Interest for such Payment Date;
(v)    to the Liquidity Reserve Account, an amount equal to the greater of (a) (1) the Liquidity Reserve Account Required Balance minus (2) the amount on deposit in the Liquidity Reserve Account on such Payment Date and (b) $0;
(vi)    to the Supplemental Reserve Account, an amount equal to the Supplemental Reserve Account Deposit until the Supplemental Reserve Account Required Balance has been met;
(vii)    to the Noteholders: (a) during a Regular Amortization Period, in the following order: (1) to the Class A Noteholders, the Class A Scheduled Note Principal Payment for such Payment Date, (2) to the Class B Noteholders, the Class B Scheduled Note Principal Payment for such Payment Date (which will be $0), (3) to the Class A Noteholders, the Unscheduled Note Principal Payment for such Payment Date until the Outstanding Note Balance of the Class A Notes has been reduced to zero, (4) to the Class B Noteholders, any Unscheduled Note Principal Payment for such Payment Date remaining after payment to the Class A Noteholders until the Outstanding Note Balance of the Class B Notes has been reduced to zero and (5) to the Class B Noteholders, any unpaid Deferred Interest on the Class B Notes; and (b) during an Early Amortization Period or Sequential Interest Amortization Period, all remaining Available Funds shall be distributed in the following order: (1) to the Class A Noteholders until the Outstanding Note Balance of the Class A Notes has been reduced to zero and (2) to the Class B Noteholders in the following order:

(A) to reduce the Outstanding Note Balance of the Class B Notes to zero and (B) to pay any unpaid Deferred Interest on the Class B Notes;
(viii)    (a) to the Class A Noteholders, the Class A Additional Principal Amount for such Payment Date until the Outstanding Note Balances of the Class A Notes have been reduced to zero; and (b) to the Class B Noteholders, the Class B Additional Principal Amount for such Payment Date until the Outstanding Note Balance of the Class B Notes has been reduced to zero;
(ix)    to the Indenture Trustee, the Transaction Transition Manager and the Custodian, any incurred and not reimbursed out-of-pocket expenses and indemnities of the Indenture Trustee and the Custodian and Transaction Transition Manager Expenses, in each case to the extent not paid in accordance with (i) above;
(x)    to the Eligible Letter of Credit Bank or other party as directed by the Transaction Manager (a) any fees and expenses related to the Letter of Credit and (b) any amounts which have been drawn under the Letter of Credit and any interest due thereon;
(xi)    to the Class A Noteholders and the Class B Noteholders, in that order, the respective Post-ARD Additional Note Interest and Deferred Post-ARD Additional Note Interest due on such Payment Date, if any; and
(xii)    to or at the direction of the Issuer, any remaining Available Funds on deposit in the Collection Account.
Section 5.06.    Early Amortization Period Payments and Sequential Interest Amortization Period Payments. Any distributions of principal made during an Early Amortization Period or a Sequential Interest Amortization Period will be allocated in the following manner to determine any unpaid amounts on future Payment Dates: first, to the Scheduled Note Principal Payment calculated for such Payment Date; and second, to the Unscheduled Note Principal Payment amount calculated for such Payment Date.
Section 5.07.    Note Payments.
(1)     The Indenture Trustee shall pay from amounts on deposit in the Collection Account in accordance with the Quarterly Transaction Report and Section 5.05 to each Noteholder of record as of the related Record Date either (i) by wire transfer, in immediately available funds to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Indenture Trustee appropriate written instructions at least five Business Days prior to related Payment Date (which instructions may remain in effect for subsequent Payment Dates unless revoked by such Noteholder), or (ii) if not, by check mailed to such Noteholder at the address of such Noteholder appearing in the Note Register, the amounts to be paid to such Noteholder pursuant to such Noteholder’s Notes; provided, that so long as the Notes are registered in the name of the Securities Depository such payments shall be made to the nominee thereof in immediately available funds.
(a)    In the event that any withholding Tax is imposed on the Issuer’s payment (or allocations of income) to a Noteholder, such withholding Tax shall reduce the amount otherwise distributable to the Noteholder in accordance with this Section 5.07. The Indenture Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Noteholders any applicable withholding Taxes in accordance with applicable law. The Transaction Manager shall instruct the Indenture Trustee of any withholding Tax that is legally owed by the Issuer in respect of the Issuer’s payment to a Noteholder (or the nominee, if the Notes are registered in the name of the Securities Depositary), in writing in a Quarterly Transaction Report. Nothing herein shall prevent the Indenture Trustee from contesting at the expense of the applicable Noteholder any such withholding Tax in appropriate proceedings, and withholding payment of such withholding Tax, if permitted by law, pending the outcome of such proceedings. The amount of any withholding Tax imposed with respect to a Noteholder shall be treated as cash distributed to such Noteholder at the time it is withheld by the Issuer or the Indenture Trustee (at the direction of the Transaction Manager or the Issuer) and remitted to the appropriate taxing authority. In the event that a Noteholder wishes to apply for a refund of any such withholding Tax, the Indenture Trustee shall reasonably cooperate with such Noteholder in making such claim so long as such Noteholder agrees to reimburse the Indenture Trustee for any out-of-pocket expenses incurred.
(b)    Each Noteholder and each Note Owner, by its acceptance of its Note, will be deemed to have consented to the provisions of Section 5.05(a) relating to the Priority of Payments.
(c)    For purposes of U.S. federal income, state and local income and franchise taxes, each Noteholder and each Note Owner, by its acceptance of its Note, will be deemed to have agreed to, and hereby instructs the Indenture Trustee to, (i) treat the Notes as indebtedness unless otherwise required by applicable law, and (ii) treat the Grant of the Trust Estate by the Issuer to the Indenture Trustee pursuant to this Indenture as a pledge.
(d)    Each Noteholder and each Note Owner, by its acceptance of such Note or such beneficial interest in such Note, will be deemed to have agreed to provide the Indenture Trustee or the Issuer or other applicable withholding agent with the Noteholder Tax Identification Information and the Noteholder FATCA Information. In addition, each Noteholder and each Note Owner will be deemed to have agreed that the Indenture Trustee (or other applicable withholding agent) has the right to withhold FATCA Withholding Tax from any amount of interest or other amounts (without any corresponding gross-up) payable to a Noteholder or Note Owner that fails to comply with the foregoing requirements provided that such amounts are properly remitted to the appropriate taxing authority. The Issuer hereby covenants with the Indenture Trustee that, upon request from the Indenture Trustee, the Issuer will provide the Indenture Trustee with information that is reasonably available to the Issuer so as to enable the Indenture Trustee to determine whether or not the Indenture Trustee is obliged to make any withholding, including FATCA Withholding Tax, in respect of any payments with respect to a Note (and if applicable, to provide the necessary detailed information that is reasonably available to the Issuer to effectuate any withholding, including FATCA Withholding Tax).
Section 5.08.    Statements to Noteholders; Tax Returns. Within 30 days after the end of each calendar year, the Indenture Trustee shall furnish to each Person who at any time during such calendar year was a Noteholder of record and received any payment thereon (a) a report as to the aggregate of amounts paid during such calendar year to each such Noteholder allocable to principal, interest or other amounts for such calendar year or applicable portion thereof during which such Person was a Noteholder and (b) such information required by the Code, to enable such Noteholders to prepare their U.S. federal and state income tax returns. The obligation of the Indenture Trustee set forth in this paragraph shall be deemed to have been satisfied to the extent that information shall be provided by the Indenture Trustee, in the form of Form 1099 or other comparable form, pursuant to any requirements of the Code.
The Indenture Trustee shall have no responsibility or liability with respect to reporting or calculation of original issue discount with respect to the Notes. Upon written request from the Noteholders to the Indenture Trustee for any information with respect to original issue discount accruing on the Notes, the Issuer will promptly supply to the Indenture Trustee any such information for further distributions to the Noteholders.
The Issuer shall cause the Transaction Manager, at the Transaction Manager’s expense, to cause a firm of Independent Service Providers to prepare any tax returns required to be filed by the Issuer. The Indenture Trustee, upon reasonable written request, shall furnish the Issuer with all such information in the possession of the Indenture Trustee as may be reasonably required in connection with the preparation of any tax return of the Issuer.
Section 5.09.    Reports by Indenture Trustee. Within five Business Days after the end of each Collection Period, the Indenture Trustee shall provide or make available electronically (or upon written request, by first class mail or facsimile) to the Transaction Manager a written report setting forth the amounts in the Collection Account, the Liquidity Reserve Account, the Tax Loss Insurance Proceeds Account and the Supplemental Reserve Account, and the identity of the investments included therein. Without limiting the generality of the foregoing, the Indenture Trustee shall, upon the written request of the Transaction Manager, promptly transmit or make available electronically to the Transaction Manager, copies of all accountings of, and information with respect to, the Collection Account, the Liquidity Reserve Account, the Tax Loss Insurance Proceeds Account and the Supplemental Reserve Account, investments thereof, and payments thereto and therefrom.

Section 5.10.    Final Balances. Upon payment of all principal and interest with regard to the Notes, all other amounts due to the Noteholders as expressly provided for in the Transaction Documents and payment of all reasonable fees, charges and other expenses, such as fees and expenses of the Indenture Trustee, all moneys remaining in all Accounts, except moneys necessary to make payments equal to such amounts and payments of principal and interest with respect to the Notes, which moneys shall be held and disbursed by the Indenture Trustee pursuant to this Article V, shall be, subject to applicable escheatment laws, remitted to, or at the direction of, the Issuer.
ARTICLE VI

VOLUNTARY PREPAYMENT OF NOTES AND RELEASE OF COLLATERAL
Section 6.01.    Voluntary Prepayment.
(a)     Each Class of Notes are subject to prepayment, in whole or in part (such prepayment, a “Voluntary Prepayment”), prior to its Rated Final Maturity, at the option of the Issuer on any Business Day, upon (i) delivery to the Indenture Trustee and the Transaction Manager, not less than 15 days prior to the date fixed for the proposed prepayment (the “Voluntary Prepayment Date”), of a Notice of Prepayment from the Issuer stating the Issuer’s election to prepay the Notes or portion thereof in the form attached hereto as Exhibit C, and (ii) the deposit by the Issuer into the Collection Account, in the case of any Voluntary Prepayment in whole, no later than 11:00 a.m. Eastern time on such Voluntary Prepayment Date, or in the case of any Voluntary Prepayment in part, no later than 12:00 p.m. Eastern time on the Business Day prior to such Voluntary Prepayment Date, of an amount equal to the sum of (i) the outstanding principal balance of the Notes to be prepaid, (ii) all accrued and unpaid interest thereon (including any Deferred Interest or Post-ARD Additional Note Interest), (iii) all amounts owed to the Indenture Trustee, the Transaction Manager, the Transaction Transition Manager, the Custodian and any other parties to the Transaction Documents, and (iv) with respect to the Class A Notes, the Make Whole Amount, if applicable (the “Prepayment Amount”). On the specified Voluntary Prepayment Date, provided that the Indenture Trustee has received the Prepayment Amount, in the case of any Voluntary Prepayment in whole, no later than 11:00 a.m. Eastern time on such Voluntary Prepayment Date, or in the case of any Voluntary Prepayment in part, no later than 12:00 p.m. Eastern time on the Business Day prior to such specified Voluntary Prepayment Date, the Indenture Trustee shall (x) withdraw the Prepayment Amount from the Collection Account and disburse such amounts in accordance with clauses (i) through (v) of the Priority of Payments and then to the Noteholders, the Make Whole Amount, if applicable, and then (i) if no Sequential Interest Amortization Period is then in effect, to pay down the Notes on a pro rata basis, and (ii) if a Sequential Interest Amortization Period is then in effect, first to pay down the Class A Notes until the Outstanding Note Balance of the Class A Notes has been reduced to zero, and then to pay down the Class B Notes until the Outstanding Note Balance of the Class B Notes has been reduced to zero and (y) to the extent the Outstanding Note Balance is prepaid, release any remaining assets in the Trust Estate to, or at the direction of, the Issuer. Notwithstanding the foregoing, the Issuer has the right to voluntarily prepay the Class B Notes in whole or in part without making a pro rata prepayment of the Class A Notes.
(b)    If a Voluntary Prepayment Date with respect to the Class A Notes occurs prior to the Make Whole Determination Date, the Issuer shall pay the Class A Noteholders the Make Whole Amount. No Make Whole Amount shall be due to the Noteholders if a Voluntary Prepayment is made on or after the Make Whole Determination Date. No Make Whole Amount is payable with respect to the Class B Notes.
(c)    If the Issuer elects to rescind the Voluntary Prepayment, it must give written notice of such determination to the Indenture Trustee at least two Business Days prior to the Voluntary Prepayment Date. If a Voluntary Prepayment of the Notes has been rescinded pursuant to this Section 6.01(c), the Indenture Trustee shall provide notice of such rescission to the registered owner of each Note which had been subject to the rescinded Voluntary Prepayment at the address shown on the Note Register maintained by the Note Registrar with copies to the Issuer, the Transaction Manager and the Rating Agency.
Section 6.02.    [Reserved]
Section 6.03.    Notice of Voluntary Prepayment. Any Notice of Voluntary Prepayment shall be given by the Indenture Trustee by mailing a copy of the notice of prepayment by first-class mail (postage prepaid) not less than 10 days and not more than 15 days prior to the date fixed for prepayment to the registered owner of each Note to be prepaid at the address shown on the Note Register maintained by the Note Registrar with copies to the Issuer, the Transaction Manager and the Rating Agency. Failure to give or receive such notice of prepayment by mailing to any Noteholder, or any defect therein, shall not affect the validity of any proceedings for the prepayment of other Notes. If a Voluntary Prepayment has been rescinded pursuant to Section 6.01(c) or Section 6.02(c), as applicable, and to the extent the Indenture Trustee had provided notice of the Voluntary Prepayment, the Indenture Trustee shall provide notice of such rescission to the registered owner of each Note which had been subject to the rescinded Voluntary Prepayment at the address shown on the Note Register maintained by the Note Registrar with copies to the Issuer, the Transaction Manager and the Rating Agency.
Any notice mailed as provided in this Section 6.03 shall be conclusively presumed to have been duly given, whether or not the registered owner of such Notes receives the notice.
Section 6.04.    Cancellation of Notes. All Notes which have been paid in full or retired or received by the Indenture Trustee for exchange shall not be reissued but shall be canceled and destroyed in accordance with its customary procedures.

Section 6.05.    Release of Collateral. The Indenture Trustee shall, on or after the Termination Date, release any remaining portion of the Trust Estate from the Lien created by this Indenture and shall deposit in the Collection Account any funds then on deposit in any other Account. The Indenture Trustee shall release property from the Lien created by this Indenture pursuant to this Section 6.05 only upon receipt by the Indenture Trustee of an Issuer Order accompanied by an Officer’s Certificate and an Opinion of Counsel described in Section 314(c)(2) of the Trust Indenture Act of 1939, as amended, and meeting the applicable requirements of Section 12.02.
ARTICLE VII

THE INDENTURE TRUSTEE
Section 7.01.    Duties of Indenture Trustee.
(a)     If a Responsible Officer of the Indenture Trustee has received notice pursuant to Section 7.02(a), or a Responsible Officer of the Indenture Trustee shall otherwise have actual knowledge that an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.
(b)    Except during the occurrence and continuance of such an Event of Default:
(i)    The Indenture Trustee need perform only those duties that are specifically set forth in this Indenture and any other Transaction Document to which it is a party and no others and no implied covenants or obligations of the Indenture Trustee shall be read into this Indenture or any other Transaction Document.
(ii)    In the absence of negligence or bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture or any other Transaction Document. The Indenture Trustee shall, however, examine such certificates and opinions to determine whether they conform on their face to the requirements of this Indenture or any other Transaction Document but the Indenture Trustee shall not be required to determine, confirm or recalculate information contained in such certificates or opinions.
(c)    No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:
(i)    This paragraph does not limit the effect of subsection (b) of this Section 7.01.

(ii)    The Indenture Trustee shall not be liable in its individual capacity for any action taken or error of judgment made in good faith by a Responsible Officer or other officers of the Indenture Trustee, unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts.
(iii)    The Indenture Trustee shall not be personally liable with respect to any action it takes, suffers or omits to take in good faith in accordance with a direction received by it from the Noteholders in accordance with this Indenture or any other Transaction Document or for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture or any other Transaction Document.
(iv)    The Indenture Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or to maintain the perfection of any security interest in the Trust Estate or in any item comprising the Conveyed Property.
(d)    No provision of this Indenture or any other Transaction Document shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial or other liability in the performance of any of its duties hereunder or thereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.
(e)    The provisions of subsections (a), (b), (c) and (d) of this Section 7.01 shall apply to any co-trustee or separate trustee appointed by the Issuer and the Indenture Trustee pursuant to Section 7.13.
(f)    The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Indenture Trustee resulting from any loss experienced on any item comprising the Conveyed Property.
(g)    In no event shall the Indenture Trustee be required to take any action that conflicts with applicable law, any of the provisions of this Indenture or any other Transaction Document or with the Indenture Trustee’s duties hereunder or that adversely affect its rights and immunities hereunder.
(h)    In no event shall the Indenture Trustee have any obligations or duties under or have any liabilities whatsoever to Noteholders under ERISA.
(i)    The Indenture Trustee shall not make any direct or indirect transfer of the Managing Member Membership Interests except in compliance with the Designated Transfer Restrictions and the Acknowledgements (as determined by the Majority Noteholders of the Controlling Class).

(j)    In no event shall the Indenture Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control and without the fault or negligence of the Indenture Trustee, including, without limitation, strikes, work stoppages, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities; it being understood that the Indenture Trustee shall resume performance as soon as practicable under the circumstances.
Section 7.02.    Notice of Default, Transaction Manager Termination Event or Event of Default; Delivery of Manager Reports.
(a)     The Indenture Trustee shall not be required to take notice of or be deemed to have notice or knowledge of any default, Default, Transaction Manager Termination Event, Event of Default event or information, or be required to act upon any default, Default, Transaction Manager Termination Event, Event of Default, event or information (including the sending of any notice) unless a Responsible Officer of the Indenture Trustee is specifically notified in writing at the address set forth in Section 12.04 or until a Responsible Officer of the Indenture Trustee shall have acquired actual knowledge of a default, Default, a Transaction Manager Termination Event, an Event of Default, an event or information and shall have no duty to take any action to determine whether any such default, Default, Transaction Manager Termination Event, Event of Default, or event has occurred. In the absence of receipt of such notice or actual knowledge, the Indenture Trustee may conclusively assume that there is no such default, Default, Event of Default, Transaction Manager Termination Event or event. If written notice of the existence of a default, a Default, an Event of Default, a Transaction Manager Termination Event, an event or information has been delivered to a Responsible Officer of the Indenture Trustee or a Responsible Officer of the Indenture Trustee has actual knowledge thereof, the Indenture Trustee shall promptly provide paper or electronic notice thereof to the Issuer, the Transaction Transition Manager, the Rating Agency and each Noteholder, but in any event, no later than five days after such knowledge or notice occurs.
(b)    In the event the Transaction Manager does not make available to the Rating Agency all reports of the Transaction Manager and all reports to the Noteholders, upon request of the Rating Agency, the Indenture Trustee shall make available promptly after such request, copies of such Manager reports as are in Indenture Trustee’s possession to the Rating Agency and the Noteholders.
Section 7.03.    Rights of Indenture Trustee.
(a)     The Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in any document. The Indenture Trustee need not investigate or re-calculate, evaluate, certify, verify or independently determine the accuracy of any numerical information, report, certificate, information, statement, representation or warranty or any fact or matter stated in any such document and may conclusively rely as to the truth of the statements and the accuracy of the information therein.
(b)    Before the Indenture Trustee takes any action or refrains from taking any action under this Indenture or any other Transaction Document, it may require an Officer’s Certificate of the Issuer or an Opinion of Counsel, the costs of which (including the Indenture Trustee’s reasonable attorney’s fees and expenses) shall be paid by the party requesting that the Indenture Trustee act or refrain from acting. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer’s Certificate or Opinion of Counsel.
(c)    The Indenture Trustee shall not be personally liable for any action it takes or omits to take or any action or inaction it believes in good faith to be authorized or within its rights or powers.
(d)    The Indenture Trustee shall not be bound to make any investigation into the facts of matters stated in any reports, certificates, payment instructions, opinion, notice, order or other paper or document unless requested in writing by 25% or more of the Noteholders, and such Noteholders have provided to the Indenture Trustee indemnity satisfactory to it.
(e)    The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney, custodian or nominee appointed by it hereunder with due care. The Indenture Trustee may consult with counsel, accountants and other experts and the advice or opinion of counsel, accountants and other experts with respect to legal and other matters relating to any Transaction Document shall be full and complete authorization and protection from liability with respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with such advice or opinion of counsel.
(f)    The Indenture Trustee shall not be required to give any bond or surety with respect to the execution of this Indenture or the powers granted hereunder.
(g)    The Indenture Trustee shall not be liable for any action or inaction of the Issuer, the Transaction Manager, the Custodian or any other party (or agent thereof) to this Indenture or any Transaction Document and may assume compliance by such parties with their obligations under this Indenture or any other Transaction Document, unless a Responsible Officer of the Indenture Trustee shall have received written notice to the contrary at the Corporate Trust Office of the Indenture Trustee.
(h)    The Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity satisfactory to the Indenture Trustee against the costs, expenses and liabilities (including the fees and expenses of the Indenture Trustee’s counsel and agents) which may be incurred therein or thereby.
(i)    The Indenture Trustee shall have no duty (i) to maintain or monitor any insurance or (ii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate.
(j)    Delivery of any reports, information and documents to the Indenture Trustee provided for herein or any other Transaction Document is for informational purposes only (unless otherwise expressly stated), and the Indenture Trustee’s receipt of such or otherwise publicly available shall not constitute actual or constructive knowledge or notice of any information contained therein or determinable from information contained therein, including the Transaction Manager’s or the Issuer’s compliance with any of its representations, warranties or covenants hereunder (as to which the Indenture Trustee is entitled to rely exclusively on Officer’s Certificates). The Indenture Trustee shall not have actual notice of any default or any other matter unless a Responsible Officer of the Indenture Trustee receives actual written notice of such default or other matter.
(k)    The Indenture Trustee does not have any obligation to investigate any matter or exercise any powers vested under this Indenture unless requested in writing by 25% or more of the Noteholders.
(l)    Knowledge of the Indenture Trustee shall not be attributed or imputed to Wells Fargo’s other roles in the transaction and knowledge of the Transaction Transition Manager or the Custodian shall not be attributed or imputed to each other or to the Indenture Trustee (other than those where the roles are performed by the same group or division within Wells Fargo or otherwise share the same Responsible Officers), or any affiliate, line of business, or other division of Wells Fargo (and vice versa).
(m)    The right of the Indenture Trustee to perform any permissive or discretionary act enumerated in this Indenture or any related document shall not be construed as a duty.
Section 7.04.    Not Responsible for Recitals, Issuance of Notes or Application of Moneys as Directed. The recitals contained herein and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations with respect to the Trust Estate or as to the validity or sufficiency of the Trust Estate or this Indenture or any other Transaction Document or of the Notes. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the proceeds of the Notes. Subject to Section 7.01(b), the

Indenture Trustee shall not be liable to any Person for any money paid to the Issuer upon an Issuer Order, Transaction Manager instruction or order or direction provided in a Quarterly Transaction Report contemplated by this Indenture or any other Transaction Document.
Section 7.05.    May Hold Notes. The Indenture Trustee or any agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer or Sunrun or any Affiliate of the Issuer or Sunrun with the same rights it would have if it were not Indenture Trustee or other agent.
Section 7.06.    Money Held in Trust. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer and except to the extent of income or other gain on investments which are obligations of the Indenture Trustee hereunder.
Section 7.07.    Compensation and Reimbursement.
(a)     The Issuer agrees:
(i)    to pay the Indenture Trustee, in accordance with and subject to the Priority of Payments, the Indenture Trustee Fee. The Indenture Trustee’s compensation shall not be limited by any law with respect to compensation of a trustee of an express trust and the payments to the Indenture Trustee provided by Article V hereto shall constitute payments due with respect to the applicable fee agreement or letter;
(ii)    in accordance with and subject to the Priority of Payments, to reimburse the Indenture Trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of this Indenture (including, but not limited to, the reasonable compensation, expenses and disbursements of its agents and counsel and allocable costs of in house counsel); provided, however, in no event shall the Issuer pay or reimburse the Indenture Trustee or the agents or counsel, including in house counsel of either, for any expenses, disbursements and advances incurred or made by the Indenture Trustee in connection with any negligent action or negligent inaction or willful misconduct on the part of the Indenture Trustee;
(iii)    to indemnify the Indenture Trustee and its officers, directors, employees and agents for, and to hold them harmless against, any fee, loss, liability, damage, cost or expense (including reasonable attorneys’ fees and expenses and court costs) incurred without negligence or bad faith on the part of the Indenture Trustee, to the extent such matters have been determined by a court of competent jurisdiction, arising out of, or in connection with, the acceptance or administration of this trust, including those incurred in connection with any action, claim or suit brought to enforce the indemnification or other obligations of the relevant transaction parties; provided, however, that:

(A)    with respect to any such claim the Indenture Trustee shall have given the Issuer, the Depositor and the Transaction Manager written notice thereof promptly after the Indenture Trustee shall have actual knowledge thereof, provided, that failure to notify shall not relieve the parties of their obligations hereunder;
(B)    notwithstanding anything to the contrary in this Section 7.07(a)(iii), none of the Issuer, the Depositor or the Transaction Manager shall be liable for settlement of any such claim by the Indenture Trustee entered into without the prior consent of the Issuer, the Depositor or the Transaction Manager, as the case may be, which consent shall not be unreasonably withheld or delayed; and
(C)    the Indenture Trustee, its officers, directors, employees and agents, as a group, shall be entitled to counsel separate from the Issuer, the Depositor and the Transaction Manager; to the extent the Issuer’s, the Depositor’s and the Transaction Manager’s interests are not adverse to the interests of the Indenture Trustee, its officers, directors, employees or agents, the Indenture Trustee may agree to be represented by the same counsel as the Issuer, the Depositor and the Transaction Manager.
Such payment obligations and indemnification shall survive the resignation or removal of the Indenture Trustee as well as the discharge, termination or assignment hereof. The Indenture Trustee’s expenses are intended as expenses of administration.
Anything in this Indenture to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.
(b)    The Indenture Trustee shall, on each Payment Date, in accordance with the Priority of Payments set forth in Section 5.05, deduct payment of its fees, expenses and indemnities hereunder from moneys in the Collection Account.
(c)    The Issuer agrees to assume and to pay, and to indemnify, defend and hold harmless the Indenture Trustee and the Noteholders from any taxes which may at any time be asserted with respect to, and as of the date of, the Grant of the Trust Estate to the Indenture Trustee, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but with respect to the Noteholders only, not including any federal, State or other taxes arising out of the creation or the issuance of the Notes or payments with respect thereto) and costs (including court costs), expenses and reasonable counsel fees and expenses in defending against the same.

Section 7.08.    Eligibility; Disqualification. The Indenture Trustee shall always have a combined capital and surplus as stated in Section 7.09, and shall always be a bank or trust company with corporate trust powers organized under the laws of the United States or any State thereof which is a member of the Federal Reserve System and shall be rated at least “A-” by S&P.
Section 7.09.    Indenture Trustee’s Capital and Surplus. The Indenture Trustee and/or its parent shall at all times have a combined capital and surplus of at least $100,000,000. If the Indenture Trustee publishes annual reports of condition of the type described in Section 310(a)(2) of the Trust Indenture Act of 1939, as amended, its combined capital and surplus for purposes of this Section 7.09 shall be as set forth in the latest such report.
Section 7.10.    Resignation and Removal; Appointment of Successor.
(a)     No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Section 7.10 shall become effective until the acceptance of appointment by the successor Indenture Trustee under Section 7.11.
(b)    The Indenture Trustee may resign at any time by giving written notice thereof to the Issuer and the Transaction Manager. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.
(c)    The Indenture Trustee may be removed at any time by the Super-Majority Noteholders of the Controlling Class upon 30 days’ prior written notice, delivered to the Indenture Trustee, with copies to the Transaction Manager and the Issuer.
(d)    (i) If at any time the Indenture Trustee shall cease to be eligible under Section 7.08 or 7.09 or shall become incapable of acting or shall be adjudged bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, with 30 days’ prior written notice, the Issuer with the prior written consent of the Super-Majority Noteholders of the Controlling Class, by an Issuer Order, may remove the Indenture Trustee.
(ii)    If the Indenture Trustee shall be removed pursuant to Sections 7.10(c) or (d) and no successor Indenture Trustee shall have been appointed pursuant to Section 7.10(e) and accepted such appointment within 30 days of the date of removal, the removed Indenture Trustee may petition any court of competent jurisdiction for appointment of a successor Indenture Trustee acceptable to the Issuer.

(e)    If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any cause, the Issuer, with the prior written consent of the Majority Noteholders of the Controlling Class, by an Issuer Order shall promptly appoint a successor Indenture Trustee.
(f)    The Issuer shall give to the Rating Agency and the Noteholders notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.
(g)    The provisions of this Section 7.10 shall apply to any co-trustee or separate trustee appointed by the Issuer and the Indenture Trustee pursuant to Section 7.13.
Section 7.11.    Acceptance of Appointment by Successor.
(a)     Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee. Notwithstanding the foregoing, on request of the Issuer or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its fees, expenses and other charges, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder. Upon request of any such successor Indenture Trustee, the Issuer shall execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.
(b)    No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under Sections 7.08 and 7.09.
(c)    Notwithstanding the replacement of the Indenture Trustee, the obligations of the Issuer pursuant to Section 7.07(a)(iii) and (c) and the Indenture Trustee’s protections under this Article VII shall continue for the benefit of the retiring Indenture Trustee.
Section 7.12.    Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee. Any corporation or national banking association into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation, bank, trust company or national banking association resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation, bank, trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder if such corporation, bank, trust company or national banking association shall be otherwise qualified and eligible under Section 7.08 and 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto. The Indenture Trustee shall provide the Rating Agency written notice of any such transaction. In case any Notes have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had authenticated such Notes.
Section 7.13.    Co-trustees and Separate Indenture Trustees.
(a)     At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at the time be located, for enforcement actions, and where a conflict of interest exists, the Indenture Trustee shall have power to appoint and, upon the written request of the Indenture Trustee, the Issuer shall for such purpose join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Indenture Trustee either to act as co-trustee, jointly with the Indenture Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 7.13. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Indenture Trustee alone shall have power to make such appointment. Any Person so appointed shall assume the obligations of the Indenture Trustee hereunder in full.
(b)    Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.
(c)    Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:
(i)    The Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder with respect to the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised solely by the Indenture Trustee.

(ii)    The rights, powers, duties and obligations hereby conferred or imposed upon the Indenture Trustee with respect to any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such co-trustee or separate trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed solely by such co-trustee or separate trustee.
(iii)    The Indenture Trustee at any time, by an instrument in writing executed by it, may accept the resignation of, or remove, any co-trustee or separate trustee appointed under this Section 7.13. Upon the written request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 7.13.
(iv)    No co-trustee or separate trustee hereunder shall be financially or otherwise liable by reason of any act or omission of the Indenture Trustee, or any other such trustee hereunder, and the Indenture Trustee shall not be financially or otherwise liable by reason of any act or omission of any co-trustee or other such separate trustee hereunder.
(v)    Any notice, request or other writing delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.
(vi)    Any separate trustee or co-trustee may, at any time, constitute the Indenture Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or with respect to this Indenture on its behalf and in its name. The Indenture Trustee shall not be responsible for any action or inaction of any such separate trustee or co-trustee. The Indenture Trustee shall not have any responsibility or liability relating to the appointment of any separate or co-trustee. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estate, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.
Section 7.14.    Books and Records. The Indenture Trustee agrees to provide to the Noteholders the right during normal business hours upon two days’ prior notice in writing to inspect its books and records insofar as the books and records relate to the functions and duties of the Indenture Trustee pursuant to this Indenture.

Section 7.15.    Control. Upon the Indenture Trustee being adequately indemnified in writing to its satisfaction, the Majority Noteholders of the Controlling Class shall have the right to direct the Indenture Trustee with respect to any action or inaction by the Indenture Trustee hereunder, the exercise of any trust or power conferred on the Indenture Trustee, or the conduct of any proceeding for any remedy available to the Indenture Trustee with respect to the Notes or the Trust Estate provided that:
(a)    such direction shall not be in conflict with any rule of law or with this Indenture or expose the Indenture Trustee to financial or other liability (for which it has not been adequately indemnified) or be unduly prejudicial to the Noteholders not approving such direction including, but not limited to and without intending to narrow the scope of this limitation, direction to the Indenture Trustee to act or omit to act, directly or indirectly, to amend, hypothecate, subordinate, terminate or discharge any Lien benefiting the Noteholders in the Trust Estate;
(b)    the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction; and
(c)    except as expressly provided otherwise herein (but only with the prior consent of or at the direction of the Majority Noteholders of the Controlling Class), the Indenture Trustee shall have the authority to take any enforcement action to enforce the provisions of this Indenture.
Section 7.16.    Suits for Enforcement. If an Event of Default of which a Responsible Officer of the Indenture Trustee shall have actual knowledge, shall occur and be continuing, the Indenture Trustee may, in its discretion and shall, at the direction of the Majority Noteholders of the Controlling Class (provided that the Indenture Trustee is adequately indemnified in writing to its satisfaction), proceed to protect and enforce its rights and the rights of any Noteholders under this Indenture by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Indenture or in aid of the execution of any power granted in this Indenture or for the enforcement of any other legal, equitable or other remedy as the Indenture Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee or any Noteholders, but in no event shall the Indenture Trustee be liable for any failure to act in the absence of direction the Majority Noteholders of the Controlling Class.
Section 7.17.    Compliance with Applicable Anti-Terrorism and Anti-Money Laundering Regulations. In order to comply with laws, rules and regulations applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering, the Indenture Trustee is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with Indenture Trustee. Accordingly, each of the parties agrees to provide to Indenture Trustee upon its request from time to time such identifying information and documentation as may be available for such party in order to enable Indenture Trustee to comply with applicable law.
ARTICLE VIII

[RESERVED]
ARTICLE IX

EVENT OF DEFAULT
Section 9.01.    Events of Default. The occurrence of any of the following events shall constitute an “Event of Default” hereunder:
(a)    a default in the payment of any Note Interest (which, for the avoidance of doubt, does not include Deferred Interest or Post-ARD Additional Note Interest) on a Payment Date, which default shall not have been cured after three Business Days;
(b)    a default in the payment of the Aggregate Outstanding Note Balance or any Deferred Interest at the Rated Final Maturity;
(c)    either (A) a court having jurisdiction in respect of the Issuer enters a decree or order for (1) relief in respect of the Issuer, all Managing Members or all Project Companies under any Applicable Law relating to bankruptcy, restructuring, insolvency, receivership, winding-up, liquidation, reorganization, examination, relief of debtors or other similar law now or hereafter in effect; (2) appointment of a receiver, receiver and manager, liquidator, examiner, assignee, custodian, trustee, sequestrator or similar official of the Issuer, all Managing Members or all Project Companies; or (3) the winding up or liquidation of the affairs of such Issuer and, in each case, such decree or order shall remain unstayed or such writ or other process shall not have been stayed or dismissed within sixty (60) days from entry thereof; or (B) the Issuer, all Managing Members or all Project Companies, (1) commences a voluntary case under any Applicable Law relating to bankruptcy, restructuring, insolvency, receivership, winding-up, liquidation, reorganization, examination, relief of debtors or other similar law now or hereafter in effect, or consents to the entry of an order for relief in any involuntary case under any such law; (2) consents to the appointment of or taking possession by a receiver, receiver and manager, liquidator, examiner, assignee, custodian, trustee, sequestrator or similar official of the Issuer, all Managing Members or all Project Companies or for all or substantially all of the property and assets of the Issuer, all Managing Members or all Project Companies; or (3) effects any general assignment for the benefit of creditors, admits in writing its inability to pay its debts generally as they come due, voluntarily suspends payment of its obligations or becomes insolvent;

(d)    the failure of the Issuer to observe or perform in any material respect any covenant or obligation of the Issuer set forth in this Indenture (other than the failure to make any required payment with respect to the Notes), which has not been cured within 30 days from the date of receipt by the Issuer of written notice from the Indenture Trustee (to the extent a Responsible Officer of the Indenture Trustee has received written notice or has actual knowledge thereof) of such breach or default, or the failure of the Issuer to deposit into the Collection Account all amounts held or received by the Issuer required to be deposited therein within three (3) Business Days of the required deposit date;
(e)    any representation, warranty or statement of the Issuer (other than representations and warranties as to whether a Designated Solar Asset is an Eligible Solar Asset) contained in the Transaction Documents or any report, document or certificate delivered by the Issuer pursuant to the foregoing agreements shall prove to be incorrect in any material respect as of the time when the same shall have been made and, within 30 days after written notice thereof shall have been given to the Indenture Trustee and the Issuer by the Transaction Manager, the Indenture Trustee (to the extent a Responsible Officer of the Indenture Trustee has received written notice or has actual knowledge thereof) or by the Majority Noteholders of the Controlling Class, the circumstance or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured (which cure may be effected by payment of an indemnity claim) or waived by the Indenture Trustee, acting at the direction of the Majority Noteholders of the Controlling Class;
(f)    the failure for any reason of the Indenture Trustee to have a first priority perfected security interest in the Trust Estate in favor of the Indenture Trustee (subject to Permitted Liens) which is not stayed, released or otherwise cured within ten days of receipt of notice or knowledge thereof;
(g)    the Issuer, any Project Company or any Managing Member becomes subject to registration as an “investment company” under the 1940 Act;
(h)    the Issuer, any Project Company or any Managing Member shall become taxable as an association (or publicly traded partnership taxable as a corporation) for U.S. federal or state income tax purposes;
(i)    the failure by the Depositor or the Performance Guarantor to pay the Liquidated Damages Amount for a Defective Solar Asset in accordance with the Depositor Contribution Agreement or Performance Guaranty as applicable; or
(j)    there shall remain in force, undischarged, unsatisfied, and unstayed for more than 30 consecutive days, any final non-appealable judgment in the amount of $100,000 or more against the Issuer not covered by insurance.

In the case of any event described in the foregoing subparagraphs, after the applicable grace period set forth in such subparagraphs, if any, the Indenture Trustee shall give written notice to the Noteholders, the Rating Agency, the Transaction Manager, the Transaction Transition Manager and the Issuer that an Event of Default has occurred as of the date of such notice. The Issuer is required to give the Indenture Trustee written notice of the occurrence of any Event of Default promptly and in any event within two (2) Business Days after the Issuer has actual knowledge thereof.
Section 9.02.    Actions of Indenture Trustee. If an Event of Default shall have occurred and be continuing hereunder, the Indenture Trustee shall, at the direction of the Super-Majority Noteholders of the Controlling Class, do one of the following:
(a)    declare the entire unpaid principal amount of the Notes, all interest accrued and unpaid thereon and all other amounts payable under this Indenture and the other Transaction Documents to be immediately due and payable;
(b)    either on its own or through an agent, take possession of and sell the Trust Estate pursuant to Section 9.15, provided, however, that neither the Indenture Trustee nor any collateral agent may sell or otherwise liquidate the Trust Estate unless either (i) the proceeds of such sale or liquidation are sufficient to discharge in full the amounts then due and unpaid upon the Notes for principal and accrued interest and the fees and all other amounts required to be paid pursuant to the Priority of Payments or (ii) the Holders of 100% of the Aggregate Outstanding Note Balance consent thereto;
(c)    institute proceedings for collection of amounts due on the Notes or under this Indenture by automatic acceleration or otherwise, or if no such acceleration or collection efforts have been made, or if such acceleration or collection efforts have been made, but have been annulled or rescinded, the Indenture Trustee may elect to take possession of the Trust Estate and collect or cause the collection of the proceeds thereof and apply such proceeds in accordance with the applicable provisions of this Indenture;
(d)    enforce any judgment obtained and collect any amounts adjudged from the Issuer;
(e)    institute any proceedings for the complete or partial foreclosure of the Lien created by the Indenture with respect to the Trust Estate; and
(f)    protect the rights of the Indenture Trustee and the Noteholders by taking any appropriate action including exercising any remedy of a secured party under the UCC or any other applicable law.
Notwithstanding the foregoing, upon the occurrence of an Event of Default of the type described in clause (c) of the definition thereof, the entire Aggregate Outstanding Note Balance, all interest accrued and unpaid thereon and all other amounts payable under this Indenture and the other Transaction Documents shall automatically become immediately due and payable.
Section 9.03.    Indenture Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial proceeding relative to the Issuer or any other obligor upon the Notes or the property of the Issuer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of overdue principal or any interest or other amounts) shall, at the written direction of the Majority Noteholders of the Controlling Class, by intervention in such proceeding or otherwise:
(a)    file and prove a claim for the whole amount owing and unpaid with respect to the Notes issued hereunder and file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and of the Noteholders allowed in such proceeding; and
(b)    collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;
and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 7.07.
Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize and consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment, or composition affecting any of the Notes or the rights of any Noteholder thereof, or to authorize the Indenture Trustee to vote with respect to the claim of any Noteholder in any such proceeding.
Section 9.04.    Indenture Trustee May Enforce Claim Without Possession of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name as trustee for the benefit of the Noteholders, and any recovery of judgment shall be applied first, to the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and any other amounts due the Indenture

Trustee under Section 7.07 (provided that, any indemnification by the Issuer under Section 7.07 shall be paid only in the priority set forth in Section 5.05) and second, for the ratable benefit of the Noteholders for all amounts due to such Noteholders.
Section 9.05.    Knowledge of Indenture Trustee. Any references herein to the knowledge, discovery or learning of the Indenture Trustee shall mean and refer to actual knowledge of a Responsible Officer of the Indenture Trustee.
Section 9.06.    Limitation on Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder unless:
(a)    such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;
(b)    the Majority Noteholders of the Controlling Class shall have made written request to the Indenture Trustee to institute Proceedings with respect to such Event of Default in its own name as Indenture Trustee hereunder;
(c)    such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;
(d)    the Indenture Trustee for 30 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such Proceedings; and
(e)    no direction inconsistent with such written request has been given to the Indenture Trustee during such 30-day period by the Majority Noteholders of the Controlling Class;
it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.
Section 9.07.    Unconditional Right of Noteholders to Receive Principal and Interest. The Holders of the Notes shall have the right, which is absolute and unconditional, subject to the express terms of this Indenture, to receive payment of principal and interest on such Notes, subject to the respective relative priorities provided for in this Indenture, as such principal and interest becomes due and payable from the Trust Estate and to institute Proceedings for the enforcement of any such payment, and such right shall not be impaired except as expressly permitted herein without the consent of such Holders.

Section 9.08.    Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such Noteholder, then, and in every case, the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.
Section 9.09.    Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in Section 2.09, no right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
Section 9.10.    Delay or Omission; Not Waiver. No delay or omission of the Indenture Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article IX or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.
Section 9.11.    Control by Noteholders. The Majority Noteholders of the Controlling Class shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided that:
(a)    such direction shall not be in conflict with any rule of law or with this Indenture including, without limitation, any provision hereof which expressly provides for approval by a greater percentage of the aggregate principal amount of all Outstanding Notes;
(b)    the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 7.01, the Indenture Trustee need not take any action which a Responsible Officer or Officers of the Indenture Trustee in good faith determines might involve it in personal liability (unless the Indenture Trustee is furnished with the reasonable indemnity referred to in Section 9.11(c)); and

(c)    the Indenture Trustee has been furnished reasonable indemnity against costs, expenses and liabilities which it might incur in connection therewith.
Section 9.12.    Waiver of Certain Events by Less Than All Noteholders. The Super-Majority Noteholders of the Controlling Class may, on behalf of the Holders of all the Notes, waive any past Default, Event of Default or Transaction Manager Termination Event, and its consequences, except:
(a)    a Default in the payment of the principal of or interest on any Note, or a Default caused by the Issuer becoming subject to registration as an “investment company” under the 1940 Act, or
(b)    with respect to a covenant or provision hereof which under Article X cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.
Upon any such waiver, such Default, Event of Default or Transaction Manager Termination Event shall cease to exist, and any Default, Event of Default or Transaction Manager Termination Event or other consequence arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default, Event of Default or Transaction Manager Termination Event or impair any right consequent thereon.
Section 9.13.    Undertaking for Costs. All parties to this Indenture agree, and each Noteholder and each Note Owner by its acceptance of a Note, shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 9.13 shall not apply to any suit instituted by the Indenture Trustee or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Rated Final Maturity expressed in such Note.
Section 9.14.    Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not, at any time, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
Section 9.15.    Sale of Trust Estate.

(a)     The power to effect any sale of any portion of the Trust Estate pursuant to this Article IX shall not be exhausted by any one or more sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate securing the Notes shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. The Indenture Trustee, acting on its own or through an agent, may from time to time postpone any sale by public announcement made at the time and place of such sale.
(b)    The Indenture Trustee shall not, in any private sale, sell to a third party the Trust Estate, or any portion thereof unless the Super-Majority Noteholders of the Controlling Class direct the Indenture Trustee, in writing, to make such sale or unless either (i) the proceeds of such sale or liquidation are sufficient to discharge in full the amounts then due and unpaid upon the Notes for principal and accrued interest and the fees and all other amounts required to be paid pursuant the Priority of Payments or (ii) the Holders of 100% of the principal amount of each Class of Notes then Outstanding consent thereto.
(c)    The Indenture Trustee or any Noteholder may bid for and acquire any portion of the Trust Estate in connection with a public or private sale thereof, and in lieu of paying cash therefor, any Noteholder may make settlement for the purchase price by crediting against amounts owing on the Notes of such Holder or other amounts owing to such Holder secured by this Indenture, that portion of the net proceeds of such sale to which such Holder would be entitled, after deducting the reasonable costs, charges and expenses incurred by the Indenture Trustee or the Noteholders in connection with such sale. The Notes need not be produced in order to complete any such sale, or in order for the net proceeds of such sale to be credited against the Notes. The Indenture Trustee or the Noteholders may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.
(d)    The Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a sale thereof. In addition, the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a sale thereof, and to take all action necessary to effect such sale. No purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.
(e)    The method, manner, time, place and terms of any sale of all or any portion of the Trust Estate shall be commercially reasonable.
(f)    This Section 9.15 is subject to Section 7.01(i).

Section 9.16.    Action on Notes. The Indenture Trustee’s right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the Lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.
ARTICLE X

SUPPLEMENTAL INDENTURES
Section 10.01.    Supplemental Indentures Without Noteholder Approval.
(a)     Provided that (i) the Issuer shall have provided prior written notice to the Rating Agency of such modification, (ii) the Indenture Trustee shall have received a Tax Opinion, and (iii) if requested by the Indenture Trustee, the Indenture Trustee shall (x) have received an opinion that (a) such modification is authorized or permitted under the terms of this Indenture and will not have a material adverse effect on any Noteholder, and (b) that all conditions precedent to the execution of such modification have been satisfied or (y) have received an officer’s certificate of the Transaction Manager that such modification is authorized or permitted under the terms of this Indenture and will not have a material adverse effect on any Noteholder and the Indenture Trustee shall have received Rating Agency Confirmation with respect to such action (provided that the Issuer shall not be required to obtain Rating Agency Confirmation or the consent of any person with respect to any modification described in clauses (i), (ii) or (iii) below), the Issuer and the Indenture Trustee, when authorized and directed by an Issuer Order, at any time and from time to time, may without the consent of the Noteholders, enter into one or more amendments or indentures supplemental hereto, in form satisfactory to the Indenture Trustee for any of the following purposes:
(i)    to correct, amplify or add to the description of any property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the Lien of this Indenture, or to subject to the Lien of this Indenture additional property;
(ii)    to evidence the succession of another Person to either the Issuer or the Indenture Trustee in accordance with the terms hereof, and the assumption by any such successor of the covenants of the Issuer or the Indenture Trustee contained herein and in the Notes;
(iii)     to cure any ambiguity, to correct any manifest error or any error which is of a formal, minor or technical nature, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to conform the provisions herein to the descriptions set forth in the Offering Circular;

(iv)     to add to the covenants of the Issuer or the Indenture Trustee, for the benefit of the Noteholders or to surrender any right or power herein conferred upon the Issuer; or
(v)    to effect any matter specified in Section 10.06.
(b)    Promptly after the execution by the Issuer and the Indenture Trustee of any amendment or supplemental indenture pursuant to this Section 10.01, the Indenture Trustee shall make available to the Noteholders and the Rating Agency a copy of such supplemental indenture. Any failure of the Indenture Trustee to mail such copy shall not, however, in any way impair or affect the validity of any such amendment or supplemental indenture.
Section 10.02.    Supplemental Indentures with Consent of Noteholders.
(a)     With the prior written consent of each Noteholder affected thereby, prior written notice to the Rating Agency and receipt by the Indenture Trustee of a Tax Opinion, the Issuer and the Indenture Trustee, when authorized and directed by an Issuer Order, at any time and from time to time, may enter into an amendment or a supplemental indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture for the following purposes:
(i)    to change the Rated Final Maturity of the principal of any Note, or the due date of any payment of interest on any Note, or reduce the principal amount thereof, or the interest rate thereon, change the place of payment where, or the coin or currency in which any Note or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of interest due on any Note on or after the due date thereof or for the enforcement of the payment of the entire remaining unpaid principal amount of any Note on or after the Rated Final Maturity thereof or change any provision of Article VI regarding the amounts payable upon any Voluntary Prepayment of the Notes;
(ii)    to reduce the percentage of the Outstanding Note Balance of any Class of Notes, the consent of the Noteholders of which is required to approve any such supplemental indenture; or the consent of the Noteholders of which is required for any waiver of compliance with provisions of this Indenture or Events of Default or Transaction Manager Termination Events under this Indenture or under the Transaction Management Agreement and their consequences provided for in this Indenture or for any other purpose hereunder;
(iii)    to modify any of the provisions of this Section 10.02;
(iv)    to modify or alter the provisions of the proviso to the definition of the term “Outstanding”; or

(v)    to permit the creation of any other Lien with respect to any part of the Trust Estate or terminate the Lien of this Indenture on any property at any time subject hereto or, except with respect to any action which would not have a material adverse effect on any Noteholder (as evidenced by an Opinion of Counsel to such effect), deprive the Noteholder of the security afforded by the Lien of this Indenture.
(b)    With the prior written consent of the Majority Noteholders of the Controlling Class, and receipt by the Indenture Trustee of a Tax Opinion, the Issuer and the Indenture Trustee, when authorized and directed by an Issuer Order, at any time and from time to time, may enter into one or more amendments or indentures supplemental hereto, in form and substance satisfactory to the Indenture Trustee (acting at the direction of the Majority Noteholders of the Controlling Class) for the purpose of modifying, eliminating or adding to the provisions of this Indenture; provided, that such supplemental indentures shall not have any of the effects described in paragraphs (i) through (v) of Section 10.02(a).
(c)    Promptly after the execution by the Issuer and the Indenture Trustee of any amendment or supplemental indenture pursuant to this Section 10.02, the Indenture Trustee shall make available to the Noteholders and the Rating Agency a copy of such supplemental indenture. Any failure of the Indenture Trustee to mail such copy shall not, however, in any way impair or affect the validity of any such supplemental indenture.
(d)    Whenever the Issuer or the Indenture Trustee solicits a consent to any amendment or supplement to the Indenture, the Issuer shall fix a record date in advance of the solicitation of such consent for the purpose of determining the Noteholders entitled to consent to such amendment or supplement. Only those Noteholders at such record date shall be entitled to consent to such amendment or supplement whether or not such Noteholders continue to be Holders after such record date.
Section 10.03.    Execution of Amendments and Supplemental Indentures. In executing, or accepting the additional trusts created by, any amendment or supplemental indenture permitted by this Article X or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel (i) stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and (ii) in accordance with Section 3.06. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Indenture Trustee’s own rights, duties or immunities under this Indenture or otherwise.
Section 10.04.    Effect of Amendments and Supplemental Indentures. Upon the execution of any amendment or supplemental indenture under this Article X, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes which have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.
Section 10.05.    Reference in Notes to Amendments and Supplemental Indentures. Notes authenticated and delivered after the execution of any amendment or supplemental indenture pursuant to this Article X may, and if required by the Issuer shall, bear a notation as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.
Section 10.06.    Indenture Trustee to Act on Instructions. Notwithstanding any provision herein to the contrary (other than Section 10.02), in the event the Indenture Trustee is uncertain as to the intention or application of any provision of this Indenture or any other agreement to which it is a party, or such intention or application is ambiguous as to its purpose or application, or is, or appears to be, in conflict with any other applicable provision thereof, or if this Indenture or any other agreement to which it is a party permits or does not prohibit any determination by the Indenture Trustee, or is silent or incomplete as to the course of action which the Indenture Trustee is required or is permitted or may be permitted to take with respect to a particular set of facts or circumstances, the Indenture Trustee shall, at the expense of the Issuer, be entitled to request and rely upon the following: (a) written instructions of the Issuer directing the Indenture Trustee to take certain actions or refrain from taking certain actions, which written instructions shall contain a certification that the taking of such actions or refraining from taking certain actions is in the best interest of the Noteholders and (b) prior written consent of the Majority Noteholders of the Controlling Class. In such case, the Indenture Trustee shall have no liability to the Issuer or the Noteholders for, and the Issuer shall hold harmless the Indenture Trustee from, any liability, costs or expenses arising from or relating to any action taken by the Indenture Trustee acting upon such instructions, and the Indenture Trustee shall have no responsibility to the Noteholders with respect to any such liability, costs or expenses. The Issuer shall provide a copy of such written instructions to the Rating Agency.

ARTICLE XI
[RESERVED]
ARTICLE XII
MISCELLANEOUS
Section 12.01.    Compliance Certificates and Opinions; Furnishing of Information. Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture (except with respect to ordinary course actions under this Indenture and except as otherwise specifically provided in this Indenture), the Issuer, at the request of the Indenture Trustee, shall furnish to the Indenture Trustee a certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of certificates and Opinions of Counsel are specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or Opinion of Counsel need be furnished.
Section 12.02.    Form of Documents Delivered to Indenture Trustee.
(a)     If several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
(b)    Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by outside counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion or any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of any relevant Person, stating that the information with respect to such factual matters is in the possession of such Person, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel’s opinion and shall include a statement to the effect that such counsel believes that such counsel and the Indenture Trustee may reasonably rely upon the opinion of such other counsel.
(c)    Where any Person is required to make, give or execute two or more applications, requests, consents, notices, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
(d)    Wherever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer or the Transaction Manager shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer’s or the Transaction Manager’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such notice or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such notice or report. The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 7.01(b)(ii).
(e)    Wherever in this Indenture it is provided that the absence of the occurrence and continuation of a Default, an Event of Default or a Transaction Manager Termination Event is a condition precedent to the taking of any action by the Indenture Trustee at the request or direction of the Issuer, then notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer’s or the Indenture Trustee’s right to make such request or direction, the Indenture Trustee shall be protected in acting in accordance with such request or direction if a Responsible Officer of the Indenture Trustee does not have actual knowledge of the occurrence and continuation of such Default, Event of Default or Transaction Manager Termination Event.
Section 12.03.    Acts of Noteholders.
(a)     Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 12.03.
(b)    The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a limited liability company or a partnership on behalf of such corporation, limited liability company or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.
(c)    The ownership of Notes shall be proved by the Note Register.

(d)    Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration or transfer thereof or in exchange therefor or in lieu thereof, with respect to anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Notes.
Section 12.04.    Notices, Etc. Any request, demand, authorization, direction, notice, consent, waiver or act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:
(a)    the Indenture Trustee by any Noteholder or by the Issuer, shall be in writing and shall be delivered personally or mailed by first-class registered or certified mail, postage prepaid, or by telephonic facsimile transmission and overnight delivery service, postage prepaid, and received by, a Responsible Officer of the Indenture Trustee at its Corporate Trust Office listed below; or
(b)    any other Person shall be in writing and shall be delivered personally or by electronic or telephonic facsimile transmission and prepaid overnight delivery service at the address listed below or at any other address subsequently furnished in writing to the Indenture Trustee by the applicable Person.

To the Indenture Trustee:	Wells Fargo Bank, National Association 600 S. 4th Street MAC N9300-061 Minneapolis, MN 55479 Attention: Corporate Trust Services – Asset Backed Administration Phone: (612) 667-8058 Fax: (612) 667-3464

To the Issuer:	Sunrun Atlas Issuer 2019-2, LLC c/o Sunrun Inc. 225 Bush Street San Francisco, CA 94104 Attention: General Counsel

with a copy to:	Sunrun Inc. 225 Bush Street San Francisco, CA 94104 Attention: General Counsel

To KBRA:	Kroll Bond Rating Agency, Inc. 805 Third Avenue, 29th Floor New York, NY 10022 Attention: ABS Surveillance Email: abssurveillance@kbra.com

Notices delivered to the Rating Agency shall be by electronic delivery to the email address set forth above where information is available in electronic format. In addition, upon the written request of any beneficial owner of a Note, the Indenture Trustee shall provide to such beneficial owner copies of such notices, reports or other information delivered, in one or more of the means requested, by the Indenture Trustee hereunder to other Persons as such beneficial owner may reasonably request.
Section 12.05.    Notices and Reports to Noteholders; Waiver of Notices.
(a)     Where this Indenture provides for notice to Noteholders of any event or the mailing of any report to the Noteholders, such notice or report shall be written and shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class, postage-prepaid, to each Noteholder affected by such event or to whom such report is required to be mailed or sent via electronic mail, at the address or electronic mail address of such Noteholder as it appears on the

Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.
(b)    Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
(c)    If, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to the Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.
(d)    The Indenture Trustee shall promptly upon written request furnish to each Noteholder each Quarterly Transaction Report and, unless directed to do so under any other provision of this Indenture or any other Transaction Document (in which case no request shall be necessary), a copy of all reports, financial statements and notices received by the Indenture Trustee pursuant to this Indenture and the other Transaction Documents, but only with the use of a password provided by the Indenture Trustee; provided, however, the Indenture Trustee shall have no obligation to provide such information described in this Section 12.05 until it has received the requisite information from the Issuer or the Transaction Manager. The Indenture Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor. The Indenture Trustee’s internet website will initially be located at www.CTSLink.com or at such other address as the Indenture Trustee shall notify the parties to the Indenture from time to time. In connection with providing access to the Indenture Trustee’s website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Trustee shall not be liable for the dissemination of information in accordance with this Indenture.
Section 12.06.    Rules by Indenture Trustee. The Indenture Trustee may make reasonable rules for any meeting of Noteholders.
Section 12.07.    Issuer Obligation. Each of the Indenture Trustee and each Noteholder accepts that the enforceability against the Issuer under this Indenture and under the Notes shall be limited to the assets of the Issuer, whether tangible or intangible, real or person (including the Trust Estate) and the proceeds thereof. No recourse may be taken, directly or indirectly, against (a) any member, manager, officer, employee, trustee, agent or director of the Issuer or of any predecessor of the Issuer, (b) any member, manager, beneficiary, officer, employee, trustee, agent, director or successor or assign of a holder of a member or limited liability company interest in the Issuer, or (c) any incorporator, subscriber to capital stock, stockholder, officer, director, employee or agent of the Indenture Trustee or any predecessor or successor thereof, with respect to the Issuer’s obligations with respect to the Notes or any of the statements, representations, covenants, warranties or obligations of the Issuer under this Indenture or any Note or other writing delivered in connection herewith or therewith.
Section 12.08.    Enforcement of Benefits. The Indenture Trustee for the benefit of the Noteholders shall be entitled to enforce and, at the written direction of and with indemnity by the Super-Majority Noteholders of the Controlling Class, the Indenture Trustee shall enforce the covenants and agreements of the Transaction Manager contained in the Transaction Management Agreement, the Transaction Transition Manager contained in the Manager Transition Agreement, the Custodian contained in the Custodial Agreement, the Depositor contained in the Depositor Contribution Agreement, any Sunrun Party in any other Contribution Agreement, the Performance Guarantor contained in the Performance Guaranty and each other Transaction Document.
Section 12.09.    Effect of Headings and Table of Contents. The Section and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
Section 12.10.    Successors and Assigns. All covenants and agreements in this Indenture by the Issuer and the Indenture Trustee shall bind their respective successors and assigns, whether so expressed or not.
Section 12.11.    Separability. If any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Indenture, a provision as similar in its terms and purpose to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.
Section 12.12.    Benefits of Indenture. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any separate trustee or co-trustee appointed under Section 7.13 and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.
Section 12.13.    Legal Holidays. If the date of any Payment Date or any other date on which principal of or interest on any Note is proposed to be paid or any date on which mailing of notices by the Indenture Trustee to any Person is required pursuant to any provision of this Indenture, shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment or mailing of such notice need not be made on such date, but may be made or mailed on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Payment Date or other date for the payment of principal of or interest on any Note, or as if mailed on the nominal date of such mailing, as the case may be, and in the case of payments, no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.
Section 12.14.    Governing Law; Jurisdiction; Waiver of Jury Trial. (a) This Indenture and each Note shall be construed in accordance with and governed by the substantive laws of the State of New York (including New York General Obligations Laws §§ 5-1401 and 5-1402, but otherwise without regard to conflicts of law provisions thereof, except with regard to the UCC) applicable to agreements made and to be performed therein.
(b)    The Parties hereto agree to the non-exclusive jurisdiction of the state and federal courts in New York.
(c)    TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO AND EACH NOTEHOLDER BY ACCEPTANCE OF A NOTE IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION PROCEEDING OR COUNTERCLAIM BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS INDENTURE, ANY OTHER DOCUMENT IN CONNECTION HEREWITH OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.
Section 12.15.    Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of this Indenture by facsimile or other electronic transmission (i.e., “pdf” or “tif”) shall be effective delivery of a manually executed counterpart hereof and deemed an original.
Section 12.16.    Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, the Issuer shall effect such recording at its expense in compliance with an Opinion of Counsel to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture or any other Transaction Document.
Section 12.17.    Further Assurances. The Issuer agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Indenture Trustee to effect more fully the purposes of this Indenture, including, without limitation, the execution of any financing statements or continuation statements relating to the Trust Estate for filing under the provisions of the UCC of any applicable jurisdiction.

Section 12.18.    No Bankruptcy Petition Against the Issuer. The Indenture Trustee agrees (and each Noteholder by its acceptance of the Notes shall be deemed to agree) that, prior to the date that is one year and one day after the payment in full of all amounts payable with respect to the Notes, it will not institute against the Issuer, or join any other Person in instituting against the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any State of the United States. This Section 12.18 shall survive the termination of this Indenture.
Section 12.19.    [Reserved].
Section 12.20.    Liquidated Damages Demands. The Indenture Trustee will promptly notify the Issuer, the Transaction Manager and the Depositor of any demand by a Noteholder (or a beneficial owner thereof) made in writing to a Responsible Officer of the Indenture Trustee that the Depositor pay Liquidated Damages Amounts in respect of a Defective Solar Asset, whether on account of a breach of representation or warranty or otherwise. Other than forwarding Noteholder demands in accordance with this Section 12.20, the Indenture Trustee shall have no responsibility for compliance by the Issuer, the Transaction Manager or the Depositor with any reporting requirements under federal securities laws with respect to breaches of representations and warranties and shall not be required to determine whether or not such a breach has occurred or is material.
Section 12.21.    [Reserved].
Section 12.22.    Tax Treatment Disclosure. Any person (and each employee, representative, or other agent of such person) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure.
Section 12.23.    Multiple Roles. The parties expressly acknowledge and consent to Wells Fargo Bank, National Association, acting in the multiple roles of Indenture Trustee, the Transaction Transition Manager and the Custodian. Wells Fargo Bank, National Association may, in such capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, or other breach of duties to the extent that any such conflict or breach arises from the performance by Wells Fargo Bank, National Association of express duties set forth in this Indenture in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto except in the case of negligence (other than errors in judgment), bad faith or willful misconduct by Wells Fargo Bank, National Association.
Section 12.24.    PATRIOT Act. The parties hereto acknowledge that in accordance with the Customer Identification Program (CIP) requirements established under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Title III of Pub. L. 107 56 (signed into law October 26, 2001) and its implementing regulations (collectively, the Patriot Act), the Indenture Trustee in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Indenture Trustee. Each party hereby agrees that it shall provide the Indenture Trustee with such information as the Indenture Trustee may request from time to time in order to comply with any applicable requirements of the Patriot Act.

ARTICLE XIII
TERMINATION
Section 13.01.    Termination of Indenture.
(a)     This Indenture shall terminate on or after the Termination Date upon the payment to the Noteholders and the Indenture Trustee of all amounts required to be paid to them pursuant to this Indenture, and the conveyance and transfer of all right, title and interest in and to the property and funds in the Trust Estate to the Issuer. The Transaction Manager shall promptly notify the Indenture Trustee in writing of any prospective termination pursuant to this Article XIII.
(b)    Notice of any prospective termination, specifying the Payment Date for payment of the final payment and requesting the surrender of the Notes for cancellation, shall be given promptly by the Indenture Trustee by letter to the Noteholders as of the applicable Record Date and the Rating Agency upon the Indenture Trustee receiving written notice of such event from the Issuer or the Transaction Manager. The Issuer or the Transaction Manager shall give such notice to the Indenture Trustee not later than the 5th day of the month of the final Payment Date stating (i) the Payment Date upon which final payment of the Notes shall be made, (ii) the amount of any such final payment, and (iii) the location for presentation and surrender of the Notes. Surrender of the Notes that are Definitive Notes shall be a condition of payment of such final payment.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed as of the day and year first above written.

SUNRUN ATLAS ISSUER 2019-2, LLC, as Issuer

By: Sunrun Atlas Depositor 2019-2, LLC Its: Sole Member By: Sunrun Atlas Investor 2019-2, LLC Its: Sole Member By: Sunrun Atlas Holdco 2019-2, LLC Its: Sole Member By: Sunrun Inc. Its: Sole Member
By /s/ Robert Komin, Jr.
Name: Robert Komin, Jr. Title: Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By /s/ Chad Schafer
Name: Chad Schafer
Title: Vice President

Agreed and Acknowledged:

SUNRUN INC., as Transaction Manager

By /s/ Robert Komin, Jr.
Name: Robert Komin, Jr.
Title: Chief Financial Officer

[Signature Page to Sunrun 2019-2 Indenture]
KL2 3143385

SCHEDULE I

SCHEDULE OF SOLAR ASSETS
[On file with the Indenture Trustee]

II-1

SCHEDULE II

SCHEDULED HOST CUSTOMER PAYMENTS
[On file with the Indenture Trustee]

II-1

SCHEDULE III

SCHEDULED PBI PAYMENTS
[On file with the Indenture Trustee]

III-1

SCHEDULE IV

SCHEDULED OUTSTANDING NOTE BALANCE

Payment Date	Class A Scheduled Outstanding Note Balance ($)	Class B Scheduled Outstanding Note Balance ($)
Closing Date	[***]	[***]
January 2020	[***]	[***]
April 2020	[***]	[***]
July 2020	[***]	[***]
October 2020	[***]	[***]
January 2021	[***]	[***]
April 2021	[***]	[***]
July 2021	[***]	[***]
October 2021	[***]	[***]
January 2022	[***]	[***]
April 2022	[***]	[***]
July 2022	[***]	[***]
October 2022	[***]	[***]
January 2023	[***]	[***]
April 2023	[***]	[***]
July 2023	[***]	[***]
October 2023	[***]	[***]
January 2024	[***]	[***]
April 2024	[***]	[***]
July 2024	[***]	[***]
October 2024	[***]	[***]
January 2025	[***]	[***]
April 2025	[***]	[***]
July 2025	[***]	[***]
October 2025	[***]	[***]
January 2026	[***]	[***]
April 2026	[***]	[***]
July 2026	[***]	[***]
October 2026	[***]	[***]
January 2027	[***]	[***]
April 2027	[***]	[***]
July 2027	[***]	[***]
October 2027	[***]	[***]

IV-1

IV-1

SCHEDULE V

PROJECTED TAX EQUITY INVESTOR DISTRIBUTIONS

Year	Tax Equity Investor Distributions ($)
2020	[***]
2021	[***]
2022	[***]
2023	[***]
2024	[***]
2025	[***]
2026	[***]
2027	[***]
2028	[***]
2029	[***]
2030	[***]
2031	[***]
2032	[***]
2033	[***]
2034	[***]
2035	[***]
2036	[***]
2037	[***]
2038	[***]
2039	[***]
2040	[***]
2041	[***]
2042	[***]
2043	[***]
2044	[***]
2045	[***]
Total	[***]

V-1

EXHIBIT A-1

FORM OF CLASS A NOTE
Note Number: [__]
UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.
THIS GLOBAL NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND NEITHER THIS GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS GLOBAL NOTE OR ANY INTEREST HEREIN IS HEREBY NOTIFIED THAT THE SELLER OF THIS GLOBAL NOTE OR INTEREST HEREIN MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
THE HOLDER OF THIS GLOBAL NOTE OR ANY INTEREST HEREIN AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE AND ANY INTEREST HEREIN MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN DENOMINATIONS LOWER THAN $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN

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OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, OR (III) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE AND EVIDENCED BY AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER AND THE INDENTURE TRUSTEE), IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS GLOBAL NOTE OR ANY INTEREST HEREIN FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. NOTWITHSTANDING THE FOREGOING RESTRICTION, ANY NOTE THAT HAS BEEN PROPERLY ISSUED IN AN AMOUNT NO LESS THAN $100,000 MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN DENOMINATIONS LESS THAN $100,000 IF SUCH LESSER DENOMINATION IS SOLELY A RESULT OF A REDUCTION IN PRINCIPAL DUE TO PAYMENTS MADE IN ACCORDANCE WITH THIS INDENTURE.
[FOR REGULATION S TEMPORARY GLOBAL NOTE, ADD THE FOLLOWING:
THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT WHICH IS EXCHANGEABLE FOR A REGULATION S PERMANENT GLOBAL NOTE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN AND IN THE INDENTURE REFERRED TO HEREIN.]
THE PURCHASER UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THE NOTES FROM THE SECURITIES DEPOSITORY.
SECTIONS 2.07 AND 2.08 OF THE INDENTURE CONTAIN FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY.
EACH NOTEHOLDER OR NOTE OWNER, BY ITS ACCEPTANCE OF THIS NOTE (OR INTEREST THEREIN), COVENANTS AND AGREES THAT SUCH NOTEHOLDER OR NOTE OWNER, AS THE CASE MAY BE, SHALL NOT, PRIOR TO THE DATE THAT IS ONE YEAR AND ONE DAY AFTER THE TERMINATION OF THE INDENTURE, ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE ISSUER TO INVOKE THE PROCESS OF ANY COURT OR GOVERNMENTAL AUTHORITY FOR THE PURPOSE OF COMMENCING OR SUSTAINING A CASE AGAINST THE ISSUER UNDER ANY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY, REORGANIZATION OR SIMILAR LAW OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, INDENTURE TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE ISSUER OR ANY

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SUBSTANTIAL PART OF ITS PROPERTY, OR ORDERING THE WINDING UP OR LIQUIDATION OF THE AFFAIRS OF THE ISSUER. THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS SECURITY MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE INDENTURE TRUSTEE.

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SUNRUN ATLAS ISSUER 2019-2, LLC
SOLAR ASSET BACKED NOTES, SERIES 2019-2
CLASS A NOTE

GLOBAL NOTE

Original Issue date	Rated Final Maturity	Issue Price
October 28, 2019	February 1, 2055	99.951670%
REGISTERED OWNER: CEDE & CO.
INITIAL PRINCIPAL BALANCE: $312,400,000
CUSIP No. [86772F AA9] [U8678A AA6]
ISIN No. [US86772FAA93] [USU8678AAA61]
THIS CERTIFIES THAT Sunrun Atlas Issuer 2019-2, LLC, a Delaware limited liability company (hereinafter called the “Issuer”), which term includes any successor entity under the Indenture, dated as of October 28, 2019 (the “Indenture”), between the Issuer and Wells Fargo Bank, National Association, as indenture trustee (together with any successor thereto, hereinafter called the “Indenture Trustee”), for value received, hereby promises to pay to the Registered Owner named above or registered assigns, subject to the provisions hereof and of the Indenture, (A) interest based on the Interest Accrual Period at the applicable Note Rate defined in the Indenture, on each Payment Date beginning in January 2020 (or, if such day is not a Business Day, the next succeeding Business Day), and (B) principal on each Payment Date in the manner and subject to the Priority of Payments as set forth in the Indenture; provided, however, that the Notes are subject to prepayment as set forth in the Indenture. This note (this “Class A Note”) is one of a duly authorized series of Class A Notes of the Issuer designated as its Sunrun Atlas Issuer 2019-2, LLC, 3.61% Solar Asset Backed Notes, Series 2019-2, Class A (the “Class A Notes”). The Indenture authorizes the issuance of $312,400,000 in Outstanding Note Balance of Class A Notes and $58,600,000 in Outstanding Note Balance of Sunrun Atlas Issuer 2019-2, LLC, 6.35% Solar Asset Backed Notes, Series 2019-2, Class B (the “Class B Notes” and together with the Class A Notes, the “Notes”). The Indenture provides that the Notes will be entitled to receive payments in reduction of the Outstanding Note Balance, in the amounts, from the sources, and at the times more specifically as set forth in the Indenture. The Notes are secured by the Trust Estate (as defined in the Indenture).
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the Holders of

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the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.
THE OBLIGATION OF THE ISSUER TO REPAY THE NOTES IS A LIMITED, NONRECOURSE OBLIGATION SECURED ONLY BY THE TRUST ESTATE. All payments of principal of and interest on the Class A Notes shall be made only from the Trust Estate, and each Noteholder and each Note Owner hereof, by its acceptance of this Class A Note, agrees that it shall be entitled to payments solely from such Trust Estate pursuant to the terms of the Indenture. The actual Outstanding Note Balance on this Class A Note may be less than the principal balance indicated on the face hereof. The actual Outstanding Note Balance on this Class A Note at any time may be obtained from the Indenture Trustee.
With respect to payment of principal of and interest on the Class A Notes, the Indenture provides the following:
(a)    Until fully paid, principal payments on the Class A Notes will be made on each Payment Date in an amount, at the time, and in the manner provided in the Indenture; provided, however, that the Notes are subject to prepayment as set forth in the Indenture. The Outstanding Note Balance of each Class A Note shall be payable no later than the Rated Final Maturity thereof unless the Outstanding Note Balance of such Class A Note becomes due and payable at an earlier date pursuant to the Indenture, and in each case such payment shall be made in an amount and in the manner provided in the Indenture.
(b)    The Class A Notes shall bear interest on the Outstanding Note Balance of the Class A Notes and accrued but unpaid interest thereon, at the applicable Note Rate. The Note Interest with respect to the Class A Notes shall be payable on each Payment Date to the extent that the Collection Account then contains sufficient amounts to pay such Note Interest pursuant to Section 5.05 of the Indenture. Note Interest will accrue on the basis of a 360-day year consisting of twelve 30-day months.
All payments of interest and principal on the Class A Notes on the applicable Payment Date shall be paid to the Person in whose name such Class A Note is registered at the close of business on the Record Date for such Payment Date in the manner provided in the Indenture. All reductions in the Outstanding Note Balance of a Class A Note (or one or more Predecessor Notes) effected by full or partial payments of installments of principal shall be binding upon all past, then current, and future Holders of such Class A Note and of any Class A Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Class A Note.
The Rated Final Maturity of the Notes is February 1, 2055 unless the Notes are earlier prepaid or redeemed in whole or accelerated pursuant to the Indenture. The Indenture Trustee shall

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pay to each Class A Noteholder of record on the preceding Record Date either (i) by wire transfer, in immediately available funds to the account of such Class A Noteholder at a bank or other entity having appropriate facilities therefor, if such Class A Noteholder shall have provided to the Indenture Trustee appropriate written instructions at least five Business Days prior to the related Payment Date (which instructions may remain in effect for subsequent Payment Dates unless revoked by the Class A Noteholder), or (ii) if not, by check mailed to such Class A Noteholder at the address of such Class A Noteholder appearing in the Note Register, the amounts to be paid to such Class A Noteholder pursuant to such Class A Noteholder’s Notes; provided, that so long as the Class A Notes are registered in the name of the Securities Depository such payments shall be made to the nominee thereof in immediately available funds.
THE CLASS A NOTES SHALL BE SUBJECT TO VOLUNTARY PREPAYMENT AT THE OPTION OF THE ISSUER IN THE MANNER AND SUBJECT TO THE PROVISIONS OF THE INDENTURE. Whenever by the terms of the Indenture, the Indenture Trustee is required to prepay or redeemed the Class A Notes, and subject to and in accordance with the terms of Article VI of the Indenture, the Indenture Trustee shall give notice of the prepayment in the manner prescribed by the Indenture.
Subject to certain restrictions contained in the Indenture, (i) the Class A Notes are issuable in the minimum denomination of $100,000 and in integral multiples of $1,000 in excess thereof (provided, that one Class A Note may be issued in an additional amount equal to any remaining portion of the Initial Outstanding Note Balance) and (ii) the Class A Notes may be exchanged for a like aggregate principal amount of Class A Notes of authorized denominations of the same maturity.
The final payment on any Definitive Note shall be made only upon presentation and surrender of the Note at the Corporate Trust Office of the Indenture Trustee.
The Class A Noteholders shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture.
The Class A Notes may be exchanged, and their transfer may be registered, by the Noteholders in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Indenture Trustee only in the manner, subject to the limitations provided in the Indenture, and upon surrender and cancellation of the Class A Notes. Upon exchange or registration of such transfer, a new registered Class A Note or Notes evidencing the same outstanding principal amount will be executed in exchange therefor.
All amounts collected as payments on the Trust Estate or otherwise shall be applied in the order of priority specified in the Indenture.

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Each Person who has or who acquires any Ownership Interest in a Class A Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of the Indenture. A Noteholder may not sell, offer for sale, assign, pledge, hypothecate or otherwise transfer or encumber all or any part of its interest in the Class A Notes except pursuant to an effective registration statement covering such transaction under the Securities Act of 1933, as amended, and effective qualification or registration under all applicable State securities laws and regulations or under an exemption from registration under said Securities Act and said State securities laws and regulations.
[Add the following for Rule 144A Global Notes:
Interests in this Class A Note may be exchanged for an interest in the corresponding Regulation S Temporary Global Note or Regulation S Global Note, in each case subject to the restrictions specified in the Indenture.]
[Add the following for Regulation S Temporary Global Notes:
Interests in this Class A Note may be exchanged for an interest in the corresponding Rule 144A Global Note, subject to the restrictions specified in the Indenture.
On or after the 40th day after the later of the Closing Date and the commencement of the offering of the Notes, interests in this Regulation S Temporary Global Note may be exchanged (free of charge) for interests in a Regulation S Permanent Global Note. The Regulation S Permanent Global Note shall be so issued and delivered in exchange for only that portion of this Regulation S Temporary Global Note in respect of which there shall have been presented to DTC by Euroclear or Clearstream a certification to the effect that it has received from or in respect of a person entitled to an interest (as shown by its records) a certification that the beneficial interests in such Regulation S Temporary Global Note are owned by persons who are not U.S. persons (as defined in Regulation S).]
[Add the following for Regulation S Permanent Global Notes:
Interests in this Class A Note may be exchanged for an interest in the corresponding Rule 144A Global Note, subject to the restrictions specified in the Indenture.]
In addition, each Person who has or who acquires any Ownership Interest in a Class A Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 12.18 of the Indenture. Prior to the date that is one year and one day after the payment in full of all amounts payable with respect to the Class A Notes, each Person who has or acquires an Ownership Interest in a Class A Note agrees that such Person will not institute against the Issuer, or join any other Person in instituting against the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other

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proceedings under the laws of the United States or any State of the United States. This covenant shall survive the termination of the Indenture.
Before the due presentment for registration of transfer of this Class A Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the person in whose name this Class A Note is registered (i) on any Record Date for purposes of making payments, and (ii) on any other date for any other purpose, as the owner hereof, whether or not this Class A Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture permits the amendment thereof for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying in any manner the rights of the Noteholders under the Indenture at any time by the Issuer and the Indenture Trustee (and, in some cases, only with the consent of the Noteholder affected thereby) and compliance with certain other conditions. Any such consent by the Holder, at the time of the giving thereof, of this Class A Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A Note.
The Class A Notes and all obligations with respect thereto, including obligations under the Indenture, will be limited recourse obligations of the Issuer payable solely from the Trust Estate. Neither the Issuer, the Depositor, the Transaction Manager, the Transaction Transition Manager, the Custodian, the Note Registrar, the Indenture Trustee in its individual capacity or in its capacity as Indenture Trustee, nor any of their respective Affiliates, agents, partners, beneficiaries, officers, directors, stockholders, stockholders of partners, employees or successors or assigns, shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture. Without limiting the foregoing, each Holder of any Class A Note by its acceptance thereof, and the Indenture Trustee, shall be deemed to have agreed (i) that it shall look only to the Trust Estate to satisfy the Issuer’s obligations under or with respect to a Class A Note or the Indenture, including but not limited to liabilities under Article V of the Indenture and liabilities arising (whether at common law or equity) from breaches by the Issuer of any obligations, covenants and agreements herein or, to the extent enforceable, for any violation by the Issuer of applicable State or federal law or regulation, provided that, the Issuer shall not be relieved of liability hereunder with respect to any misrepresentation in the Indenture or any Transaction Document, or fraud, of the Issuer, and (ii) to waive any rights it may have to obtain a deficiency or other monetary judgment against either the Issuer or any of its principals, directors, officers, beneficial owners, employees or agents (whether disclosed or undisclosed) or their respective assets (other than the Trust Estate). The foregoing provisions of this paragraph shall not (i) prevent recourse to the Trust Estate or any Person (other than the Issuer) for the sums due or to become due under any security, instrument or agreement

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which is part of the Trust Estate, (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Class A Notes or secured by the Indenture, but the same shall continue until paid or discharged, or (iii) prevent the Indenture Trustee from exercising its rights with respect to the Grant, pursuant to the Indenture, of the Issuer’s rights under the Transaction Documents. It is further understood that the foregoing provisions of this paragraph shall not limit the right of any Person to name the Indenture Trustee in its capacity as Indenture Trustee under the Indenture or the Issuer as a party defendant in any action or suit or in the exercise of any remedy under the Notes or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced. It is expressly understood that all such liability is hereby expressly waived and released to the extent provided herein as a condition of, and as a consideration for, the execution of the Indenture and the issuance of the Notes.
The remedies of the Holder of this Class A Note as provided herein, in the Indenture or in the other Transaction Documents, shall be cumulative and concurrent and may be pursued solely against the assets of the Trust Estate. No failure on the part of the Noteholder in exercising any right or remedy hereunder shall operate as a waiver or release thereof, nor shall any single or partial exercise of any such right or remedy preclude any other further exercise thereof or the exercise of any other right or remedy hereunder.
The Class A Notes are issuable only in registered form in denominations as provided in the Indenture and subject to certain limitations therein set forth. At the option of the Class A Noteholder, Class A Notes may be exchanged for Class A Notes of like terms, in any authorized denominations and of like aggregate principal amount, upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Indenture Trustee, subject to the terms and conditions of the Indenture.
Reference is hereby made to the Indenture, a copy of which is on file with the Indenture Trustee, for the provisions, among others, with respect to (i) the nature and extent of the rights, duties and obligations of the Indenture Trustee, the Issuer and the Class A Noteholders; (ii) the terms upon which the Class A Notes are executed and delivered; (iii) the collection and disposition of payments or proceeds in respect of the Conveyed Property; (iv) a description of the Trust Estate; (v) the modification or amendment of the Indenture; (vi) other matters; and (vii) the definition of capitalized terms used in this Class A Note that are not defined herein; to all of which the Class A Noteholders and Note Owners assent by the acceptance of the Class A Notes.
THIS CLASS A NOTE IS ISSUED PURSUANT TO THE INDENTURE AND IT AND THE INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS (INCLUDING, WITHOUT LIMITATION, §5-1401 AND §5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK,

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BUT OTHERWISE WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS).
REFERENCE IS HEREBY MADE TO THE PROVISIONS OF THE INDENTURE AND SUCH PROVISIONS ARE HEREBY INCORPORATED BY REFERENCE AS IF FULLY SET FORTH HEREIN.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-1-10

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed as of the date set forth below.

SUNRUN ATLAS ISSUER 2019-2, LLC, as Issuer

By: Sunrun Atlas Depositor 2019-2, LLC
Its: Sole Member

By: Sunrun Atlas Investor 2019-2, LLC
Its: Sole Member

By: Sunrun Atlas Holdco 2019-2, LLC
Its: Sole Member

By: Sunrun Inc.
Its: Sole Member

By
Name:
Title:

A-1-11

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Class A Notes referred to in the within-mentioned Indenture.
Dated:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By
Name:
Title:

A-1-12

[FORM OF ASSIGNMENT]
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
(PLEASE INSERT SOCIAL SECURITY OR
TAXPAYER IDENTIFICATION NUMBER
OF ASSIGNEE)

_______________________________
_______________________________

______________________________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)

______________________________________________________________________________
the within Note, and all rights thereunder, and hereby does irrevocably constitute and appoint

______________________________________________________________________________
Attorney to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Date:___________________

Signature Guaranteed:

______________________________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever. The signature should be guaranteed by a guarantor institution participating in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Indenture Trustee.

A-1-13

A-2-14

EXHIBIT A-2

FORM OF CLASS B NOTE
Note Number: [__]
UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.
THIS GLOBAL NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND NEITHER THIS GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS GLOBAL NOTE OR ANY INTEREST HEREIN IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE OR ANY INTEREST HEREIN MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
THE HOLDER OF THIS GLOBAL NOTE OR ANY INTEREST HEREIN AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE AND ANY INTEREST HEREIN MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN DENOMINATIONS LOWER THAN $750,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, OR (III) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE AND EVIDENCED BY AN OPINION OF COUNSEL

A-2-1

ACCEPTABLE TO THE ISSUER AND THE INDENTURE TRUSTEE), IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS GLOBAL NOTE OR ANY INTEREST HEREIN FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. NOTWITHSTANDING THE FOREGOING RESTRICTION, ANY NOTE THAT HAS BEEN PROPERLY ISSUED IN AN AMOUNT NO LESS THAN $750,000 MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN DENOMINATIONS LESS THAN $750,000 IF SUCH LESSER DENOMINATION IS SOLELY A RESULT OF A REDUCTION IN PRINCIPAL DUE TO PAYMENTS MADE IN ACCORDANCE WITH THIS INDENTURE.
[FOR REGULATION S TEMPORARY GLOBAL NOTE, ADD THE FOLLOWING:
THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT WHICH IS EXCHANGEABLE FOR A REGULATION S PERMANENT GLOBAL NOTE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN AND IN THE INDENTURE REFERRED TO HEREIN.]
THE PURCHASER UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THE NOTES FROM THE SECURITIES DEPOSITORY.
SECTIONS 2.07 AND 2.08 OF THE INDENTURE CONTAIN FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY.
EACH NOTEHOLDER OR NOTE OWNER, BY ITS ACCEPTANCE OF THIS NOTE (OR INTEREST THEREIN), COVENANTS AND AGREES THAT SUCH NOTEHOLDER OR NOTE OWNER, AS THE CASE MAY BE, SHALL NOT, PRIOR TO THE DATE THAT IS ONE YEAR AND ONE DAY AFTER THE TERMINATION OF THE INDENTURE, ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE ISSUER TO INVOKE THE PROCESS OF ANY COURT OR GOVERNMENTAL AUTHORITY FOR THE PURPOSE OF COMMENCING OR SUSTAINING A CASE AGAINST THE ISSUER UNDER ANY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY, REORGANIZATION OR SIMILAR LAW OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, INDENTURE TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE ISSUER OR ANY SUBSTANTIAL PART OF ITS PROPERTY, OR ORDERING THE WINDING UP OR LIQUIDATION OF THE AFFAIRS OF THE ISSUER. THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS

A-2-2

SECURITY MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE INDENTURE TRUSTEE.
THE RIGHT TO PAYMENT OF PRINCIPAL AND INTEREST OF THIS NOTE IS SUBJECT TO THE RIGHT OF PAYMENT OF PRINCIPAL AND INTEREST OF THE CLASS A NOTES AS MORE FULLY DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

A-2-3

SUNRUN ATLAS ISSUER 2019-2, LLC
SOLAR ASSET BACKED NOTES, SERIES 2019-2
CLASS B NOTE

GLOBAL NOTE

Original Issue date	Rated Final Maturity	Issue Price
October 28, 2019	February 1, 2055	99.996900%
REGISTERED OWNER: CEDE & CO.
INITIAL PRINCIPAL BALANCE: $58,600,000
CUSIP No. [86772F AB7] [U8678A AB4]
ISIN No. [US86772FAB76] [USU8678AAB45]
THIS CERTIFIES THAT Sunrun Atlas Issuer 2019-2, LLC, a Delaware limited liability company (hereinafter called the “Issuer”), which term includes any successor entity under the Indenture, dated as of October 28, 2019 (the “Indenture”), between the Issuer and Wells Fargo Bank, National Association, as indenture trustee (together with any successor thereto, hereinafter called the “Indenture Trustee”), for value received, hereby promises to pay to the Registered Owner named above or registered assigns, subject to the provisions hereof and of the Indenture, (A) interest based on the Interest Accrual Period at the applicable Note Rate defined in the Indenture, on each Payment Date beginning in January 2020 (or, if such day is not a Business Day, the next succeeding Business Day), and (B) principal on each Payment Date after the Outstanding Note Balance of the Class A Notes has been reduced to zero in the manner and subject to the Priority of Payments as set forth in the Indenture; provided, however, that the Notes are subject to prepayment as set forth in the Indenture. This note (this “Class B Note”) is one of a duly authorized series of Class B Notes of the Issuer designated as its Sunrun Atlas Issuer 2019-2, LLC, 6.35% Solar Asset Backed Notes, Series 2019-2, Class B (the “Class B Notes”). The Indenture authorizes the issuance of $58,600,000 in Outstanding Note Balance of Class B Notes and $312,400,000 in Outstanding Note Balance of Sunrun Atlas Issuer 2019-2, LLC, 3.61% Solar Asset Backed Notes, Series 2019-2, Class A (the “Class A Notes” and together with the Class B Notes, the “Notes”). The Indenture provides that the Notes will be entitled to receive payments in reduction of the Outstanding Note Balance, in the amounts, from the sources, and at the times more specifically as set forth in the Indenture. The Notes are secured by the Trust Estate (as defined in the Indenture).
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.
THE OBLIGATION OF THE ISSUER TO REPAY THE NOTES IS A LIMITED, NONRECOURSE OBLIGATION SECURED ONLY BY THE TRUST ESTATE. All payments of principal of and interest on the Class B Notes shall be made only from the Trust Estate, and each

A-2-4

Noteholder and Note Owner, by its acceptance of this Class B Note, agrees that it shall be entitled to payments solely from such Trust Estate pursuant to the terms of the Indenture. The actual Outstanding Note Balance on this Class B Note may be less than the principal balance indicated on the face hereof. The actual Outstanding Note Balance on this Class B Note at any time may be obtained from the Indenture Trustee.
With respect to payment of principal of and interest on the Class B Notes, the Indenture provides the following:
(a)    Until fully paid, principal payments on the Class B Notes will be made on each Payment Date after the Outstanding Note Balance of the Class A Notes has been reduced to zero in an amount, at the time, and in the manner provided in the Indenture provided, however, that the Notes are subject to prepayment as set forth in the Indenture. The Outstanding Note Balance of each Class B Note shall be payable no later than the Rated Final Maturity thereof unless the Outstanding Note Balance of such Class B Note becomes due and payable at an earlier date pursuant to the Indenture, and in each case such payment shall be made in an amount and in the manner provided in the Indenture.
(b)    The Class B Notes shall bear interest on the Outstanding Note Balance of the Class B Notes and accrued but unpaid interest thereon, at the applicable Note Rate. The Note Interest with respect to the Class B Notes shall be payable on each Payment Date to the extent that the Collection Account then contains sufficient amounts to pay such Note Interest pursuant to Section 5.05 of the Indenture. Note Interest will accrue on the basis of a 360-day year consisting of twelve 30-day months.
All payments of interest and principal on the Class B Notes on the applicable Payment Date shall be paid to the Person in whose name such Class B Note is registered at the close of business on the Record Date for such Payment Date in the manner provided in the Indenture. All reductions in the Outstanding Note Balance of a Class B Note (or one or more Predecessor Notes) effected by full or partial payments of installments of principal shall be binding upon all past, then current, and future Holders of such Class B Note and of any Class B Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Class B Note.
The Rated Final Maturity of the Notes is February 1, 2055 unless the Notes are earlier prepaid or redeemed in whole or accelerated pursuant to the Indenture. The Indenture Trustee shall pay to each Class B Noteholder of record on the preceding Record Date either (i) by wire transfer, in immediately available funds to the account of such Class B Noteholder at a bank or other entity having appropriate facilities therefor, if such Class B Noteholder shall have provided to the Indenture Trustee appropriate written instructions at least five Business Days prior to the related Payment Date (which instructions may remain in effect for subsequent Payment Dates unless revoked by the Class B Noteholder), or (ii) if not, by check mailed to such Class B Noteholder at the address of such Class B Noteholder appearing in the Note Register, the amounts to be paid to such Class B Noteholder pursuant to such Class B Noteholder’s Notes; provided, that so long as the Class B

A-2-5

Notes are registered in the name of the Securities Depository such payments shall be made to the nominee thereof in immediately available funds.
THE CLASS B NOTES SHALL BE SUBJECT TO VOLUNTARY PREPAYMENT AT THE OPTION OF THE ISSUER IN THE MANNER AND SUBJECT TO THE PROVISIONS OF THE INDENTURE. Whenever by the terms of the Indenture, the Indenture Trustee is required to prepay or redeem the Class B Notes, and subject to and in accordance with the terms of Article VI of the Indenture, the Indenture Trustee shall give notice of the prepayment in the manner prescribed by the Indenture.
Subject to certain restrictions contained in the Indenture, (i) the Class B Notes are issuable in the minimum denomination of $750,000 and in integral multiples of $1,000 in excess thereof (provided, that one Class B Note may be issued in an additional amount equal to any remaining portion of the Initial Outstanding Note Balance) and (ii) the Class B Notes may be exchanged for a like aggregate principal amount of Class B Notes of authorized denominations of the same maturity.
The final payment on any Definitive Note shall be made only upon presentation and surrender of the Note at the Corporate Trust Office of the Indenture Trustee.
The Class B Noteholders shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture.
The Class B Notes may be exchanged, and their transfer may be registered, by the Noteholders in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Indenture Trustee only in the manner, subject to the limitations provided in the Indenture, and upon surrender and cancellation of the Class B Notes. Upon exchange or registration of such transfer, a new registered Class B Note or Notes evidencing the same outstanding principal amount will be executed in exchange therefor.
All amounts collected as payments on the Trust Estate or otherwise shall be applied in the order of priority specified in the Indenture.
Each Person who has or who acquires any Ownership Interest in a Class B Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of the Indenture. A Noteholder may not sell, offer for sale, assign, pledge, hypothecate or otherwise transfer or encumber all or any part of its interest in the Class B Notes except pursuant to an effective registration statement covering such transaction under the Securities Act of 1933, as amended, and effective qualification or registration under all applicable State securities laws and regulations or under an exemption from registration under said Securities Act and said State securities laws and regulations.
[Add the following for Rule 144A Global Notes:

A-2-6

Interests in this Class B Note may be exchanged for an interest in the corresponding Regulation S Temporary Global Note or Regulation S Permanent Global Note, in each case subject to the restrictions specified in the Indenture.]
[Add the following for Regulation S Temporary Global Notes:
Interests in this Class B Note may be exchanged for an interest in the corresponding Rule 144A Global Note, subject to the restrictions specified in the Indenture.
On or after the 40th day after the later of the Closing Date and the commencement of the offering of the Notes, interests in this Regulation S Temporary Global Note may be exchanged (free of charge) for interests in a Regulation S Permanent Global Note. The Regulation S Permanent Global Note shall be so issued and delivered in exchange for only that portion of this Regulation S Temporary Global Note in respect of which there shall have been presented to DTC by Euroclear or Clearstream a certification to the effect that it has received from or in respect of a person entitled to an interest (as shown by its records) a certification that the beneficial interests in such Regulation S Temporary Global Note are owned by persons who are not U.S. persons (as defined in Regulation S).]
[Add the following for Regulation S Permanent Global Notes:
Interests in this Class B Note may be exchanged for an interest in the corresponding Rule 144A Global Note, subject to the restrictions specified in the Indenture.]
In addition, each Person who has or who acquires any Ownership Interest in a Class B Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 12.18 of the Indenture. Prior to the date that is one year and one day after the payment in full of all amounts payable with respect to the Class B Notes, each Person who has or acquires an Ownership Interest in a Class B Note agrees that such Person will not institute against the Issuer, or join any other Person in instituting against the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any State of the United States. This covenant shall survive the termination of the Indenture.
Before the due presentment for registration of transfer of this Class B Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the person in whose name this Class B Note is registered (i) on any Record Date for purposes of making payments, and (ii) on any other date for any other purpose, as the owner hereof, whether or not this Class B Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture permits the amendment thereof for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying in any manner the rights of the Noteholders under the Indenture at any time by the Issuer and the Indenture Trustee (and, in some cases, only with the consent of the Noteholder affected thereby) and compliance with certain other conditions. Any such consent by the Holder, at the time of the

A-2-7

giving thereof, of this Class B Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Note.
The Class B Notes and all obligations with respect thereto, including obligations under the Indenture, will be limited recourse obligations of the Issuer payable solely from the Trust Estate. Neither the Issuer, the Depositor, the Transaction Manager, the Transaction Transition Manager, the Custodian, the Note Registrar, the Indenture Trustee in its individual capacity or in its capacity as Indenture Trustee, nor any of their respective Affiliates, agents, partners, beneficiaries, officers, directors, stockholders, stockholders of partners, employees or successors or assigns, shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture. Without limiting the foregoing, each Noteholder and each Note Owner of any Class B Note by its acceptance thereof, and the Indenture Trustee, shall be deemed to have agreed (i) that it shall look only to the Trust Estate to satisfy the Issuer’s obligations under or with respect to a Class B Note or the Indenture, including but not limited to liabilities under Article V of the Indenture and liabilities arising (whether at common law or equity) from breaches by the Issuer of any obligations, covenants and agreements herein or, to the extent enforceable, for any violation by the Issuer of applicable State or federal law or regulation, provided that, the Issuer shall not be relieved of liability hereunder with respect to any misrepresentation in the Indenture or any Transaction Document, or fraud, of the Issuer, and (ii) to waive any rights it may have to obtain a deficiency or other monetary judgment against either the Issuer or any of its principals, directors, officers, beneficial owners, employees or agents (whether disclosed or undisclosed) or their respective assets (other than the Trust Estate). The foregoing provisions of this paragraph shall not (i) prevent recourse to the Trust Estate or any Person (other than the Issuer) for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Class B Notes or secured by the Indenture, but the same shall continue until paid or discharged, or (iii) prevent the Indenture Trustee from exercising its rights with respect to the Grant, pursuant to the Indenture, of the Issuer’s rights under the Transaction Documents. It is further understood that the foregoing provisions of this paragraph shall not limit the right of any Person to name the Indenture Trustee in its capacity as Indenture Trustee under the Indenture or the Issuer as a party defendant in any action or suit or in the exercise of any remedy under the Notes or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced. It is expressly understood that all such liability is hereby expressly waived and released to the extent provided herein as a condition of, and as a consideration for, the execution of the Indenture and the issuance of the Notes.
The remedies of the Holder of this Class B Note as provided herein, in the Indenture or in the other Transaction Documents, shall be cumulative and concurrent and may be pursued solely against the assets of the Trust Estate. No failure on the part of the Noteholder in exercising any right or remedy hereunder shall operate as a waiver or release thereof, nor shall any single or partial exercise of any such right or remedy preclude any other further exercise thereof or the exercise of any other right or remedy hereunder.

A-2-8

The Class B Notes are issuable only in registered form in denominations as provided in the Indenture and subject to certain limitations therein set forth. At the option of the Class B Noteholder, Class B Notes may be exchanged for Class B Notes of like terms, in any authorized denominations and of like aggregate principal amount, upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Indenture Trustee, subject to the terms and conditions of the Indenture.
Reference is hereby made to the Indenture, a copy of which is on file with the Indenture Trustee, for the provisions, among others, with respect to (i) the nature and extent of the rights, duties and obligations of the Indenture Trustee, the Issuer and the Class B Noteholders; (ii) the terms upon which the Class B Notes are executed and delivered; (iii) the collection and disposition of payments or proceeds in respect of the Conveyed Property; (iv) a description of the Trust Estate; (v) the modification or amendment of the Indenture; (vi) other matters; and (vii) the definition of capitalized terms used in this Class B Note that are not defined herein; to all of which the Class B Noteholders and Note Owners assent by the acceptance of the Class B Notes.
THIS CLASS B NOTE IS ISSUED PURSUANT TO THE INDENTURE AND IT AND THE INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS (INCLUDING, WITHOUT LIMITATION, §5-1401 AND §5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS).
REFERENCE IS HEREBY MADE TO THE PROVISIONS OF THE INDENTURE AND SUCH PROVISIONS ARE HEREBY INCORPORATED BY REFERENCE AS IF FULLY SET FORTH HEREIN.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-2-9

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed as of the date set forth below.

SUNRUN ATLAS ISSUER 2019-2, LLC, as Issuer

By: Sunrun Atlas Depositor 2019-2, LLC
Its: Sole Member

By: Sunrun Atlas Investor 2019-2, LLC
Its: Sole Member

By: Sunrun Atlas Holdco 2019-2, LLC
Its: Sole Member

By: Sunrun Inc.
Its: Sole Member

By
Name:
Title:

A-2-10

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Class B Notes referred to in the within-mentioned Indenture.
Dated:

WELLS FARGO BANK NATIONAL ASSOCIATION, as Indenture Trustee

By
Name:
Title:

A-2-11

[FORM OF ASSIGNMENT]
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
(PLEASE INSERT SOCIAL SECURITY OR
TAXPAYER IDENTIFICATION NUMBER
OF ASSIGNEE)

_______________________________
_______________________________

______________________________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)

______________________________________________________________________________
the within Note, and all rights thereunder, and hereby does irrevocably constitute and appoint

______________________________________________________________________________
Attorney to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Date:___________________

Signature Guaranteed:

______________________________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever. The signature should be guaranteed by a guarantor institution participating in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Indenture Trustee.

A-2-12

EXHIBIT B-1

FORM OF TRANSFER CERTIFICATE FOR EXCHANGE OR TRANSFER
FROM RULE 144A GLOBAL NOTE
TO REGULATION S GLOBAL NOTE

[DATE]
Wells Fargo Bank, National Association
600 S. 4th Street, MAC N9300-061
Minneapolis, MN 55479
Attn: Corporate Trust Services – Asset Backed Administration

Re:    Sunrun Atlas Issuer 2019-2, LLC
Ladies and Gentlemen:
Reference is hereby made to the Indenture, dated as of October 28, 2019 (the “Indenture”), by and among Sunrun Atlas Issuer 2019-2, LLC (the “Issuer”) and Wells Fargo Bank, National Association, as indenture trustee (in such capacity, the “Indenture Trustee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This letter relates to US $[__][__] aggregate Outstanding Note Balance of Class [A][B] Notes (the “Notes”) which in the form of the Rule 144A Global Note (CUSIP No. [_______]) in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest for an interest in the Regulation S Global Note (CUSIP No. __________) to be held with [Euroclear] [Clearstream]* (Common Code No. ___________) through the Securities Depository.
In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and [(i) with respect to transfers made]** pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and accordingly the Transferor does hereby certify that:
(1)    the offer of the Notes was not made to a person in the United States,
(2)    [at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States] [the transaction was executed in, on or through the facilities of a designated

B-1-1

offshore securities market and neither the transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States], ***
(3)    [the transferee is not a U.S. Person within the meaning of Rule 902(k) of Regulation S nor a Person acting for the account or benefit of a U.S. Person,]****
(4)    no directed selling efforts have been made in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable,
(5)    the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and
(6)    upon completion of the transaction, the beneficial interest being transferred as described above will be held with the Securities Depository through [Euroclear] [Clearstream]. *****
[or (ii) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Transferor does hereby certify that the Notes being transferred are eligible for resale by the Transferor pursuant to Rule 144(b)(1) under the Securities Act.]******

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This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Indenture Trustee and the Transaction Manager.

[Insert Name of Transferor]

By:______________________
Name:
Title:
Dated:

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EXHIBIT B-2

FORM OF TRANSFER CERTIFICATE FOR EXCHANGE OR TRANSFER
FROM REGULATION S GLOBAL NOTE
TO RULE 144A GLOBAL NOTE

[DATE]
Wells Fargo Bank, National Association
600 S. 4th Street, MAC N9300-061
Minneapolis, MN 55479
Attn: Corporate Trust Services – Asset Backed Administration

Re:    Sunrun Atlas Issuer 2019-2, LLC
Ladies and Gentlemen:
Reference is hereby made to the Indenture, dated as of October 28, 2019 (the “Indenture”), by and among Sunrun Atlas Issuer 2019-2, LLC (the “Issuer”) and Wells Fargo Bank, National Association, as indenture trustee (in such capacity, the “Indenture Trustee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This letter relates to US $[__][__] aggregate Outstanding Note Balance of Class [A][B] Notes (the “Notes”) which are held in the form of the Regulation S Global Note (CUSIP No. [_______]) with [Euroclear] [Clearstream]* (Common Code No. __________) through the Securities Depository in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Notes for an interest in the Regulation 144A Global Note (CUSIP No. __________).
In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with (i) the transfer restrictions set forth in the Indenture, and (ii) (A) Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a “qualified institutional buyer” (“QIB”) within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction or (B) to a QIB pursuant to another applicable exemption from the registration requirements under the Securities Act; provided that an Opinion of Counsel confirming the applicability of the exemption claimed shall have been delivered to the Issuer and the Indenture Trustee in a form reasonably acceptable to them.

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This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Indenture Trustee and the Transaction Manager.

[Insert Name of Transferor]

By:______________________
Name:
Title:
Dated:

B-2-2

EXHIBIT B-3

FORM OF TRANSFER CERTIFICATE FOR TRANSFER
FROM DEFINITIVE NOTE
TO DEFINITIVE NOTE
[DATE]
Wells Fargo Bank, National Association
600 S. 4th Street, MAC N9300-061
Minneapolis, MN 55479
Attn: Corporate Trust Services – Asset Backed Administration

Re:    Sunrun Atlas Issuer 2019-2, LLC
Ladies and Gentlemen:
Reference is hereby made to the Indenture, dated as of October 28, 2019 (the “Indenture”), by and among Sunrun Atlas Issuer 2019-2, LLC (the “Issuer”) and Wells Fargo Bank, National Association, as indenture trustee (in such capacity, the “Indenture Trustee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This letter relates to US $[__][__] aggregate Outstanding Note Balance of Class [A][B] Notes (the “Notes”) which are held as Definitive Notes (CUSIP No. [_______]) in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Notes to [insert name of transferee] (the “Transferee”).
In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with (i) the transfer restrictions set forth in the Indenture, and (ii) Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a “qualified institutional buyer” (“QIB”) within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction, or (iii) pursuant to another applicable exemption from the registration requirements under the Securities Act; provided that an Opinion of Counsel confirming the applicability of the exemption claimed shall have been delivered to the Issuer and the Indenture Trustee in a form reasonably acceptable to them.
[If transfer is pursuant to Regulation S, add the following:
The Transferor hereby certifies that:

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(1)    the offer of the Notes was not made to a person in the United States,
(2)    [at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States] [the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States]*,
(3)    the transferee is not a U.S. Person within the meaning of Rule 902(k) of Regulation S nor a Person acting for the account or benefit of a U.S. Person,
(4)    no directed selling efforts have been made in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable,
(5)    the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.]

[signature page follows]

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This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Indenture Trustee and the Transaction Manager.

[Insert Name of Transferor]

By:______________________
Name:
Title:
Dated:

B-3-3

EXHIBIT C

SUNRUN ATLAS ISSUER 2019-2, LLC
NOTICE OF VOLUNTARY PREPAYMENT
[DATE]
Wells Fargo Bank, National Association
600 S. 4th Street, MAC N9300-061
Minneapolis, MN 55479
Attn: Corporate Trust Services – Asset Backed Administration

Sunrun Inc.
225 Bush Street
San Francisco, CA 94104
Attn: [_________________]
Ladies and Gentlemen:
Pursuant to Section 6.01 of the Indenture dated as of October 28, 2019 (the “Indenture”), between Sunrun Atlas Issuer 2019-2, LLC (the “Issuer”) and Wells Fargo Bank, National Association (the “Indenture Trustee”), the Indenture Trustee is hereby directed to prepay in [whole][part] the Issuer’s Solar Asset Backed Notes, Series 2019-2 on [_______ __, 20__] (the “Voluntary Prepayment Date”).
On or prior to the Voluntary Prepayment Date, the Issuer shall deposit into the Collection Account (i) the outstanding principal balance of the Notes to be prepaid, (ii) all accrued and unpaid interest thereon (including any Deferred Interest or Post-ARD Additional Note Interest), (iii) all amounts owed to the Indenture Trustee, the Transaction Manager, the Transaction Transition Manager, the Custodian and any other parties to the Transaction Documents, and (iv) with respect to the Class A Notes, the Make Whole Amount, if applicable (the “Prepayment Amount”).
On the Voluntary Prepayment Date, provided that the Indenture Trustee has received the Prepayment Amount, in the case of any Voluntary Prepayment in whole, no later than 11:00 a.m. Eastern time on such Voluntary Prepayment Date, or in the case of any Voluntary Prepayment in part, no later than 12:00 p.m. Eastern time on the Business Day prior to such specified Voluntary Prepayment Date, the Indenture Trustee is directed to [(x)] withdraw the Prepayment Amount from the Collection Account and disburse such amounts in accordance with clauses [(i) through (v)] of the Priority of Payments and then to the Noteholders, the Make Whole Amount, if applicable, and then [to pay down the Notes on a pro rata basis] [first to pay down the Class A Notes until the Outstanding Note Balance of the Class A Notes has been reduced to zero, and then to pay down the

Class B Notes until the Outstanding Note Balance of the Class B Notes has been reduced to zero] [pay down the Class B Notes] [and (y) , release any remaining assets in the Trust Estate to, or at the direction of, the Issuer].
You are hereby instructed to provide all notices of prepayment required by Section 6.03 of the Indenture. All terms used but not defined herein have the meanings assigned to such terms in the Indenture.
[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Voluntary Prepayment on the ___ day of _________, _____.

SUNRUN ATLAS ISSUER 2019-2, LLC, as Issuer

By
Name:
Title:

ANNEX A

STANDARD DEFINITIONS
[See attached]

ANNEX A